================================================================================

                                                                   EXHIBIT 10.24


                               U.S. $1,000,000,000

                      AMENDED AND RESTATED CREDIT AGREEMENT

                                      among

                   EOTT ENERGY OPERATING LIMITED PARTNERSHIP,
                                  as Borrower,

                                       and


                                  ENRON CORP.,
                                    as Lender



                          Dated as of December 1, 1998



================================================================================

                                      INDEX

SECTION 1.  DEFINITION AND PRINCIPLES OF CONSTRUCTION........................1

   1.01   DEFINED TERMS......................................................1
   1.02   PRINCIPLES OF CONSTRUCTION........................................12

SECTION 2.  AMOUNT AND TERMS OF CREDIT......................................12

   2.01   THE LOANS.........................................................12
   2.02   MINIMUM AMOUNT OF EACH BORROWING..................................13
   2.03   NOTICE OF BORROWING...............................................13
   2.04   DISBURSEMENT OF FUNDS.............................................13
   2.05   NOTES.............................................................13
   2.06   INTEREST..........................................................13
   2.07   NOTICE AND PLACE OF PAYMENTS......................................14

SECTION 3.  LETTERS OF CREDIT...............................................14

   3.01   LETTERS OF CREDIT.................................................14
   3.02   LETTER OF CREDIT REQUESTS; NOTICES OF ISSUANCE....................15
   3.03   AGREEMENT TO REPAY LETTER OF CREDIT AMOUNTS.......................15
   3.04   LETTER OF CREDIT INCREASED COSTS..................................15

SECTION 4.  GUARANTEES......................................................16

   4.01   ISSUANCE..........................................................16
   4.02   LIMITATIONS.......................................................16
   4.03   REQUESTS..........................................................16
   4.04   REPORTING.........................................................17
   4.05   REPAYMENT.........................................................17
   4.06   CONDITIONS PRECEDENT..............................................17

SECTION 5.  FEES............................................................18

   5.01   FEES..............................................................18

SECTION 6.  PAYMENTS........................................................18

   6.01   METHOD AND PLACE OF PAYMENT.......................................18
   6.02   NET PAYMENTS; TAXES...............................................18

SECTION 7.  CONDITIONS PRECEDENT............................................20

   7.01   EXECUTION OF AGREEMENT; NOTES.....................................20
   7.02   SECURITY AGREEMENTS...............................................20
   7.03   PARTNERSHIP DOCUMENTS; PROCEEDINGS................................20
   7.04   NO DEFAULT; REPRESENTATIONS AND WARRANTIES........................20
   7.05   NOTICE OF BORROWING...............................................20
   7.06   NO MATERIAL ADVERSE CHANGE........................................20
   7.07   BORROWING BASE....................................................21
   7.08   INSURANCE COVERAGE................................................21
   7.09   PAYMENT OF FEES...................................................21
   7.10   SOLVENCY..........................................................21
   7.11   SUBSIDIARY GUARANTIES.............................................21
   7.12   CONTRIBUTION AGREEMENT............................................21
   7.13   ADDITIONAL INFORMATION............................................21

SECTION 8.  REPRESENTATIONS, WARRANTIES AND AGREEMENT.......................21

   8.01   PARTNERSHIP STATUS................................................22
   8.02   AUTHORIZATION AND POWER...........................................22
   8.03   NO VIOLATION......................................................22
   8.04   GOVERNMENTAL APPROVALS............................................22
   8.05   FINANCIAL STATEMENTS; FINANCIAL CONDITION;
            UNDISCLOSED LIABILITIES; ETC....................................22
   8.06   SOLVENCY..........................................................23
   8.07   NO DEFAULT........................................................23
   8.08   MATERIAL ADVERSE EFFECT...........................................24
   8.09   NO LITIGATION.....................................................24
   8.10   TRUE AND COMPLETE DISCLOSURE......................................25
   8.11   USE OF PROCEEDS; MARGIN REGULATIONS...............................25
   8.12   TAX RETURNS AND PAYMENTS..........................................25
   8.13   COMPLIANCE WITH ERISA.............................................25
   8.14   SUBSIDIARIES AND AFFILIATES.......................................25
   8.15   COMPLIANCE WITH STATUTES, ETC.....................................25
   8.16   SECURITY INTEREST.................................................25
   8.17   INVESTMENT COMPANY ACT............................................26
   8.18   PUBLIC UTILITY HOLDING COMPANY ACT................................26
   8.19   LABOR RELATIONS...................................................26
   8.20   PATENTS, LICENSES, FRANCHISES AND FORMULAS........................26
   8.21   PROPERTIES........................................................26
   8.22   PARTNERSHIP STRUCTURE.............................................26
   8.23   FISCAL YEAR.......................................................26
   8.24   COMPLIANCE WITH ENVIRONMENTAL LAWS................................26
   8.25   NO LIENS..........................................................27

SECTION 9.  AFFIRMATIVE COVENANTS...........................................27

   9.01   INFORMATION COVENANTS.............................................27
   9.02   BOOKS, RECORDS AND INSPECTIONS....................................29
   9.03   MAINTENANCE OF PROPERTY, INSURANCE................................29
   9.04   ENVIRONMENTAL LAWS; INSPECTION; NOTICE............................30
   9.05   FRANCHISES........................................................31
   9.06   PAYMENT OF TAXES..................................................31
   9.07   COMPLIANCE WITH LAWS, ETC.........................................31
   9.08   ERISA.............................................................31
   9.09   END OF FISCAL YEARS; FISCAL QUARTERS..............................32
   9.10   PERFORMANCE OF OBLIGATIONS........................................32
   9.11   BORROWING BASE AUDIT..............................................32
   9.12   MAINTENANCE OF EXISTENCE..........................................33
   9.13   LICENSES, APPROVALS, ETC..........................................33
   9.14   SECURITY AGREEMENTS...............................................33
   9.15   SUBSIDIARY GUARANTIES.............................................33
   9.16   CONTRIBUTION AGREEMENT............................................33

SECTION 10.  NEGATIVE COVENANTS.............................................33

  10.01   LIENS.............................................................33
  10.02   CONSOLIDATION, MERGER, SALE OF ASSETS, ETC........................35
  10.03   INDEBTEDNESS......................................................35
  10.04   TRANSACTIONS WITH AFFILIATES......................................36
  10.05   MINIMUM TANGIBLE NET WORTH........................................36
  10.06   MINIMUM WORKING CAPITAL...........................................36
  10.07   MAXIMUM FIXED ASSETS..............................................36
  10.08   OPEN CRUDE POSITIONS..............................................36
  10.09   RISK MANAGEMENT POLICIES..........................................36

  10.10   MAXIMUM INELIGIBLE RECEIVABLES..................................36
  10.11   BUSINESS........................................................36
  10.12   LIMITATION ON VOLUNTARY PAYMENTS AND MODIFICATIONS OF
          INDEBTEDNESS; MODIFICATIONS OF CERTIFICATE OF LIMITED
          PARTNERSHIP, BORROWER PARTNERSHIP AGREEMENT AND CERTAIN
          OTHER AGREEMENTS; ETC...........................................36
  10.13   ADVANCES, INVESTMENTS AND LOANS.................................37
  10.14   BORROWING BASE..................................................37
  10.15   LEVERAGE RATIO..................................................37
  10.16   NEW SUBSIDIARIES................................................38
  10.17   PIPELINE SUBSIDIARY.............................................38

SECTION 11. EVENTS OF DEFAULT.............................................38

  11.01   PAYMENTS........................................................38
  11.02   REPRESENTATIONS, ETC............................................38
  11.03   COVENANTS.......................................................38
  11.04   DEFAULT UNDER OTHER AGREEMENTS..................................39
  11.05   BANKRUPTCY, ETC.................................................39
  11.06   ERISA...........................................................39
  11.07   SECURITY AGREEMENTS.............................................40
  11.08   JUDGMENTS.......................................................40
  11.09   OPEN CRUDE AND PETROLEUM POSITIONS..............................40
  11.10   TAX TREATMENT...................................................40
  11.11   CHANGE IN PARTNERSHIP AGREEMENTS................................41
  11.12   SUBSIDIARY GUARANTIES...........................................41
  11.13   AGGREGATE GUARANTEE OBLIGATIONS.................................41
  11.14   CASH COLLATERALIZATION..........................................41

SECTION 12.  MISCELLANEOUS................................................42

  12.01   PAYMENT OF EXPENSES. ETC........................................42
  12.02   RIGHT OF SETOFF.................................................43
  12.03   NOTICES.........................................................43
  12.04   BENEFIT OF AGREEMENT' ASSIGNMENT OR TRANSFER....................43
  12.05   NO WAIVER; REMEDIES CUMULATIVE..................................44
  12.06   CALCULATIONS; COMPUTATIONS......................................44
  12.07   INTEREST........................................................44
  12.08   GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE................45
  12.09   COUNTERPARTS....................................................45
  12.10   HEADINGS DESCRIPTIVE............................................45
  12.11   AMENDMENT OR WAIVER OR TERMINATION..............................45
  12.12   SURVIVAL........................................................45
  12.13   ENTIRE AGREEMENT................................................45
  12.14   EFFECTIVENESS...................................................45
  12.15   NON-RECOURSE TO GENERAL PARTNER.................................45
  12.16   NO ORAL AGREEMENTS..............................................46
  12.17   EXCULPATION PROVISIONS..........................................46

SCHEDULE I        Intentionally Deleted
SCHEDULE II       Intentionally Deleted
SCHEDULE III      Borrowing Base
SCHEDULE IV       Subsidiaries
SCHEDULE V        Insurance
SCHEDULE VI       Permitted Liens
SCHEDULE VII      Existing Indebtedness
SCHEDULE VIII     Undisclosed Liabilities
SCHEDULE IX       Intentionally Deleted
SCHEDULE X        Environmental Matters
SCHEDULE XI       Tax Matters
SCHEDULE XII      Litigation

EXHIBIT A         Notice of Borrowing
EXHIBIT B         Note
EXHIBIT C         Letter of Credit Request
EXHIBIT D         Guaranty Request
EXHIBIT E         Intentionally Deleted
EXHIBIT E-1       Intentionally Deleted
EXHIBIT E-2       Intentionally Deleted
EXHIBIT E-3       Intentionally Deleted
EXHIBIT E-4       Intentionally Deleted
EXHIBIT E-5       Intentionally Deleted
EXHIBIT E-6       Intentionally Deleted
EXHIBIT E-7       Intentionally Deleted
EXHIBIT F-1       Officers' Certificate of the Borrower
EXHIBIT F-2       Intentionally Deleted
EXHIBIT G         Intentionally Deleted
EXHIBIT H         Intentionally Deleted
EXHIBIT I-1       Security Agreement:  Borrower
EXHIBIT I-2       Security Agreement:  EOTT Energy Canada Limited Partnership
EXHIBIT J         Intentionally Deleted
EXHIBIT K         Intentionally Deleted
EXHIBIT L         Intentionally Deleted
EXHIBIT M         Form of Borrowing Base Reports
EXHIBIT N         Subsidiary Guaranty
EXHIBIT O         Contribution Agreement
EXHIBIT P         Intentionally Deleted
EXHIBIT Q         Intentionally Deleted

         AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 1, 1998, between EOTT ENERGY OPERATING LIMITED PARTNERSHIP (the "Borrower"), a limited partnership formed and existing under the laws of Delaware, and Enron Corp., an Oregon corporation.


                              W I T N E S S E T H:


         WHEREAS, subject to and upon the terms and conditions herein set forth, the Lender is willing to make available to the Borrower the credit facilities provided for herein;

         NOW, THEREFORE, IT IS AGREED:

         SECTION 1.  DEFINITION AND PRINCIPLES OF CONSTRUCTION

         1.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Affiliate" shall mean, with respect to any Person, any other Person (other than an individual) directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; provided, however, that for purposes of Section 10.05, an Affiliate of the Borrower shall include any Person that directly or indirectly owns more than 5% of the Borrower and any partner or director of the Borrower or any such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" shall mean this Credit Agreement, as modified, supplemented or amended from time to time.

         "Available Amount" shall mean the lesser of (i) the Total Commitment and (ii) the Borrowing Base.

         "Bankruptcy Code" shall have the meaning provided in Section 11.05.

         "Base Rate" shall mean the higher of (i) the Prime Lending Rate and
(ii) .5% per annum in excess of the Federal Funds Rate.

         "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

         "Borrower Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership of the Borrower, dated as of March 24, 1994, between EOTT Energy Corp., as general partner, the Limited Partner, as limited partner, and Organizational Partner, Inc., a Delaware corporation, as the organizational limited partner, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

         "Borrowing" shall mean the borrowing of a Loan or Loans from the Lender on a given date.

         "Borrowing Base" shall have the meaning provided in Schedule I attached hereto.

         "Business Day" shall mean any day except Saturday, Sunday and any day which shall be in New York City or Houston, Texas a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close."Canadian Subsidiary" shall mean EOTT Energy Canada Limited Partnership, a limited partnership formed under the laws of Delaware.

         "Cash Collateral Account" shall have the meaning assigned thereto in the Security Agreements.

         "Cash Collateralized" shall mean collateralized by a reasonably sufficient deposit of cash or Cash Equivalents held in an account for the benefit of, and as security for, the Lender.

         "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (ii) time deposits and certificates of deposit of any Lender or any commercial bank incorporated in the United States, provided that the bank deposit rating of such commercial bank given by Moody's is at least "A1" or the equivalent thereof and the short-term debt rating of such commercial bank given by S&P is at least "A-1" or the equivalent thereof, which time deposits or certificates of deposit have maturities of not more than six months from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Person incorporated in the United States, which commercial paper is rated at least "A-1" or the equivalent thereof by S&P and at least "P-1" or the equivalent thereof by Moody's and in each case maturing not more than six months after the date of acquisition by such Person and (v) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

         "Collateral" collectively shall have the meaning provided in Section 1.01(a) of each Security Agreement.

         "Commodities" shall mean crude oil, condensate, refined products, other petroleum products, natural gas, natural gas liquids, or petrochemicals.

         "Commodities Agreements" shall mean agreements entered into in the ordinary course of business from time to time by the Borrower and its Subsidiaries to purchase, deliver or exchange one or more the Commodities.

         "Company Property" shall have the meaning provided in Section 8.24(a).

         "Consolidated Current Assets" shall mean, as to any Person, the current assets of such Person and its Subsidiaries determined on a consolidated basis.

         "Consolidated Current Liabilities" shall mean, as to any Person, the current liabilities of such Person and its Subsidiaries determined on a consolidated basis.

         "Consolidated Net Worth" shall mean, as to any Person, the Net Worth of such Person and its Subsidiaries determined on a consolidated basis after appropriate deduction for any minority interests in Subsidiaries.

         "Consolidated Subsidiaries" shall mean, as to any Person, all Subsidiaries of such Person which are consolidated with such Person for financial reporting purposes in accordance with GAAP.

         "Consolidated Tangible Net Worth" shall mean, as to any Person, the Consolidated Net Worth of such Person and its Subsidiaries less the amount of all intangible items, including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, brand names and any unallocated excess costs of investments in Subsidiaries over equity in underlying net assets at dates of acquisition.

         "Consolidated Total Liabilities" shall mean, as to any Person, the total liabilities of such Person and its Subsidiaries determined on a consolidated basis.

         "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing any Indebtedness, leases, distributions, dividends or other obligations other than accounts payable of any consolidated subsidiary of such Person ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the holder of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

         "Credit Documents" shall mean this Agreement, each Note, each Letter of Credit, each Guarantee, each Notice of Borrowing, each Notice of Conversion, each Letter of Credit Request, each Guarantee Request, the Security Agreements, and the Subsidiary Guaranties.

         "Credit Event" shall mean the making of any Loan or the issuance of any Letter of Credit or Guarantee.

         "Credit Party" shall have the meaning provided in Section 8.06.

         "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

         "Disbursement Office" shall mean 1330 Post Oak Boulevard, Suite 2700, Houston, TX 77056, or such other place as the Borrower may hereafter designate in writing as such to the Borrower.

         "Distribution" shall mean any distribution or dividend or return of capital or any other distribution, payment or delivery of property or cash, or the redemption, retirement, purchase or acquisition, directly or indirectly, of any partnership interest now or hereafter outstanding (or any warrants for or options in respect of any such interest).

         "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

         "Effective Date" shall have the meaning provided in Section 12.14.

         "Eligible Receivables" shall have the meaning provided in Schedule III attached hereto.

         "Environmental Claim" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued under any such Law (hereafter "Claims"), including without limitation (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, fines or penalties pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

         "Environmental Law" means any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.
Section 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C.
Section 6901 et seq.; the Solid Waste Disposal Act, 42 U.S.C. Section 6901 et seq.; the

Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 et seq.; the Emergency Planning and the Community Right-to-know Act of 1986, 42 U.S.C.
Section 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C.
Section 1801 et seq.; Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq.; any applicable state and local or foreign counterparts or equivalents, in each case as amended from time to time.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

         "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Borrower or any of its Subsidiaries would be deemed to be a "single employer" within the meaning of Section 414(b), (c), (m) or (o) of the Code.

         "Event of Default" shall have the meaning provided in Section 11.

         "Excepted Liens" shall mean (i) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business, such as carriers', warehousemen's and mechanics' liens and other similar Liens, arising in the ordinary course of business and (x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Borrower or any of its Subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien, (ii) Liens in respect of inventory of the Borrower or any Subsidiary which arise by agreement provided that such Liens (a) were incurred in the ordinary course of business in connection with the transportation or storage of such inventory and (b) do not in the aggregate materially detract from the value of such inventory or impair the use thereof in the operation of the business of the Borrower or any of its Subsidiaries and
(iii) Liens created by statute for the benefit of interest owners and royalty owners of oil and gas production, arising in the ordinary course of business which secure amounts (but not Indebtedness) owing but not yet due to such interest owners.

         "Existing Indebtedness" shall have the meaning provided in Section 10.03(b).

         "Facility" shall mean any of the credit facility evidenced by the Total Commitment.

         "Facility Maturity Date" shall mean December 31, 2001.

         "Federal Funds Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Lender from three Federal Funds brokers of recognized standing selected by the Lender.

         "Fees" shall mean all amounts payable pursuant to or referred to in
Section 5.

         "Financial Standby Letter of Credit" shall mean an irrevocable obligation of a banking organization to pay a third-party beneficiary when a customer (account party) fails to repay an outstanding loan or debt instrument.

         "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

         "General Partner" shall mean EOTT Energy Corp., a corporation organized and existing under the laws of Delaware.

         "General Partner Constitutional Documents" shall mean the Certificate of Incorporation and the By-Laws of the General Partner.

         "Guarantee" shall have the meaning provided in Section 4.01.

         "Guarantee Issuance" shall mean the issuance of any Guarantee.

         "Guarantee Obligations" shall mean the obligations from time to time of the Borrower and its Subsidiaries with respect to (a) the Commodities Agreements, (b) daylight overdrafts; (c) lease agreements; (d) foreign exchange transactions; (e) currency hedges; (f) control disbursement accounts; and (e) any other matter in the ordinary course of the business of the EOTT OLP or any of its subsidiaries

         "Guarantee Outstandings" shall mean at any time, the sum of, without duplication (i) the aggregate Maximum Outstanding of all outstanding Guarantees and (ii) the aggregate amount of all Guarantee Unpaid Amounts.

         "Guarantee Request" shall have the meaning provided in Section 4.03(a).

         "Guarantee Unpaid Amounts" shall have the meaning provided in Section 4.05.

         "Hazardous Materials" means (a) any crude oil, petroleum or petroleum products, natural gas, natural gas liquids, liquefied natural gas or synthetic gas useable for fuel, drilling fluids, produced waters, and other wastes associated with the development or production of crude oil or natural gas or geothermal energy, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain more than 50 parts per million of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any applicable Environmental Law;

and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority in a manner applicable to the business of the Borrower or its Subsidiaries.

         "Highest Lawful Rate" shall mean, with respect to the Lender, the maximum usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Indebtedness under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allows a higher maximum usurious interest rate than applicable laws now allow.

         "Home Jurisdiction" shall have the meaning provided in Section 6.02(a).

         "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services (other than accounts payable), (ii) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder,
(iii) all liabilities secured by any Lien (other than a Lien permitted under Section 10.01(i), (ii), (iv), (v), (vii), (viii), (ix), (x), (xi), (xii), (xiii)
and (xiv)) on any property owned by such Person, whether or not such liabilities have been assumed by such Person, and (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee.

         "Ineligible Securities" means securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. ss. 24, Seventh), as amended.

         "Initial Credit Event Date" shall mean the date on which the initial Credit Event occurs.

         "Lender" shall have the meaning provided in the first paragraph of this Agreement.

         "Lender's Rate" shall mean (a) an interest rate per annum equal to the daily average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which dollar deposits in immediately available funds are offered to leading banks in the London interbank Eurodollar market on the day of the Loan to which the rate is applicable in one-month deposits (b) plus 250 basis points (c) plus any increased cost to the Lender after the date of this Agreement of funding such Loan (including an increased as to cost of any back-up facility).

         "Letter of Credit" shall have the meaning provided in Section 3.01(a).

         "Letter of Credit Issuer" shall mean any bank selected by the Lender.

         "Letter of Credit Outstandings" shall mean at any time, the sum of, without duplication, (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all LOC Unpaid Amounts in respect of all Letters of Credit.

         "Letter of Credit Request" shall have the meaning provided in Section 3.02(a).

         "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

         "Limited Partner" shall mean EOTT Energy Partners, L.P., a limited partnership formed under the laws of Delaware.

         "Limited Partner Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership of the Limited Partner, dated as of March 25, 1994, as amended on August 8, 1995 and July 16, 1996, among EOTT Energy Corp., as general partner, the limited partners named therein or who become limited partners as provided therein and Organizational Partner, Inc., a Delaware corporation, as the organizational limited partner, in the form annexed to and made part of the Registration Statement.

         "Loan" shall have the meaning provided in Section 2.01.

         "Loan Outstandings" shall mean at any time, the aggregate principal unpaid balance of all Loans.

         "LOC Unpaid Drawing" shall have the meaning provided in Section 3.03.

         "Margin Stock" shall have the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System.

         "Material Adverse Effect" shall mean a material adverse effect on the business, operations or financial condition of the Borrower and its Subsidiaries, taken as a whole, or of the General Partner, or a material adverse effect on the business, operations or financial condition of the Borrower and its Subsidiaries, taken as a whole, or of the General Partner, which is reasonably likely to occur within the next four years based on an event or events which have now occurred.

         "Maximum Limit" of each Guarantee shall mean the maximum aggregate monetary limitation on the liability of the Guarantor expressly set forth in such Guarantee.

         "Maximum Loans Outstanding" shall mean $100,000,000.

         "Maximum Outstanding" of each Guarantee shall mean, at any time, the maximum to be paid thereunder for outstanding Guarantee Obligations (regardless of whether any conditions for payment could then be met).

         "Moody's" shall mean Moody's Investor Service, Inc.

         "Net Worth" shall mean, as to any Person, the sum of its capital stock, capital in excess of par or stated value of shares of its capital stock, retained earnings and any other account which, in accordance with GAAP, constitutes stockholders equity, excluding any treasury stock, provided, however, that if such Person is a partnership, then "Net Worth" shall mean the total of all partnership equity accounts, which accounts are comprised of contributions and accumulated earnings less distributions.

         "Note" shall have the meaning provided in Section 2.05.

         "Notice of Borrowing" shall have the meaning provided in Section
2.03(a).

         "Notice Office" shall mean 1400 Smith Street, Houston, Texas 77002, or such other office as the Lender may hereafter designate in writing as such to the other parties hereto.

         "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to the Lender, pursuant to the terms of this Agreement or any other Credit Document.

         "Open Position Report" shall mean the report issued by the Borrower to the Lender and acceptable in form to the Lender which sets forth the aggregate sum of all unhedged crude and petroleum product positions of the Borrower.

         "Payment Office" shall mean the Lender's account at Citibank, New York, ABA No. 021000089, Account No. 00076486, or such other place as the Lender may hereafter designate in writing as such to the Borrower.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA or any successor thereto.

         "Performance and Financial Standby Letter of Credit Outstandings" shall mean all Letter of Credit Outstandings relating to Letters of Credit which are Performance Standby Letters of Credit or Financial Standby Letters of Credit.

         "Performance Standby Letter of Credit" shall mean an irrevocable obligation of a banking organization to pay a third-party beneficiary when a customer (account party) fails to perform some other contractual non-financial obligation.

         "Permitted Liens" shall have the meaning provided in Section
10.01(iii).

         "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

         "Pipeline Subsidiary" shall mean EOTT Energy Pipeline Limited Partnership.

         "Plan" shall mean any multiemployer or single-employer plan as defined in Section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Borrower, or a Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

         "Prime Lending Rate" shall mean the rate which The Chase Manhattan Bank, N.A. announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Chase Manhattan Bank, N.A. may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

         "Real Property" of any Person shall mean all of the right, title and interest of such Person in and to land, improvements and fixtures, including leaseholds.

         "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

         "Release" shall mean disposing, discharging, injecting, spilling, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing, releasing, pumping, injecting, depositing, dispersing, migrating, and the like, into or upon land or water or air, or otherwise entering into the indoor or outdoor environment or into or out of any Real Property, including the movement of Hazardous Materials through or in the air, soil, surface water, ground water or property.

         "Reportable Event" shall mean an event described in Section 4043(b) of ERISA with respect to a Plan as to which the 30-day notice requirement has not been waived by the PBGC.

         "Report Day" shall mean the last day of each month; provided however, that if the last day of the month is a day on which the Lender is required or authorized to close then the applicable Report Day shall be the next succeeding Business Day.

         "S&P" shall mean Standard & Poor's Ratings Group.

         "SEC" shall mean the Securities and Exchange Commission.

         "Security Agreements" shall mean each of the security agreements, substantially in the form of Exhibit I hereto, delivered pursuant to Section 9.14, as such security agreements may be modified, supplemented or amended from time to time.

         "Stated Amount" of each Letter of Credit shall mean, at any time, the maximum available to be drawn thereunder (regardless of whether any conditions for drawing could then be met).

         "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such-Person has more than a 50% equity interest at the time.

         "Subsidiary Guaranty" shall have the meaning provided in Section 7.11.

         "Subsidiary Limited Partnership Agreements" shall mean the Amended and Restated Agreement of Limited Partnership of EOTT Energy Canada Limited Partnership, dated March 24, 1994, between the General Partner, as general partner, and the Borrower, as limited partner, and the Amended and Restated Agreement of Limited Partnership of EOTT Energy Pipeline Limited Partnership, dated March 24, 1994, among the General Partner, as general partner, Organizational Partner, Inc., as the organizational limited partner, and the Borrower, as limited partner.

         "Taxes" shall have the meaning provided in Section 6.02(a).

         "Terminate" shall mean, with respect to any Guarantee, the termination of the ability to incur further Guarantee Obligations which are guaranteed by such Guarantee, which termination shall not affect any guaranteed Guarantee Obligations which are outstanding at the time of such termination.

         "Total Amount Available for Distribution" shall mean, for any fiscal quarter, the Quarterly Amount Available for Distribution plus the Distribution Reserve.

         "Total Commitment" shall mean  $1,000,000,000 U.S. Dollars.

         "Total Utilized Commitment" shall mean, at any time, the sum of (w) the aggregate principal amount of all Loans then outstanding, (x) all Letter of Credit Outstandings at such time (exclusive of LOC Unpaid Drawings which are to be repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Loans at such time), and (y) all Guarantee Outstandings at such time (exclusive of Guarantee Unpaid Amounts which are to be repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Loans at such time).

         "Trade Letter of Credit" shall mean a short-term, self-liquidating trade-related contingency which arises from the movement of goods (e.g., petroleum products).

         "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

         "Unfunded Current Liability" of any Plan means the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year, determined in accordance with Statement of Financial Accounting Standards No. 35, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan, exceeds the fair market value of the assets allocable thereto, determined in accordance with Section 412 of the Code.

         "United States" and "U.S." shall each mean the United States of America.

         "U.S. Subsidiary" shall mean EOTT Energy Pipeline Limited Partnership, a limited partnership formed under the laws of Delaware.

         "Use Property" shall have the meaning provided in Section 8.24(a).

         "Voting Stock" shall mean the shares of capital stock and any other securities of a Person entitled to vote generally for the election of directors or any other securities (including, without limitation, rights and options), convertible into, exchangeable into or exercisable for, any of the foregoing (whether or not presently exercisable, convertible or exchangeable).

         "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

         "WTI Price" shall mean the "near month" Dollar price per barrel of West Texas Intermediate Crude Oil as published from time to time by the New York Mercantile Exchange, or if such price ceases at any time to be published by the New York Mercantile Exchange, such other substantially equivalent benchmark price of crude oil as the Lender and the Borrower shall determine in good faith.

         1.02 Principles of Construction. (a) All references to Sections, schedules and exhibits are to Sections, schedules and exhibits in or to this Agreement unless otherwise specified. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

         (b) All accounting terms not specifically defined herein shall be construed in accordance with GAAP in conformity with those used in the preparation of the financial statements referred to in Section 8.05.

         SECTION 2.  AMOUNT AND TERMS OF CREDIT.

         2.01 The Loans. Subject to and upon the terms and conditions set forth herein, the Lender agrees to make revolving loans (any revolving loan made by the Lender a "Loan" ) to the Borrower, which Loans (A) shall be made at any time and from time to time on and after the Initial Credit Event Date and prior to the Facility Maturity Date and, (B) shall, be incurred and maintained at the Lender's Rate; provided that the Loan Outstandings may not exceed $100,000,000 at any time. The Loans made pursuant to each Borrowing must be repaid on the Business Day immediately following the date of such Borrowing, but may be reborrowed in accordance with the provisions hereof. Notwithstanding anything to the contrary in this Section 2.01, the aggregate principal amount of all Loans to be made pursuant to a Borrowing, when added to the Total Utilized Commitment, may not exceed the Available Amount.

         2.02 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing shall not be less than $100,000.

         2.03 Notice of Borrowing. (a) Whenever the Borrower desires to incur a Loan hereunder, it shall give the Lender at its Notice Office, written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Loans to be made hereunder not later than 9:00 A.M. (Houston, Texas time) on the Business Day that such Borrowing is to be made. Each such written notice or written confirmation of telephonic notice (each a "Notice of Borrowing") shall be irrevocable, and shall be given by the Borrower in the form of Exhibit A, appropriately completed to specify (i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing and (ii) the date of such Borrowing (which shall be a Business Day).

         2.04 Disbursement of Funds. No later than 3 p.m. (Houston, Texas time) on the date specified in each Notice of Borrowing the Lender shall make available each Borrowing requested to be made on such date in the manner provided below. All amounts shall be made available to the Borrower by depositing to its account at the Disbursement Office the aggregate of the amounts so made available in immediately available funds.

         2.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made by the Lender shall be evidenced by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B with blanks appropriately completed in conformity herewith (each a "Note" and collectively, the "Notes");

         (b) The Note issued to the Lender shall (i) be payable to the order of the Lender and be dated the Initial Credit Event Date, (ii) be payable in the principal amount of the Loans evidenced thereby, (iii) mature on the Facility Maturity Date, (iv) bear interest as provided in Section 2.06 in respect of the Base Rate Loans evidenced thereby, and (v) be entitled to the benefits of this Agreement and the other Credit Documents.

         (c) The Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will, prior to any transfer of any of its Notes, endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby and the last date or dates on which interest has been paid in respect of the Loans evidenced thereby. Failure to make any such notation shall not affect the Borrower's obligations in respect of such Loans, or affect the validity of such transfer by the Lender of such Note.

         2.06 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Loan from the date the proceeds thereof are made available to the Borrower until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall be the Lender's Rate in effect from time to time.

         (b) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan shall bear interest at a rate per annum equal to the Base Rate in effect from time to time plus 2%; provided, however, that no Loan shall bear interest after maturity at a rate per annum less than 2% plus the rate of interest applicable thereto at maturity.

         (c) Accrued interest shall be payable monthly in respect of each Loan no later than the fifth Business Day of the month immediately following the month for which the interest has accrued.

         2.07 Notice and Place of Payments. (a) Whenever the Borrower pays principal or interest on a Loan hereunder, it shall give the Lender at its Notice Office, written notice (or telephonic notice promptly confirmed in writing) of each payment to be made hereunder not later than 9:00 A.M. (Houston, Texas time) on the Business Day that such payment is to be made. Each such written notice or written confirmation of telephonic notice shall be irrevocable, and shall be given by the Borrower specifying (i) the aggregate principal amount of, and interest on, the Loans to be paid pursuant to such repayment and (ii) the date of such repayment (which shall be a Business Day).

         (b) The Borrower shall pay principal or interest on any Loan hereunder in Dollars in immediately available funds at the Payment Office.

         SECTION 3.  LETTERS OF CREDIT.

         3.01 Letters of Credit. (a) Subject to and upon the terms and conditions herein set forth, the Borrower may request the Lender to request, in which case the Lender shall request, any Letter of Credit Issuer at any time and from time to time on or after the Initial Credit Event Date and prior to the Facility Maturity Date to issue, for the account of the Lender by order of Borrower or any of its Subsidiaries, a Letter of Credit which may be, at the option of the Borrower, any of a Trade Letter of Credit, a Performance Standby Letter of Credit or a Financial Standby Letter of Credit, which Letter of Credit shall be used (i) in connection with the Borrower's or any Subsidiary's purchase, sale or transfer of Commodities or (ii) with respect to any Financial Standby Letter of Credit, for any partnership purpose in the ordinary course of the business of the Borrower or any Subsidiary, provided that the aggregate Letter of Credit Outstandings plus Guarantee Outstandings may not exceed $900,000,000 at any time, and, subject to and upon the terms and conditions herein set forth, each Letter of Credit Issuer may issue from time to time, irrevocable letters of credit so requested by the Borrower in such form as may be approved by such Letter of Credit Issuer and the Lender (but shall be so approved if the form requested is in conformity with the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (each such letter of credit, a "Letter of Credit" and, collectively, the "Letters of Credit").

         (b) Notwithstanding the foregoing,

                  (i) no Letter of Credit shall be issued if the Stated Amount thereof, when added to the Total Utilized Commitment, exceeds the Available Amount;

                  (ii) each Letter of Credit shall have an expiry date occurring not later than the Facility Maturity Date; and

                  (iii) each Letter of Credit shall be denominated in Dollars.

         3.02 Letter of Credit Requests; Notices of Issuance. (a) Whenever the Borrower desires that a Letter of Credit be issued, the Borrower shall give the Lender written notice (including by way of facsimile) thereof prior to 1:00 P.M. (Houston, Texas time) at least one Business Day (or such shorter period as may be acceptable to the Lender) prior to the proposed date (which shall be a Business Day) of issuance, a Letter of Credit Request signed by the Borrower and in the form of Exhibit C (each a "Letter of Credit Request"), which Letter of Credit Request shall include any other documents that each Letter of Credit Issuer customarily requires in connection therewith. The Lender will decide which Letter of Credit Issuer will be asked to issue the Letter of Credit so requested and will promptly notify such Letter of Credit Issuer thereof.

         (b) The delivery of each Letter of Credit Request shall be deemed a representation and warranty by the Borrower that the Letter of Credit may be issued in accordance with and will not violate the requirements of Section 3.01(b) and that all the conditions precedent set forth in Section 7 have been satisfied. The Lender shall, or shall direct the respective Letter of Credit Issuer to, on the date of each issuance of a Letter of Credit by the Letter of Credit Issuer, give the Borrower written notice of the issuance of such Letter of Credit, accompanied by a copy to the Borrower of the Letter of Credit or Letters of Credit issued by it.

         3.03 Agreement to Repay Letter of Credit Amounts. (a) The Borrower hereby agrees to reimburse the Lender, by making payment to the Lender in Dollars in immediately available funds at the Payment Office, for payment or disbursement made by the Lender of any payment or disbursement made by such Letter of Credit Issuer under any Letter of Credit issued by it (each such amount so paid or disbursed until reimbursed, an "LOC Unpaid Drawing") immediately after, and in any event on the date of, notice from the Lender of such payment or disbursement with interest on the amount so paid or disbursed by such Letter of Credit Issuer, to the extent not reimbursed prior to 2:00 P.M. (Houston, Texas time) on the date of such payment or disbursement, from and including the date paid or disbursed to, but not including, the date such Letter of Credit Issuer is reimbursed therefor at a rate per annum which shall be the Base Rate as in effect from time to time, plus an additional 2% per annum if not reimbursed by 1:00 P.M. (Houston, Texas time) on the second Business Day after the date of notice of such payment or disbursement, such interest to be payable on demand.

         (b) The Borrower's obligation under this Section 3.03 to reimburse the Lender with respect to LOC Unpaid Amounts (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which Borrower may have or have had against the Lender, or any nonapplication or misapplication by the beneficiary of the proceeds of such drawing. Any action taken or omitted to be taken by the Lender in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for the Lender any resulting liability to the Borrower.

         3.04 Letter of Credit Increased Costs. If at any time any Letter of Credit Issuer charges the Lender amounts for a Letter of Credit greater than the amounts contemplated at the time of the issuance of such Letter of Credit and the Lender is bound to pay the Letter of Credit Issuer such increased costs, then, upon written notice to the Borrower by the Lender the Borrower shall pay to the

Lender such additional amount or amounts as will compensate the Lender for such increased costs. The Lender, in determining additional amounts owing under this Section, will act in good faith, provided that the Lender's good faith determination of such additional amounts so owed shall, absent manifest error, be final and conclusive and binding on the parties hereto.

         SECTION 4.  GUARANTEES

         4.01 Issuance. Subject to and upon the terms and conditions set forth in this Agreement, the Borrower may request the Lender at any time and from time to time to issue Guarantees and the Lender shall be obligated to issue the Guarantees.

         4.02 Limitations. (a) The Borrower must request each Guarantee on or after the Effective Date and prior to the Expiry Date.

         (b) Each Guarantee shall have a term as requested by the Borrower provided that each Guarantee shall Terminate no later than the Facility Maturity Date.

         (c) The aggregate Guarantee Obligations guaranteed by all outstanding Guarantees at any time, when added to the Total Utilized Commitment, shall not exceed the lesser of (i) $900,000,000 and (ii) the Available Amount less the Maximum Loans Outstanding.

         (d) The aggregate amount of the Maximum Limit under all outstanding Guarantees at any time shall not exceed by $330,000,000 the Guarantee Obligations guaranteed by such Guarantees at such time.

         4.03 Requests. (a) Whenever the Borrower desires that a Guarantee be issued, the Borrower shall (i) provide the Lender (including by way of facsimile) with a Guarantee Request signed by a duly authorized representative of the Borrower in the form of Exhibit E (each a "Guarantee Request") prior to 1:00 P.M. (Central Standard Time) at least five Business Days (or such shorter period as may be acceptable to the Lender) prior to the proposed date (which shall be a Business Day) of Guarantee issuance, (ii) provide the Lender by way of electronic transmission a draft of the requested Guarantee prior to 1:00 P.M. (Central Standard Time) at least five Business Days (or such shorter period as may be acceptable to the Lender) prior to the proposed date (which shall be a Business Day) of issuance, and (iii) carry out any other ministerial actions that the Lender shall reasonably request of the Borrower.

         (b) The Borrower shall represent and warrant the following in each Guarantee Request:

                  (i) the Guarantee may be issued in accordance with and will not violate the requirements of Section 4.02(a), 4.02(b), 4.02(c), and 4.02(d);

                  (ii)     the representations and warranties contained in
Section 8 of the Agreement are true and correct in all material respects, before and after giving effect to the issuance of the Guarantee, as though made on and as of such date; and

                  (iii) no Event of Default has occurred and is continuing, or would result from such issuance of the Guarantee.

         4.04 Reporting. The Borrower shall provide the following reports to the Lender at the following times:

         (a) within three Business Days after every Report Day, a certificate of an appropriate officer of the General Partner setting forth, as of such Report Day, the aggregate Guarantee Obligations guaranteed by all outstanding Guarantees;

         (b) within three Business Days after the last Business Day of each month, a certificate of an appropriate officer of the General Partner setting forth, as of such day:

                  (i) the aggregate Guarantee Obligations guaranteed by all outstanding Guarantees and the aggregate Maximum Limit of all outstanding Guarantees; and

                  (ii) the following information with respect to each outstanding Guarantee: (w) the Person to which the Guarantee has been issued,
(x) the aggregate Guarantee Obligations guaranteed by the Guarantee, (y) the Maximum Limit of the Guarantee, and (z) the expiration date of the Guarantee; and

         (c) within three Business Days after any day on which the Lender requests it of the Borrower, a certificate of an appropriate officer of the General Partner setting forth, as of such day, the information described in Sections 4.04(b)(i) and 4.04(b)(ii).

         4.05 Repayment. The Borrower shall reimburse the Lender for amounts that Lender pays or disburses under the Guarantees (each such amount so paid or disbursed until reimbursed a "Guarantee Unpaid Amount") by making payment to the Lender in U.S. dollars in immediately available funds at the Payment Office, for any payment or disbursement made by the Lender under any Guarantee issued by it (each such amount so paid or disbursed until reimbursed, an "Guarantee Unpaid Amount") immediately after, and in any event on the date of, notice from the Lender of such payment or disbursement with interest on the amount so paid or disbursed by the Lender, to the extent not reimbursed prior to 2:00 P.M. (Central Standard Time) on the date of such payment or disbursement, from and including the date paid or disbursed to, but not including, the date the Lender is reimbursed therefor at a rate per annum which shall be the Base Rate as in effect from time to time, plus an additional 2% per annum if not reimbursed by 1:00 P.M. (Central Standard Time) on the second Business day after the date of notice of such payment or disbursement, such interest to be payable on demand. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (unless such next succeeding Business Day is after the Expiry Date, in which event the due date shall be the immediately preceding Business Day) and, interest shall be payable at the applicable rate during such extension.

         4.06 Conditions Precedent. The obligation of the Lender to issue any Guarantee pursuant to a Guarantee Request is subject at the time of each Guarantee Issuance, to the satisfaction of the conditions that at the time of each Guarantee Issuance (i) the Guarantee may be issued in accordance with and will not violate the requirements of Section 4.02, and (ii) Lender shall not have exercised its rights in accordance with Section 7 of this Agreement.

         SECTION 5.  FEES

         5.01 Fees (a) The Borrower hereby agrees to pay to the Lender a letter of credit fee for the period from the date each Letter of Credit is issued until the stated expiry date thereof computed at a rate equal to the actual charge incurred by the Lender regardless of form or type of Letter of Credit. Amounts payable under this Section 5.01(a) shall be payable within fifteen Business Days from receipt of a statement or invoice. Effective October 31, 2001, Guarantee fees shall be based upon 50 basis points per annum on the amount in excess of $330,000,000 multiplied by the 20-day average price of WTI crude divided by $16, such fee to be payable within fifteen Business Days from receipt of a statement or invoice.

         (b) The Borrower shall pay to the Lender for distribution to the Letter of Credit Issuers the Letter of Credit issuance fees and fronting fees as agreed among the Lender and the Letter of Credit Issuers.

         SECTION 6.  PAYMENTS

         6.01 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Lender not later than 1:00 P.M. (Houston, Texas time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office of the Lender. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (unless such next succeeding Business Day is after the Facility Maturity Date, in which event the due date shall be the immediately preceding Business Day) and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

         6.02 Net Payments; Taxes. (a) All payments required to be made by the Borrower hereunder, under any Note or any other Credit Document, will be made without setoff, counterclaim or other defense. All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments, deductions or other charges of whatever nature, now or hereafter existing, levied, imposed or asserted to be due by any jurisdiction or by any political subdivision or taxing authority thereof or therein and all interest, penalties or other liabilities with respect thereto (collectively, "Taxes"), but excluding from the provisions of this sentence any tax imposed on or measured by the net income of the Lender pursuant to the laws of the jurisdiction in which such Lender is organized or in which the principal office or Applicable Lending Office of Lender is located (its "Home Jurisdiction"). If any Taxes (other than any Taxes imposed on or measured by the net income of the Lender pursuant to the laws of its Home Jurisdiction) are levied or imposed or asserted to be due by way of deduction or withholding, the Borrower agrees (i) to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due hereunder and amounts payable under any Note and under any other Credit

Document, after withholding or deduction for or on account of all Taxes (including, without limitation, deductions and withholdings applicable to such additional sums), will not be less than the amount provided for herein and in such Note and other Credit Document; and (ii) the Borrower shall duly and timely pay the full amount deducted and withheld to the relevant taxing authority or other authority in accordance with applicable law. If any amounts are payable pursuant to the preceding sentence, the Borrower shall also pay the Lender, upon the written request of the Lender, such additional amounts as may be necessary so that the amount received pursuant to the preceding sentence, after subtracting all Taxes (including, without limitation, withholding taxes and taxes on or measured by net income) imposed by any jurisdiction (including the Lender's Home Jurisdiction), in respect of the receipt or accrual of Taxes and other amounts paid or payable to or on behalf of the Lender pursuant to the preceding sentence and this sentence, shall equal such Taxes indemnified against pursuant to the preceding sentence, all as determined by the Lender in its reasonable discretion. For purposes of this Section 6.02, the term "Lender" shall (without limitation) include any person who, for purposes of the relevant laws imposing any Taxes, is treated as a successor or assign in interest of all or any portion of an interest in any Credit Documents, whether such person acquires such interest pursuant to a participation or otherwise and whether or not such person is a registered assign.

         (b) In addition, the Borrower will indemnify and hold harmless the Lender for the amount of any Taxes incurred in respect of or as a result of any payments made or required to be made hereunder, under the Note or other Credit Document or the execution, delivery, transfer of or any other event or matter in respect of all or any portion of or any interest in any such agreement or document, of any nature whatsoever that are levied, imposed or asserted to be due by any jurisdiction or by any political subdivision or taxing authority thereof or therein and paid by the Lender, but excluding from the provisions of this sentence any tax imposed on or measured by the net income of the Lender pursuant to the laws of its Home Jurisdiction. If any such Taxes are paid by the Lender, the Borrower will pay the Lender the full amount of such Taxes, and such additional amounts as may be necessary so that the amount received pursuant to this sentence, after reduction for all Taxes (including, without limitation, withholding taxes and taxes imposed on or measured by net income) incurred as a result of the receipt or accrual of the amounts payable pursuant to this sentence under the laws of all such jurisdictions and political subdivisions and taxing authorities (including the Lender's Home Jurisdiction), shall equal the amount of such Taxes paid by the Lender, together with interest thereon at the overdue interest rate provided in Section 2.06(c). The Lender agrees that it shall notify the Borrower of any notice of deficiency, proposed adjustment or other written claim by a taxing authority with respect to a Tax for which the Borrower is obligated to indemnify the Lender pursuant to this Section 6.02(b); provided, however, that the Lender's failure to provide such notice shall in no way affect the obligation of the Borrower to indemnify the Lender pursuant to this Section 6.02. Payments by the Borrower pursuant to this indemnification shall be made within 30 days from the date the Lender makes written demand therefor, which demand shall be accompanied by a certificate describing in reasonable detail the basis thereof.

         (c) The Borrower will furnish to the Lender within 30 days after the date the payment of any Taxes, or any withholding or deduction on account thereof, is due pursuant to applicable law certified copies of tax receipts, or other evidence of payment sufficient to establish a deduction or foreign tax credit with respect to such Taxes for the applicable Lender, evidencing such payment by the Borrower.

         SECTION 7.  CONDITIONS PRECEDENT.

         The obligation of (w) the Lender to make any Loan pursuant to a Notice of Borrowing, (x) the Lender to arrange for any Letter of Credit Issuer to issue any Letter of Credit pursuant to a Letter of Credit Request, or (y) the Lender to issue any Guarantee pursuant to a Guarantee Request is subject at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

         7.01 Execution of Agreement; Notes. On or prior to the Initial Credit Event Date, (i) the Effective Date shall have occurred and (ii) there shall have been delivered to the Lender appropriate Notes executed by the Borrower in the amount, maturity and as otherwise provided herein.

         7.02 Security Agreements. On or prior to the Initial Credit Event Date, each of the Borrower and each of its Subsidiaries other than Pipeline Subsidiary shall have duly authorized, executed and delivered a Security Agreement substantially in the form of Exhibit I covering all the Borrower's and such Subsidiary's present and future Collateral.

         7.03 Partnership Documents; Proceedings. (a) On the Initial Credit Event Date, the Lender shall have received from the Borrower a certificate, dated the Initial Credit Event Date, signed by the General Partner in the form of Exhibit F with appropriate insertions.

         (b) All partnership and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Lender, and the Lender shall have received all information and copies of all certificates, documents and papers, including good standing certificates and other evidence of the Borrower's ability to conduct its business and any other records of proceedings and governmental approvals, if any, that the Lender reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper authorities.

         7.04 No Default; Representations and Warranties. At the time of each Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event.

         7.05 Notice of Borrowing. In the case of and prior to the incurrence of Loans, the Lender shall have received a Notice of Borrowing with respect to such Borrowing meeting the requirements of Section 2.03(a). In the case of and prior to the issuance of a Letter of Credit, the Lender shall have received a Letter of Credit Request for such issuance of a Letter of Credit meeting the requirements of Section 3.02(a). In the case of and prior to the issuance of a Guarantee, the Lender shall have received a Guarantee Request for such issuance of a Guarantee meeting the requirements of Section 4.03(a).

         7.06 No Material Adverse Change. Since June 30, 1998, nothing shall have occurred as of the time of each Credit Event and also after giving effect thereto which has resulted in a Material Adverse Effect.

         7.07 Borrowing Base. On the Initial Credit Event Date, the Lender shall have received a copy of the most recent audit of the Borrowing Base.

         7.08 Insurance Coverage. At the time of each Credit Event, the policies of insurance listed on Schedule V (or such policies issued in substitution therefor in accordance with Section 10.03) hereto shall be in full force and effect and there shall exist no breach by the insured under any such policy which could give the insurer the right to terminate such policy, and the Lender shall have received from the Borrower a certificate, dated the Initial Credit Event Date and signed by the General Partner, to that effect.

         7.09 Payment of Fees. At the time of the Initial Credit Event Date, all Fees, costs and expenses, and all other compensation contemplated by this Agreement which are payable by the Borrower as of such time (including, without limitation, legal fees and expenses) shall have been paid.

         7.10 Solvency. At the time of the Initial Credit Event Date, each of the General Partner, the Borrower, the Canadian Subsidiary and the U.S. Subsidiary shall be solvent.

         7.11 Subsidiary Guaranties. On or prior to the Initial Credit Event Date, each Subsidiary of the Borrower other than Pipeline Subsidiary shall have duly authorized, executed and delivered a guaranty in the form of Exhibit N (each such guaranty, as modified, supplemented or amended from time to time, a "Subsidiary Guaranty").

         7.12 Contribution Agreement. On or prior to the Initial Credit Event Date, the Borrower and each Subsidiary of the Borrower other than Pipeline Subsidiary shall have duly authorized, executed and delivered the Contribution Agreement in the form of Exhibit O (the "Contribution Agreement").

         7.13 Additional Information. The Lender shall have received such other information and documents as may reasonably be required by the Lender or its counsel.

The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by the Borrower to each of the Lender that all the conditions specified in Section 7.04 exist as of that time. All the Notes, certificates and other documents and papers referred to in this Section 7, unless otherwise specified, shall be delivered to the Lender at the Lender's Notice Office.

         SECTION 8.  REPRESENTATIONS, WARRANTIES AND AGREEMENT

         In order to induce the Lender to enter into this Agreement and to make the Loans and request the Letters of Credit, and issue the Guarantees, the Borrower makes the following representations and warranties to, and agreements with, the Lender, all of which shall survive (but shall speak as of the date given pursuant to the terms hereof) the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit, and
Guarantees:

         8.01 Partnership Status. The Borrower (i) is a duly formed and validly existing limited partnership under the laws of Delaware, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and (iii) has been duly qualified and is authorized to do business in all jurisdictions where it is required to be so qualified and where the failure to be so qualified would have a Material Adverse Effect.

         8.02 Authorization and Power. The Borrower has the power to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is party and has taken all necessary action to authorize the execution, delivery and performance by it of each of such Credit Documents. The Borrower has, or in the case of the Credit Documents other than this Agreement, by the Initial Credit Event Date will have, duly executed and delivered each of the Credit Documents to which it is party, and each of such Credit Documents constitutes or, in the case of each such other Credit Document when executed and delivered, will constitute, its legal, valid and binding obligation enforceable in accordance with its terms.

         8.03 No Violation. Neither the execution, delivery or performance by the Borrower of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, nor the use of the proceeds of the loans or of the benefit of the Letters of Credit (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality applicable to the Borrower or its properties, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Agreements) upon any of the property or assets of the Borrower pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Borrower is a party or by which it or any of its property or assets is bound or to which it may be subject except such as could not result in a Material Adverse Effect or (iii) will violate any provision of the Borrower Partnership Agreement.

         8.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Initial Credit Event Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document to which the Borrower is a party or (ii) the legality, validity, binding effect or enforceability of any such Credit Document.

         8.05 Financial Statements; Financial Condition; Undisclosed Liabilities; etc (a) The audited consolidated statements of financial condition of the Limited Partner and its Consolidated Subsidiaries at December 31, 1997 and the related audited consolidated statements of income and retained earnings and changes in financial position of the Limited Partner and its Consolidated Subsidiaries for the fiscal year ended on such date and the unaudited consolidated statements of financial condition of the Limited Partner and its Consolidated Subsidiaries at June 30, 1998, and the related unaudited consolidated statements of income and retained earnings and changes in financial position of the Limited Partner and its Consolidated Subsidiaries for the fiscal quarter ended on such date, and heretofore furnished to the Lender present fairly the consolidated financial condition of the Limited

Partner and its Consolidated Subsidiaries at the date of such statements of financial condition and the consolidated results of the operations of the Limited Partner and its Consolidated Subsidiaries for such fiscal year. The consolidated unaudited statements of financial condition of the Borrower and its Consolidated Subsidiaries at December 31, 1997 and the related consolidated statements of income and retained earning and changes in financial position of the Borrower and its Consolidated Subsidiaries for the fiscal year ended on such date and the unaudited consolidated statements of financial condition of the Borrower and its Consolidated Subsidiaries at June 30, 1998, and the related unaudited consolidated statements of income and retained earnings and changes in financial position of the Borrower and its Consolidated Subsidiaries for the fiscal quarter ended on such date and heretofore furnished to the Lender present fairly the consolidated financial condition and the consolidated results of the operations of the Borrower and its Consolidated Subsidiaries for such fiscal periods. All such financial statements have been prepared in accordance with GAAP and practices consistently applied. Since June 30, 1998, there has been no Material Adverse Effect.

         (b) Except as fully reflected in the financial statements delivered pursuant to Section 8.05(a) or in Schedule VIII, there were as of the Effective Date no liabilities or obligations with respect to the Limited Partner or the Borrower or any of its respective Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be material to the Limited Partner or the Borrower, as the case may be, or to the Limited Partner or the Borrower, as the case may be, and its respective Subsidiaries taken as a whole.

         8.06 Solvency. On and as of the date of each Credit Event, both before and after giving effect to each Credit Event to occur on such date, and Liens created, and to be created, by the Borrower or any of its Subsidiaries in connection therewith, and with respect to each of the Borrower, the General Partner, and each of the Borrower's Subsidiaries (each of such Persons, a "Credit Party"), (x) the sum of the assets, at fair valuation, and the present fair salable value of the assets, of each Credit Party will exceed its debts,
(y) it has not incurred nor intended to, nor believes that it will, incur debts beyond its ability to pay such debts as such debts mature and (z) it will have sufficient capital with which to conduct its business. For purposes of this
Section 8.06, "fair valuation" means the amount at which the assets, in their entirety, of the Credit Party, would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act, "present fair salable value" means the amount that could be obtained by an independent willing seller from an independent willing buyer if the assets of the Credit Party are sold with reasonable promptness under normal selling conditions in a current market, "debt" means any liability on a claim, and "claim" means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

         8.07 No Default. Except as may hereafter be disclosed by the Borrower to the Lender in writing and waived as provided in Section 13.11 hereof, no event has occurred and is continuing which constitutes an Event of Default or which, with the lapse of time or giving of notice or both, would constitute an Event of Default.

         8.08 Material Adverse Effect. Except as may hereafter be disclosed by the Borrower to the Lender in writing and waived as provided in Section 13.11 hereof, since June 30, 1998, no changes to the Borrower, the Limited Partner and/or the General Partner have occurred which have a Material Adverse Effect.

         8.09 No Litigation. Except as disclosed in Schedule XII hereto or except as may hereafter be disclosed by the Borrower to the Lender and the Lender in writing and waived as provided in Section 12.10 hereof, there are no actions, suits or legal, equitable, arbitration or administrative proceedings pending, or to the best knowledge of the Borrower threatened (i) with respect to this Agreement or any of the other Credit Documents or (ii) that have resulted or are reasonably likely to result in a Material Adverse Effect.

         8.10 True and Complete Disclosure. All factual information heretofore or contemporaneously furnished by the Borrower or any of its Affiliates or any Person authorized by the Borrower or any of its Affiliates the Lender or any agent thereof, including its counsel (including without limitation all information contained in the Credit Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information hereafter furnished by the Borrower or any of its Affiliates or any Person authorized by the Borrower or any of its Affiliates in writing to any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information not misleading at such time in light of the circumstances under which such information was provided.

         8.11 Use of Proceeds; Margin Regulations. (a) The Facility shall be used by the Borrower only (i) in connection with the purchase, delivery or exchange of Commodities through the issuance of Letters of Credit or Guarantees,
(ii) to finance working capital by the making of Loans, and (iii) subject to
Section 3.01(a)(ii), for any partnership purpose in the ordinary course of business through the issuance of Financial Standby Letters of Credit or Guarantees.

         (b) No part of the proceeds of any Loan or the issuance of any Letter of Credit or any Guarantee will be used by the Borrower to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan hereunder, nor the use of the proceeds of thereof nor the occurrence of any other Credit Event, will violate or be inconsistent with the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

         (c) The Borrower shall not, directly or indirectly, use any proceeds of the Loans or any Letter of Credit or any Guarantee (i) knowingly to purchase Ineligible Securities from any Broker-Dealer during any period in which such Broker-Dealer makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by any Broker-Dealer, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by any Broker-Dealer and issued by or for the benefit of the Borrower or any Affiliate of the Borrower.

         8.12 Tax Returns and Payments. Each of the Borrower and its Subsidiaries has filed all tax returns required to be filed by it and has paid all income taxes payable by it which have become due pursuant to such tax returns and all other taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established. Each of the Borrower and its Subsidiaries has paid, or has provided adequate reserves (in the good faith judgment of the management of the Borrower) for the payment of, all federal and state income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof.

         8.13 Compliance with ERISA. Except to the extent one or more of the following, if untrue, would not, singly or in the aggregate, have a Material Adverse Effect: each Plan is in substantial compliance with ERISA and the Code; no Reportable Event has occurred with respect to a Plan; no Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan has an accumulated or waived funding deficiency, has permitted decreases in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the Code; all contributions required to be made with respect to a Plan have been timely made; neither the Borrower nor any Subsidiary nor any ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to Section 409, 502(i), (502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of
the Code of expects to incur any liability (including any indirect, contingent, or secondary liability) under any of the foregoing Sections with respect to any Plan; no proceedings have been instituted to terminate or appointing a trustee to administer any Plan; no condition exists which presents a material risk to the Borrower or any Subsidiary or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no lien imposed under the Code or ERISA on the assets of the Borrower or any Subsidiary or any ERISA Affiliate exists or is likely to arise on account of any Plan; and the Borrower and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any material liability.

         8.14 Subsidiaries and Affiliates. On the Effective Date, the entities listed on Schedule IV are the only Subsidiaries or Affiliates of the Borrower which are under direct or indirect control of the General Partner or the Limited Partner. Schedule IV correctly sets forth, as of the Effective Date, the percentage ownership (direct and indirect) of each of such Affiliates and Subsidiaries and also identifies the direct owner thereof, unless such entity is publicly owned, in which case the owner shall be the "public."

         8.15 Compliance with Statutes, etc Each of the Borrower and its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as would not, in the aggregate, have a Material Adverse Effect.

         8.16 Security Interest. Pursuant to the Security Agreements, the Lender has a valid and perfected continuing security interest of first priority (subject to Excepted Liens) in all of the assets comprising the Borrowing Base.

         8.17 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         8.18 Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," in each case as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         8.19 Labor Relations. Except as previously disclosed by the Borrower to the Lender in writing, neither the Borrower nor any of its Subsidiaries is engaged in any unfair labor practice that could have a Material Adverse Effect on the Borrower or on the Borrower and its Subsidiaries taken as a whole. Except as previously disclosed by the Borrower to the Lender in writing, there is (i) no significant unfair labor practice complaint pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them and (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Borrower of any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries.

         8.20 Patents, Licenses, Franchises and Formulas. Each of the Borrower and its Subsidiaries owns all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, would result in a Material Adverse Effect.

         8.21 Properties. The Borrower and each of its Subsidiaries has good and indefeasible title to substantially all properties owned in fee by it and valid and subsisting leasehold interests in substantially all properties leased by it, in each case, free and clear of all Liens, other than Liens permitted by Section 10.01.

         8.22 Partnership Structure. The sole general partner of the Borrower is the General Partner. The sole limited partner of the Borrower is the Limited Partner. The Percentage Interest (as defined in the Borrower Partnership Agreement) owned of record (i) by the General Partner is 1% and (ii) by the Limited Partner is 99%.

         8.23 Fiscal Year. The fiscal year of each of the Borrower and General Partner ends on December 31.

         8.24 Compliance with Environmental Laws. The Borrower represents and warrants to the Lender that, (a) except as set forth on Schedule X:

                  (i) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, or Released or disposed of on or from any assets or other property at any time owned, leased or operated by the Borrower or its Subsidiaries (the "Company Property") or, to the knowledge of the Borrower, the Paramount Refining or Lakewood Tank Farm property or any of the property on which the Borrower stores, transports or has processed its crude oil or petroleum products (the "Use Property") or any property adjoining or in the vicinity of any such Property, except in substantial compliance with all applicable Environmental Laws in effect at relevant times, and so as not to give rise to a material or potentially material Environmental Claim.

                  (ii) The Borrower and each of its Subsidiaries are in compliance in all material respects with all applicable Environmental Laws currently in effect with respect to its operations and any Company Property and the requirements of any permits issued under such Laws with respect to any such Company Property or operations.

                  (iii) There are no pending or threatened Environmental Claims against the Borrower, or any of its Subsidiaries or any Company Property or, to the knowledge of the Borrower, any Use Property.

                  (iv) There are no facts, circumstances, conditions or occurrences relating to the operations of the Borrower or any of its Subsidiaries, any Company Property or, to the knowledge of the Borrower, any Use Property or, to the knowledge of the Borrower, any property adjoining or in the vicinity of such property, that could reasonably be anticipated (i) to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any of their property or (ii) to cause such Company Property, Use Property or any inventory of the Borrower to be subject to any material restrictions on the ownership, occupancy, use or transferability of such property under any Environmental Law.

                  (v) There are no underground storage tanks located on any Company Property.

         (b) None of the matters disclosed on Schedule X, individually or in the aggregate, could have a Material Adverse Effect.

         8.25 No Liens. As of the Effective Date, there are no Liens upon or with respect to any property or assets (real or personal, tangible or intangible) of the Borrower or any of its Subsidiaries now owned other than Liens permitted pursuant to Section 10.01.

         SECTION 9.  AFFIRMATIVE COVENANTS

         The Borrower covenants and agrees that on and after the Effective Date and until the Total Commitment has terminated, no Letters of Credit are outstanding, and the Loans and the Notes, and LOC Unpaid Drawings, Guarantee Unpaid Amounts, together with interest, Fees and all other Obligations incurred hereunder and thereunder and under the other Credit Documents to which the Borrower is a party, are paid and performed in full (other than such Obligations which, at such time, are not then due and payable but may arise only pursuant to
Section 12.11):

         9.01 Information Covenants. The Borrower will furnish to Lender:

         (a) Borrowing Base Reports. Unless otherwise provided in writing by the Lender, within three Business Days after the last day of each month a certificate of an appropriate officer of the General Partner setting forth in reasonable detail the calculations required to establish, as of such day, the amount of the Borrowing Base and whether the Borrowing Base exceeds the Total Utilized Commitment as of such day, together with a copy of the Open Position Report as of such day.

         (b) Monthly Reports. Within 60 days after the end of each monthly accounting period, the Summary of Operations (or any comparable report) of the Limited Partner, which report will include the unaudited consolidated statements of financial condition of the Borrower and its Consolidated Subsidiaries as at the end of such monthly accounting period, and the related unaudited consolidated statements of operations and cash flow and an analysis of each business segment for such monthly accounting period, all of which shall be in reasonable detail, prepared in accordance with GAAP.

         (c) Quarterly Financial Statements. (i) Promptly upon any filing with the SEC, but in any event within 60 days after the close of each quarterly accounting period in each fiscal year of the Borrower, a copy of the Limited Partner's report on Form 10-Q (or comparable form) for such quarter, which report will include the consolidated statements of financial condition of the Borrower and its Consolidated Subsidiaries as at the end of such quarterly period and the related consolidated statements of income and retained earnings and statements of changes in financial position of such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, in each case setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be prepared in accordance with GAAP, subject to normal year-end audit adjustments.

                  (ii) Within 60 days (or 90 days in the case of the fourth fiscal quarter) after the close of each quarterly accounting period in each fiscal year of the General Partner, the statements of financial condition of the General Partner as at the end of such quarterly period and the related statements of income and retained earnings and statements of changes in financial position of such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, in each case setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be prepared in accordance with GAAP and certified by an appropriate officer of the General Partner, subject to normal year-end audit adjustments.

         (d) Annual Financial Statements. (i) Promptly upon any filing with the SEC, but in any event within 95 days after the close of each fiscal year of the Borrower, a copy of the Limited Partner's report on Form 10-K (or any comparable form) for such year, which annual report will include the consolidated statements of financial condition of the Borrower and its Consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and statements of changes in financial position for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year and prepared in accordance with GAAP and certified, in the case of the consolidated financial statements, by independent certified public accountants of recognized national standing reasonably acceptable to the Lender, in each case together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of the Borrower, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default of Event of Default which as occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof.

                  (ii) Within 90 days after the close of each fiscal year of the General Partner, the statements of financial condition of the General Partner as at the end of such fiscal year and the related statements of income and retained earnings and statements of changes in financial position for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year and prepared in accordance with GAAP and certified by an appropriate officer of the General Partner.

         (e) Officer's Certificates. At the time of the delivery of the financial statements provided for in Sections 9.01(b), (c) and (d), a certificate of an appropriate officer of the General Partner to the effect that, to the best of his knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extend thereof, which certificate shall set forth the calculations required to establish whether the Borrower was in compliance with the provisions of Sections 10.05, 10.06, 10.07, 10.08, 10.09,
10.10 and 10.12, inclusive, at the end of such fiscal quarter or year, as the case may be.

         (f) Notice of Default or Litigation. Promptly, and in any event within three Business days after an officer of the Borrower obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or Event of Default, (ii) any litigation or governmental proceeding pending (x) against the Borrower or any of its Subsidiaries which could have a Material Adverse Effect or (y) with respect to any Credit Document and (iii) any other event which is likely to have a Material Adverse Effect.

         (g) Other Reports and Filings. Promptly, copies of all financial information, proxy materials and other information and reports, which shall include each For 10-Q, which the Borrower or Limited Partner shall file with the SEC or any governmental agencies substituted therefor.

         (h) Other Information. From time to time, such other information or documents (financial or otherwise) as the Lender may reasonably request.

         9.02 Books, Records and Inspections. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Lender to visit and inspect, under guidance of officers of the General Partner, any of the properties of the Borrower or such Subsidiary, and will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Lender to examine the books of record and account of the Borrower or such Subsidiary and discuss the affairs, finances and accounts of the Borrower or such Subsidiary with, and be advised as to the same by, officers of the General Partner, all at such reasonable times and intervals and to such reasonable extent as the Lender may request.

         9.03 Maintenance of Property, Insurance. Schedule V sets forth a true and complete listing of all insurance maintained by or on behalf of the Borrower and its Subsidiaries as of the Effective Date, with the amounts insured on the Effective Date set forth therein. The Borrower will, and will cause each of its Subsidiaries to, (i) keep all property useful and necessary in its business in good working order and condition, (ii) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are described in Schedule V, with the minimum amount required to be insured set forth in such Schedule, (iii) furnish to Lender annually certificates of all insurance policies and if requested by the Lender full information as to the insurance carried and certified copies of applicable provision of such policies and (iv) cause the Lender to be named as loss payee on each such insurance policy.

         9.04 Environmental Laws; Inspection; Notice. (a) The Borrower will comply in all material respects, and cause each of its Subsidiaries to comply in all material respects, with the requirements of all applicable Environmental Laws and shall not permit or suffer any of its Subsidiaries to, generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials except in compliance in all material respects with applicable Environmental Laws and so as not to give rise to an Environmental Claim, and shall not, permit or suffer any of its Subsidiaries to, cause or permit, as a result of any intentional or unintentional act or omission on the part of the Borrower or any Subsidiary thereof, the installation or placement of Hazardous Materials in violation of or actionable under applicable Environmental Laws onto any of its property or suffer the presence of Hazardous Materials in violation of or actionable under applicable Environmental Laws on any of its property without, upon knowledge of such violation, having taken prompt steps to remedy such violation. The Borrower shall, and shall cause each of its Subsidiaries to, promptly undertake and diligently pursue to completion any remedial clean-up action required of the Borrower or any Subsidiary under applicable Environmental Laws in the event of any Release of Hazardous Materials.

         (b) Upon the Lender' written request, at any time and from time to time, but in any event no more frequently than once a year, the Borrower will provide, at the Borrower's sole cost and expense, an environmental site assessment report concerning any Company Property or Use Property, prepared by an environmental consulting firm approved by the Lender, indicating the presence or absence of Hazardous Materials and the potential cost of any removal or remedial action in connection with any Hazardous Materials on such Property, provided, however, no such request may be made unless the Lender reasonably believe that (i) there is material noncompliance with Environmental Laws with respect to any Company Property or any Use Property or (ii) a Default or Event of Default is in existence. The scope of any environmental assessment will be subject to good faith negotiation between the Borrower and the Lender. If the Borrower fails to provide the same, after 30 days' written notice the Lender may order the same, and the Borrower shall grant and hereby grants to the Lender and their Lenders access to such Company Property and/or Use Property and specifically grants the Lender an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment; and the cost of such assessment will be added to the Obligations and secured by the Collateral, and shall be immediately due and payable on demand and with interest at the rate specified in Section 2.06(b).

         (c) The Borrower will immediately advise the Lender in writing as soon as the Borrower becomes aware of any of the following:

                  (i) Any pending or threatened Environmental Claim against the Borrower or any Company Property or Use Property;

                  (ii) Any condition or occurrence on any Company Property or Use Property that (a) results in material noncompliance by the Borrower or any of its Subsidiaries with any applicable Environmental Law, or (b) could reasonably be anticipated to form the basis of an Environmental Claim against the Borrower, any of its Subsidiaries or any of its Affiliates or any Company Property or Use Property;

                  (iii) Any condition or occurrence on any Company Property or Use Property or any property adjoining or in the vicinity of any Company Property or Use Property that could reasonably be anticipated to cause inventory or other property of Borrower to be subject to any material restrictions on the ownership, use or transferability under any Environmental Law; and

                  (iv) The taking of any material removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Company Property or Use Property.

         All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the response thereto. In addition, the Borrower will provide the Lender with copies of all communications with any government or governmental agency relating to material or potentially material violations of Environmental Laws, all communications with any person relating to Environmental Claims, and such detailed reports of any Environmental Claim as may reasonably be requested by the Lender.

         9.05 Franchises. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its material rights, franchises, licenses and patents except where the failure to do so could not have a Material Adverse Effect.

         9.06 Payment of Taxes. The Borrower shall pay and discharge or cause to be paid and discharged, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, in each case on a timely basis, and all lawful claims which, if unpaid, might become a Lien or charge upon any properties of the Borrower or any of its Subsidiaries; provided that neither the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with generally accepted accounting principles.

         9.07 Compliance with Laws, etc The Borrower will, and will cause each of its Subsidiaries to, comply with all applicable laws, statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statues, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, in the aggregate, have a Material Adverse Effect.

         9.08 ERISA. As soon as possible and, in any event, within 10 days after the Borrower, any Subsidiary or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following which, singly or in the aggregate, could have a Material Adverse Effect, the Borrower will deliver to each of the Lender a certificate of the chief financial officer of the Borrower setting forth details as to such occurrence and the action, if any, that the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Borrower, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred; that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan; that a contribution required to be made to a Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV or ERISA; that a Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that the Borrower, any Subsidiary or any ERISA Affiliate will or may incur any liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971 or 4975 of the Code or Section 409 or 502(i) or 502(l) of ERISA; or that the Borrower or any Subsidiary may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA).

         9.09 End of Fiscal Years; Fiscal Quarters. The Borrower shall cause (and shall not change) (i) each of its, and each of its Subsidiary's, fiscal years to end on December 31 and (ii) each of its, and each of its Subsidiary's, fiscal quarters to end on March 31, June 30, September 30 and December 31.

         9.10 Performance of Obligations. (a) The Borrower will, and will cause each of its Subsidiaries to, perform all its obligations under the terms of each mortgage indenture, security agreement and other debt instrument by which it is bound.

         (b) The Borrower will, and will cause each of its Subsidiaries to, make reasonable efforts to perform all its obligations under the terms of each of the Commodities Agreements guaranteed by any Guarantee; or

         (c) If the Borrower does not, or does not cause each of its Subsidiaries to, perform all its obligations under the terms of each of the Commodities Agreements guaranteed by any Guarantee, then the Borrower shall reimburse the Guarantor as provided in Section 3 for amounts that the Guarantor pays under such Guarantee.

         9.11 Borrowing Base Audit. The Borrower will cooperate fully, and will pay all reasonable costs and expenses of the Lender in connection with, an audit of the Borrowing Base to be conducted by the Lender or its agents upon the request of the Lender no more often than semi-annually(unless paid for by the Lender).

         9.12 Maintenance of Existence. At all times the Borrower and each of its Subsidiaries will each remain a duly formed and validly existing limited partnership under the laws of Delaware in good standing, with the power and authority to own its property and assets and to transact the business in which it is engaged and will be duly qualified and authorized to do business in good standing in all jurisdictions where it is required to be so qualified and where the failure to be qualified would have a Material Adverse Effect.

         9.13 Licenses, Approvals, etc At all times the Borrower will maintain all licenses, approvals, authorizations, validations, filings, recording and registrations as required by any governmental or public body or authority, or any subdivision thereof, or as required hereunder, to conduct its business as presently conducted (except where the failure to do so would not have a Material Adverse Effect) or in connection with the legality, validity, binding effect or enforceability of the Credit Documents.

         9.14 Security Agreements. The Borrower shall duly authorize, execute and deliver, and shall cause each of its Subsidiaries other than Pipeline Subsidiary (whether existing as of the Effective Date or created thereafter) to duly authorize, execute and deliver, a Security Agreement and at all times the Lender, for the benefit of the Lender, shall have a valid and perfected continuing security interest of first priority (subject to Excepted Liens) in all of the assets comprising the Borrowing Base. The Borrower shall promptly notify the Lender of the amounts of payables which are past due or being contested in connection with any Excepted Liens and such amounts shall be deducted from the Borrowing Base.

         9.15 Subsidiary Guaranties. The Borrower shall cause each of its Subsidiaries other than Pipeline Subsidiary (whether existing as of the Effective Date or created thereafter) to duly authorize, execute and deliver a Subsidiary Guaranty.

         9.16 Contribution Agreement. The Borrower shall, and shall cause each of its Subsidiaries other than Pipeline Subsidiary (whether existing as of the Effective Date or created thereafter) to, duly authorize, execute and deliver the Contribution Agreement.

         SECTION 10.  NEGATIVE COVENANTS.

         The Borrower covenants and agrees that on and after the Effective Date and until the Total Commitment has terminated, no Letters of Credit are outstanding, no Guarantees are outstanding, and the Loans, the Notes, the LOC Unpaid Drawings, and Guarantee Unpaid Amounts together with interest, Fees and all other Obligations incurred hereunder and thereunder and under the other Credit Documents to which the Borrower is a party, are paid in and performed in full (other than such Obligations which, at such time, are not then due and payable but may arise only pursuant to Section 12.11):

         10.01 Liens. Except as specifically contemplated by this Agreement, the Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, provided that the provisions of this Section 10.01 shall not prevent the creation, incurrence, assumption or existence of:

                  (i) Liens for taxes not yet due, or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP;

                  (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law or agreement, which were incurred in the ordinary course of business, such as carriers', warehousemen's and mechanics' liens and other similar Liens created by statute for the benefit of interest owners of oil and gas production, and (x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Borrower or any of its Subsidiaries, (y) which secure amounts (but not Indebtedness) which are not yet due or (z) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

                  (iii) Liens in existence on the Effective Date which are listed, and the property subject thereto described, in Schedule VI (Liens described in this clause (iii), "Permitted Liens");

                  (iv)     Liens created pursuant to the Security Agreements;

                  (v) Pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation;

                  (vi) Liens on Real Property owned by the Borrower as of the Effective Date provided that the Borrower shall have received the prior written consent of the Lender to such Liens (such consent not to be unreasonably withheld);

                  (vii) good faith deposits in connection with any tender, lease of real estate, bid or contract (other than any contract for the payment of Indebtedness), deposits to secure any duty or public or statutory obligation, deposit to secure, or in lieu of, surety, stay or appeal bond, and deposits as security for the payment of any tax or assessment or similar charge;

                  (viii) Liens arising by reason of any deposit with, or the giving of any form of security to (in either case in an aggregate principal amount not to exceed $500,000 unless such security is a Letter of Credit, in which case such security shall not be subject to the $500,000 limit), any governmental agency or any body created or approved by law for any purpose at any time in connection with the financing of the acquisition or construction of property to be used in the business of the Borrower or Subsidiary or as required by law as a condition to the transaction of any business or the exercise of any privilege or license, or to enable the Borrower or a Subsidiary to maintain self insurance or to participate in any fund established to cover any insurance risk or in connection with workmen's compensation, unemployment insurance, old age pension or other social security, or to share in the privileges or benefits required for companies participating in such arrangements;

                  (ix) easements, servitudes, rights-of-way or other rights, exceptions, reservations, conditions, limitations, covenants or other similar restrictions or imperfections in title which do not materially detract from or interfere with the operation, value or use of the properties affected thereby;

                  (x) rights of first refusal entered into the ordinary course of business;

                  (xi) Liens on accounts maintained with commodity brokers or finance affiliates thereof incurred in the ordinary course of business;

                  (xii) Liens consisting of any (i) statutory landlord's Lien under any lease to which the Borrower or any Subsidiary is a party or any other Lien on leased property reserved in any lease thereof for rent or for compliance with the terms of such lease, (ii) rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any property of the Borrower or any Subsidiary or to use such property in any manner which does not materially impair the use of such property for the purpose for which it is held by the Borrower or any such Subsidiary; (iii) obligations or duties to any municipality or public authority with respect to any franchise, grant, license, lease or permit and the rights reserved or vested in any governmental authority or public utility to terminate any such franchise, grant, license, lease or permit or to condemn or expropriate any property, or
(iv) zoning laws, ordinances or municipal regulations;

                  (xiii) Liens on deposits required by any person with whom the Borrower or any Subsidiary enters into forward contracts, futures contracts, swap agreements or other commodities contracts in the ordinary course of business; and

                  (xiv) Liens on any property of the Borrower or any Subsidiary thereof in favor of the government of the United States of America or of any state, or any political subdivision of either thereof, or any department, agency or instrumentality of either thereof (collectively, "Governments"), in order to permit the Borrower or such Subsidiary to perform any contract or subcontract made with or at the request of such Government, securing any partial, progress, advance or other payment by such Government to the Borrower or such Subsidiary under such contract or subcontract, to the extent such Lien is required by such contract or subcontract or by any law relating thereto.

         10.02 Consolidation, Merger, Sale of assets, etc The Borrower will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any substantial part of its property or assets, or purchase or otherwise acquire (in one or a series of related transactions) a refinery, or permit any of its Subsidiaries so to do any of the foregoing, except that (i) the Borrower and its Subsidiaries may make sales of inventory in the ordinary course of business, (ii) the Borrower and its Subsidiaries may, in the ordinary course of business, sell equipment which is uneconomic or obsolete, and (iii) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving entity) and any Subsidiary of the Borrower may be merged with or into any one or more wholly-owned (or 99% owned) Subsidiaries of the Borrower (provided that the wholly-owned (or 99% owned) Subsidiary shall be the continuing or surviving entity).

         10.03 Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness other than (a) Indebtedness hereunder, (b) Indebtedness in existence on the Effective Date and set forth in
Schedule VII ("Existing Indebtedness"), (c) Indebtedness permitted pursuant to
Section 10.13(iv), or(d) Indebtedness which is a guaranty of the obligations of Canadian Subsidiary with respect to any Foreign Exchange Lines.

         10.04 Transactions With Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Borrower, other than (i) on terms and conditions substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate or (ii) as may be permitted by Sections 6.6(c) or (e) of the Limited Partner Partnership Agreement or Sections 6.6(b) or (d) of the Borrower Partnership Agreement.

         10.05 Minimum Tangible Net Worth. The Borrower shall not, at any time, permit its Consolidated Tangible Net Worth to be less than $80,000,000.

         10.06 Minimum Working Capital. The Borrower shall not, at any time, permit the ratio of the Consolidated Current Assets of the Borrower and its Subsidiaries plus $75,000,000 to the Consolidated Current Liabilities of the Borrower and its Subsidiaries to be less than one to one; provided that, amounts owing by the Borrower to the Lender under the Amended and Restated Credit Agreement dated as of December 1, 1998 between the Borrower and the Lender shall be excluded from "Consolidated Current Liabilities" for purposes of this Section 10.06.

         10.07 Maximum Fixed Assets. Intentionally Deleted.

         10.08 Open Crude Positions. The Borrower shall not permit, at any time,
(i) the aggregate of its crude and petroleum open positions to exceed the Borrower's authorized limits (excluding base stock) (as shown on its Open Position Report) or (ii) the aggregate of the Borrower's crude and petroleum open base stock positions to exceed the Borrower's authorized limits.

         10.09 Risk Management Policies. The Borrower shall not permit, at any time, its policies related to the management of foreign exchange risk and commodities price risk to change in any material respect from the policies in existence on the Effective Date.

         10.10 Maximum Ineligible Receivables. The Borrower shall not permit, at any time, the aggregate amount of its receivables which do not qualify as Eligible Receivables under the Borrowing Base to exceed $15,000,000, net of reserves.

         10.11 Business. The Borrower will not, and will not permit any of its Subsidiaries to (i) engage (directly or indirectly) in any business other than the business in which any such entity is engaged on the Effective Date or those activities reasonably construed to be a part of their businesses and (ii) change the business of the Borrower or any of its Subsidiaries in any material respect from their businesses as conducted on the Effective Date.

         10.12 Limitation on Voluntary Payments and Modifications of Indebtedness; Modifications of Certificate of Limited Partnership, Borrower Partnership Agreement and Certain Other Agreements;

etc. The Borrower will not, and will not permit any of its Subsidiaries to, (i) make any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) any Existing Indebtedness (other than the Paramount Lease) or (ii) amend or modify, or permit the amendment or modification of, any provision of any Existing Indebtedness (other than the Paramount Lease) or of any agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any of the foregoing or (iii) amend, modify or change its Certificate of Limited Partnership (including, without limitation, by the filing or modification of any certificate of designation), the Borrower Partnership Agreement or the Subsidiary Limited Partnership Agreements, or any agreement entered into by it, with respect to its partnership units, or enter into any new agreement with respect to its partnership units; provided, however, that the Borrower may, upon prior notice to the Lender, amend any such document to cure any formal defect, omission, inconsistency or ambiguity in such document or to make changes which are administrative in nature provided that such amendment shall not in any manner affect the interests of the Lender or the Lender.

         10.13 Advances, Investments and Loans. The Borrower will not, and will not permit any of its Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, except that the following shall be permitted:

                  (i) the Borrower and its Subsidiaries may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

                  (ii) the Borrower and its Subsidiaries may acquire and hold Cash Equivalents;

                  (iii) the Borrower and its Subsidiaries may make loans or advances to their respective employees or to employees of the General Partner in the ordinary course of business;

                  (iv) the Borrower may make advances and capital contributions to any of its Subsidiaries and any Subsidiary may make advances and capital contributions to the Borrower, provided that, such advances made by any Subsidiary are subject in right and subordinated to the prior payment in full of all Obligations hereunder and, provided, further, that the Borrower may make advances and capital contributions to Pipeline Subsidiary if approved by Lender; and

                  (v) the Borrower may make loans in connection with the acquisition of hydrocarbons.

         10.14 Borrowing Base. Effective January 1, 2000, the Borrower shall not permit, at any time, the Total Utilized Commitment to be greater than the Borrowing Base.

         10.15 Leverage Ratio. The Borrower shall not permit, at any time, the ratio of its Consolidated Total Liabilities to its Consolidated Tangible Net Worth plus $75,000,000 to be greater than the ratio set forth below:

                  WTI Price Per Barrel                         Ratio
                  --------------------                         -----
                  Less than or equal to $30                     6:1
                  Greater than $30                              7:1

         10.16 New Subsidiaries. The Borrower may not create, or suffer to be created, any Subsidiary unless immediately upon such Subsidiary's creation such Subsidiary delivers to the Lender, a Security Agreement and a Subsidiary Guaranty pursuant to the terms of Sections 9.14 and 9.15 and shall have entered into the Contribution Agreement pursuant to Section 9.16.

         10.17 Pipeline Subsidiary. The Borrower will not, and will not permit any of its Subsidiaries to, transfer any asset to Pipeline Subsidiary except as permitted by Section 11.13(iv). The Borrower will ensure that Pipeline Subsidiary does not purchase any assets other than pipelines regulated by the Federal Energy Regulatory Commission, or assets directly related to such pipelines.

         SECTION 11.   EVENTS OF DEFAULT

         Upon the occurrence of any of the following specified events (each an "Event of Default"):

         11.01 Payments. The Borrower shall (i) default in the payment when due of any principal on any Loan or any Note, (ii) default, and such default shall continue unremedied for 2 or more days (at least one of which days shall be a Business Day), in the payment when due of any interest on any Loan or any Note, or in the payment when due of any LOC Unpaid Drawing or in the payment when due of any Fees or (iii) default, and such default shall continue unremedied for 30 or more days, in the payment of any other amounts owing hereunder or under any other Credit Document; or

         11.02 Representations, etc Any representation, warranty or statement made by or on behalf of the Borrower herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made unless such misrepresentation, warranty or untrue statement shall have been corrected and there shall be no adverse effect on the Lender or the Lender resulting therefrom; or

         11.03 Covenants. The Borrower shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Sections 9.01(f), 10.01, 10.02, 10.03, 10.04, 10.09, 10.10, 10.11, 10.12, or 10.13 or
(ii) default in the due performance or observance by it of any term, covenant or agreement contained in Section 9.01(a) or Section 9.14 and such default shall continue unremedied for a period of 2 days after the occurrence of such default or (iii) default in the due performance or observance by it of any term, covenant or agreement contained in Section 10.08 and such default shall continue unremedied for a period of 7 days after the occurrence of such default or (iv) default in the due performance or observance by it of any term, covenant or agreement contained in Sections 10.05, 10.06, 10.07 or 10.15 and such default shall continue unremedied for a period of 15 days after the occurrence of such default or (iv) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Sections 11.01 or 11.02 or clause (i), (ii) or (iii) of this Section 11.03) contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by either the Lender or any Lender; or

         11.04 Default Under Other Agreements. The Borrower, or any of its Subsidiaries shall (i) default in any payment of any Indebtedness (other than indebtedness incurred under this Agreement) in an aggregate amount of $5,000,000 or more beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement, covenant or condition relating to any Indebtedness in any aggregate principal amount of $5,000,000 or more (other than Indebtedness incurred under this Agreement) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity; or any Indebtedness in an aggregate principal amount of $5,000,000 or more of the Borrower or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

         11.05 Bankruptcy, etc. The General Partner, the Limited Partner, the Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or any involuntary case is commenced against the General Partner, the Limited Partner, the Borrower or any of its Subsidiaries, and the petition is not controverted within 10 days, or is not stayed or dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the General Partner, the Limited Partner, the Borrower or any of its Subsidiaries, or the General Partner, the Limited Partner, the Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the General Partner, the Limited Partner, the Borrower or any of its Subsidiaries, or there is commenced against the Borrower or any of its Subsidiaries any such proceeding which remains unstayed or undismissed for a period of 60 days, or the General Partner, the Limited Partner, the Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the General Partner, the Limited Partner, the Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the General Partner, the Limited Partner, the Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the General Partner, the Limited Partner, the Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

         11.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code, any Plan shall have had or is likely to have a trustee appointed to administer such Plan, any Plan is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made to a Plan has not been timely made, the Borrower or any Subsidiary or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29),
4971 or 4975 of the Code, or the Borrower or any Subsidiary has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or employee pension benefit plans (as defined in Section 3(2) of ERISA); and (b) there shall result from any such event or events the imposition of a Lien, the granting of a security interest, or a liability or a material risk of incurring a liability, which Lien, security interest or liability, singly or in the aggregate, in the opinion of the Required Lender, will have a Material Adverse Effect; or

         11.07 Security Agreements. Any Security Agreement or any provision thereof shall cease to be in full force and effect, or shall cease to give the Collateral Lender the Liens, rights powers and privileges purported to be created thereby, or the Borrower or any of its Subsidiaries shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the respective Security Agreement; or

         11.08 Judgments. One or more judgments or decrees shall be entered against the Borrower and/or any of its Subsidiaries involving in the aggregate for the Borrower and its Subsidiaries a liability (not paid or fully covered by insurance except for normal deductibles) of $5,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days after the entry thereof; or

         11.09 Open Crude and Petroleum Positions. The total marked to market net loss on the open crude petroleum positions of the Borrower and its Subsidiaries shall exceed $6,000,000; or

         11.10 Tax Treatment. (a) The Borrower or the U.S. Subsidiary shall at any time be treated as a corporation or association under the United States Federal income tax laws; or (b) the Internal Revenue Service shall send a written notice proposing to treat the Borrower or the U.S. Subsidiary as a corporation or association and the Borrower shall fail to provide the Lender and the Lender, within 60 days of the receipt by Borrower or the U.S. Subsidiary of such Internal Revenue Service written notice, with a written opinion of independent tax counsel to the Borrower, whose identity and the form and substance of whose opinion is reasonably satisfactory to the Lender, to the effect that the Borrower or the U.S. Subsidiary, as the case may be, at all times has constituted and has been entitled to be treated as a partnership and not a corporation or association under the United States Federal income tax laws; or (c) the Canadian Subsidiary shall at any time be treated as a corporation or an association or otherwise subject to an entity-level tax imposed by Canada under the income tax laws of Canada; or (d) any net or gross income or receipts tax, withholding tax or similar tax is levied or imposed or asserted to be due by Canada or any political subdivision or taxing authority thereof or therein (a "Canadian Taxing Authority") as a result of any distribution from the Canadian Subsidiary to the Borrower; or (e) any net or gross income or receipts tax, or similar tax is levied or imposed or asserted to be due on the Borrower by a Canadian Taxing Authority as a result of the Borrower's either doing business, or engaging in any other activities, in Canada or being a partner in the Canadian Subsidiary; or (f) any withholding or similar tax is levied or imposed or asserted to be due by a

Canadian Taxing Authority as a result of any payment made hereunder, or under any Note or other Credit Document; or

         11.11 Change in Partnership Agreements. Any of the Borrower Partnership Agreement, the Limited Partner Partnership Agreement, the Subsidiary Partnership Agreements or the General Partner Constitutional Documents shall be amended, modified or changed without the prior written consent of the Lender, provided, however, that, upon prior notice to the Lender, any such document may be amended to cure any formal defect, omission, inconsistency or ambiguity or to make any change which is administrative in nature provided that such amendment shall not in any manner affect the interests of the Lender or the Lender; or

         11.12 Subsidiary Guaranties. Any Subsidiary Guaranty or any provision thereof shall cease to be in full force or effect, or any Subsidiary of the Borrower or any Person authorized to act by or on behalf of such Subsidiary shall deny or disaffirm such Subsidiary's obligations under such Subsidiary Guaranty, or such Subsidiary shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to such Subsidiary Guaranty; or

         11.13 Aggregate Guarantee Obligations. As a result of one or more Guarantee Requests, the aggregate Guarantee Obligations guaranteed by all outstanding Guarantees, when added to the Total Utilized Commitment, exceeds the Available Amount, and such excess shall remain for two or more Business Days; or

         11.14 Cash Collateralization. Any Letter of Credit, or Guarantee that must be Cash Collateralized in accordance with this Agreement shall no longer be Cash Collateralized and the Lender shall not have received other collateral that, in the Lender's sole discretion, is acceptable for such Letter of Credit, or Guarantee: then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Lender may, by written notice to the Borrower, take any or all of the following actions, (provided, that, if an Event of Default specified in Section 11.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Lender to the Borrower as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Total Commitment shall forthwith terminate immediately and any Fees payable pursuant to Section 5 shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all obligations owing hereunder (including LOC Unpaid Amounts, and Guarantee Unpaid Amounts) to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (iii) enforce any or all of the Liens and security interests created pursuant to the Security Agreements; (iv) direct the termination of any Letter of Credit which may be terminated in accordance with its terms; (v) direct the Borrower to pay (and the Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 11.05, it will pay) to the Lender at the Payment Office such additional amounts of cash, to be held as security for the Borrower's reimbursement obligations in respect of Letters of Credit then outstanding equal to the aggregate Stated Amount of all Letters of Credit then outstanding; (vi) cease Guarantee Issuances hereunder, (ix) Terminate any Guarantee which may be Terminated in accordance with its terms; (x) by written notice to the Borrower, direct the Borrower to pay (and the Borrower, and hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 11.05, it will pay) to the Lender at the Payment Office such additional amounts of cash, to be held as security for the Borrower's reimbursement obligations in respect of Guarantees then outstanding equal to the aggregate Maximum Limit of all Guarantees then outstanding; and (xi) apply any amounts held in the Cash Collateral Account in the payment of the Obligations.

         SECTION 12.  MISCELLANEOUS.

         12.01 Payment of Expenses. Etc. The Borrower agrees: (i) whether or not the transactions herein contemplated are consummated, to pay all reasonable out-of-pocket costs and expenses (a) of the Lender in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto and thereto (including, without limitation, the reasonable fees and disbursements of Vinson & Elkins, L.L.P. and any local counsel) and (b) of the Lender and each of the Lender in connection with the enforcement or preservation of the Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and disbursements of counsel and the allocated cost of in-house counsel for the Lender); (ii) to pay and hold the Lender harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save the harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to the Lender) to pay such taxes; and (iii) to indemnify the Lender, its respective officers, directors, employees, representatives and agents (each, an "indemnified person") from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses reasonably incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, regardless of when such indemnified matter arises, (a) any investigation, litigation or other proceeding (whether or not the Lender is a party thereto) related to the entering into and/or performance of any Credit Document or the use of the proceeds of any Loans or Letter of Credit hereunder, (b) (i) the actual or alleged presence, generation or Release of Hazardous Materials on or from, or the transportation of Hazardous Materials to or from, any Company Property or Use Property, (ii) the non-compliance of any such Company Property or Use Property with applicable Environmental Laws, (iii) any Release of Hazardous Materials owned, in the possession of, or controlled by the Borrower, or (iv) any Environmental Claim with respect to the Borrower or any of its Subsidiaries or any Company Property or Use Property, in each case including, without limitation, the reasonable fees and disbursements of counsel and the allocated cost of in-house counsel and other consultants incurred in connection with any such investigation, litigation, Environmental Claim or any of the Borrower's acts, omissions, business, operations, or Company Property or Use Property or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the indemnified person) or (c) any settlement entered into in connection with the foregoing to the extent such settlement has been consented to by the Borrower, which consent shall not be unreasonably withheld. The Lender agrees to give notice to the Borrower of any litigation or other proceeding giving rise to an obligation of the Borrower to indemnify the Lender pursuant to this Section 12.01, although the failure to give any such notice shall not release or diminish any of the Borrower's obligations pursuant to this Section
12.01. To the extent that the undertaking to indemnify and hold harmless set forth in this Section 12.01 may be unenforceable because it is violative of any law or public policy as determined by a final judgment of a court of competent jurisdiction, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the liabilities giving rise to claims under the indemnification provisions of this Section 12.01 which is permissible under applicable law.

         12.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, the Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Lender(including, without limitation, by Subsidiaries and Affiliates of the Lender) to or for the credit or the account of the Borrower against and on account of the Obligations and liabilities of the Borrower to the Lender under any of the Credit Documents, and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not the Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured. The Lender agrees to give notice to the Borrower of any such setoff, although the failure to give any such notice shall not diminish any of the Lender's rights pursuant to this Section 12.02.

         12.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing and mailed, telegraphed, telexed, sent by facsimile, cabled or delivered, if to the Borrower at the address specified opposite its signature below; if to the Lender, at its Notice Office; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telegraphed, telexed, sent by facsimile, or cabled or sent by overnight courier, and shall be effective when received.

         12.04 Benefit of Agreement' Assignment or Transfer. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender. The Lender may assign or transfer any of its rights or obligations hereunder without the consent of the Borrower

         12.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower and the Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies that the Lender would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender to any other or further action in any circumstances without notice or demand.

         12.06 Calculations; Computations. (a) The financial statements to be furnished to the Lender pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lender); provided, however, that, except as otherwise specifically provided herein, all computations determining compliance with Section 10 shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements delivered to the Lender pursuant to
Section 8.05 of the Credit Agreement.

         (b) All computations of interest and Fees hereunder shall be made on the basis of a year of 360 days (365 days in the case of Base Rate Loans) for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable.

         12.07 Interest. It is the intention of the parties hereto that the Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to the Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to the Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Notes, it is agreed as follows: (I) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by the Lender under any of the Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by the Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by the Lender to the Borrower); and (ii) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by the Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by the Lender to the Borrower). All sums paid or agreed to be paid to the Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to the Lender, be amortized, prorated, allocated and spread throughout the stated term of the Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (I) the amount of interest payable to the Lender on any date shall be computed at the Highest Lawful Rate applicable to the Lender pursuant to this Section 12.07 and
(ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to the Lender would be less than the amount of interest payable to the Lender computed at the Highest Lawful Rate applicable to the Lender, then the amount of interest payable to the Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to the Lender until the total amount of interest payable to the Lender shall equal the total amount of interest which would have been payable to the Lender if the total amount of interest had been computed without giving effect to this Section
12.07. To the extent that Article 5069-1D.003 of the Finance Code is relevant for the purpose of determining the Highest Lawful Rate, the Lender elects to determine the applicable rate ceiling under such Chapter by the indicated weekly rate ceiling form time to time in effect.

         12.08 Governing Law; Submission to Jurisdiction; Venue. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF TEXAS.

         12.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Lender.

         12.10 Headings Descriptive. The headings of the several Sections and subSections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         12.11 Amendment or Waiver or Termination. Neither this Agreement nor any terms hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Borrower and the Lender.

         12.12 Survival. All indemnities set forth herein including, without limitation, in Sections 3.04,, 6.02 and 12.01 shall survive the execution and delivery of this Agreement and the making and repayment of the Loans, the termination of the Total Commitment and the satisfaction of all other Obligations.

         12.13 Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all oral statements and prior writings with respect thereto, including the (a) Guarantee Issuance And Reimbursement Agreement dated as of June 21, 1995, made and entered into by and between the Borrower and the Lender, and (b) the letter agreement dated as of June 21, 1995 made and entered into by and between the Borrower and the Lender pertaining to the Lender acting as account party for certain letters of credit provided by order of the Borrower and its subsidiaries and reimbursement for amounts paid under such letters of credit; provided, the EOTT OLP's obligations to reimburse the Company for amounts previously owed under such agreements shall be governed by this Agreement.

         12.14 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which the Borrower and each of the Lender shall have signed a copy hereof (whether the same or different copies).

         12.15 Non-Recourse to General Partner. (a) Subject to Section 12.14(b),
(1) all Obligations hereunder and under the other Credit Documents shall not constitute a debt or obligation of the

General Partner; (2) the General Partner shall not be liable for any Obligations hereunder or under any other Credit Document; and (3) the Lender shall not seek a deficiency or personal judgment against the General Partner for payment of any Obligations under this Agreement or any other Credit Document, and no property or assets of the General Partner shall be sold, levied upon by the Lender or otherwise used by the Lender to satisfy any judgment rendered against the Borrower with respect to the Obligations or the Credit Documents.

         (b) Notwithstanding the provisions of Section 12.14(a) to the contrary, nothing contained in this Agreement shall be construed to (i) impair or limit any of the obligations of the Borrower under the Credit Documents to which it is a party, (ii) impair or limit the validity of the Obligations evidenced by this Agreement or the other Credit Documents or prevent the taking of any action permitted by law against the Borrower or the assets of the Borrower or its Subsidiaries or the proceeds of such assets or (iii) permit the Borrower to raise any defense in any such action based on Section 12.14(a).

         12.16 No Oral Agreements. THE CREDIT DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         12.17 Exculpation Provisions. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS THE DUTY TO READ THE CREDIT DOCUMENTS AND AGREES THAT ITS IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THE CREDIT DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THE CREDIT DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THE CREDIT DOCUMENTS; THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THE CREDIT DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THE CREDIT DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS".

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:                                     EOTT ENERGY OPERATING LIMITED
1330 Post Oak Boulevard                      PARTNERSHIP
Suite 2700
Houston, TX  77056                           By:  EOTT Energy Corp., its
                                                  General Partner


                                             By: /s/  SUSAN RALPH
                                                 --------------------------
                                             Name:   Susan Ralph
                                             Title:  Treasurer


Address:                                     ENRON CORP.
1400 Smith Street
Houston, TX 77002

                                             By: /s/  JEFFREY MCMAHON
                                                --------------------------
                                             Name:    Jeffrey McMahon
                                             Title:   Senior Vice President,
                                                      Finance and Treasurer

                                                                     SCHEDULE I



                              INTENTIONALLY DELETED

                                                                     SCHEDULE II


                              INTENTIONALLY DELETED

                                                                   SCHEDULE III

                                 BORROWING BASE


         The borrowing base (the "Borrowing Base") for the Facility shall be equal, at any time, to the sum of the following:

         i) 90% of the Eligible Receivables (as defined below) which are (a) backed by Acceptable Letters of Credit (as defined below), provided that such Eligible Receivables and such Acceptable Letters of Credit are acceptable to the Lender, (b) from institutions which are set forth on a schedule as agreed between the Borrower and the lender from time to time (the "Eligible Receivables Schedule") or (c) from any institution or major oil company which is acceptable to the Lender and rated at least "A3" by Moody's or "A-" by S& P; plus

         ii) 87% of Eligible Receivables which are preapproved Eligible Receivables (Eligible Receivables from any obligor which is listed on a schedule mutually agreed between the Borrower and the Lender from time to time (the "pre-Approved Eligible Receivable Schedule"), subject to certain limits with respect to receivables from such each such obligor ); plus

         iii) 85% of Eligible Receivables which are acceptable to the Lender and which are not included in (iii) and (iv) above; plus

         iv) 80 % of the inventory of the Borrower or the Canadian Subsidiary calculated on a marked to market basis, provided that the WTI Price is less than or equal to $30 per barrel, or if such price is greater than $30, the lesser of 70% of inventory on a marked to market basis and 80% of inventory at $30 per barrel; plus

         v) 80% of crude oil and petroleum products which have been contracted for purchase and have been sold by the Borrower or the Canadian Subsidiary, as the case may be, but which have not yet been delivered and for which the Borrower's or such Subsidiary's, as the case may be, obligation to pay is supported by a Letter of Credit or Guaranty issued hereunder, provided that such crude oil and petroleum products are not included elsewhere in the Borrowing Base; plus

         vi) 80% of crude oil and petroleum products marked to market which have been contracted for purchase but which have not been sold and which have not yet been delivered and for which the Borrower's or the Canadian Subsidiary's obligation to pay is supported by a Letter of Credit or Guaranty issued hereunder; plus

                                                                   SCHEDULE III
                                                                         PAGE 2

         vii) 87% of Eligible Crude Oil and Petroleum Products Delivered But Not Yet Billed (as defined below) which are acceptable to the Lender, provided that the sale (a) shall be backed by Acceptable Letters of Credit, (b) shall have been made to a purchaser which is not otherwise in default under any obligation to the Borrower or the Canadian Subsidiary, as the case may be, and which is an institution set forth on the Eligible Receivable Schedule or (c) shall have been made to a purchaser which is not otherwise in default under any obligation to the Borrower or the Canadian Subsidiary, as the case may be, and which is an institution or major oil company which is acceptable to the Lender and rated at least "A3" by Moody's or "A-" by S&P; plus

         viii) 84% of the Eligible Crude Oil and Petroleum Products Delivered But Not Yet Billed which are acceptable to the Lender, provided that the sale shall have been made to a purchaser which is not otherwise in default under any obligation to the Borrower or the Canadian Subsidiary, as the case may be, and which is an institution set forth on the Pre-Approved Eligible Receivable Schedule, subject to certain limits with respect to sales to each such purchaser; plus

         ix) 82% of Eligible Crude Oil and Petroleum Products Delivered But Not Yet Billed which are acceptable to the Lender, provided that the sale shall have been made to a purchaser which is not otherwise in default under any obligation to the Borrower or the Canadian Subsidiary, as the case may be; plus

         x) 80% of eligible exchange balances, as determined in accordance with prices set forth in the applicable Exchange contracts, based on current market value on a marked to market basis, of any right to receive crude oil and petroleum products, money or other value arising from the trading, lending, borrowing or exchange of crude oil and petroleum products with trading partners acceptable to the lender, net of any offsets or counterclaims; plus

         xi) 80% of the lesser of the original margin which is held in pledged broker accounts or the net equity therein.

                                                                    SCHEDULE III
                                                                          PAGE 3

         The Borrowing Base shall be reduced without duplication by (i) the amount of any assets to which the Borrower or the Canadian Subsidiary, as the case may be, does not have good and indefeasible title, free and clear of all Liens other than Excepted Liens and Liens permitted under Section 10.01 (i) and
(iv), (ii) the amount of any assets in which the Lender does not have a valid and perfected security interest of first priority (subject to Excepted Liens),
(iii) the amount of any assets referred to in Clauses (vii) and (viii) to the extent the Lender will not have a valid and perfected first priority security interest therein upon delivery (subject to Excepted Liens)and (iv) the amounts of all payables which are past due or being contested in connection with any Excepted Liens.

         For purposes of calculating the Borrowing Base, the following terms shall have the following meanings:

         "Acceptable Letter of Credit" shall mean a letter of credit which is issued by a commercial bank rated at least "A3" by Moody's or "A-" by S&P.

         "Eligible Crude Oil and Petroleum Products Delivered But Not Yet Billed" shall mean crude oil and petroleum products sold and delivered by the Borrower or its Canadian Subsidiary pursuant to a binding contract but which sale has not yet been billed and for which payment is originally due within 30 days, net of any offsets or counterclaims unless, (i) any such sale is supported by an Acceptable Letter of Credit or Guaranty, or (ii) the amount of any such offset or counterclaim is supported by a Letter of Credit or Guaranty, issued hereunder, provided in any event that the Lender shall have a valid and perfected first priority security interest (subject to Excepted Liens) in such crude oil and petroleum products (prior to such sale) and in the proceeds of the sale thereof.

         "Eligible Receivables" shall mean trade receivables originally due within 30 days and not more than 30 days past due (except that receivables for crude oil in excess of $500,000 shall not be eligible if not paid within three days of the date due), net of any offsets or counterclaims unless (i) any such receivable is supported by an Acceptable Letter of Credit or (ii) the amount of any such offset or counterclaim is supported by a Letter of Credit issued hereunder.

                                                                     SCHEDULE IV

                           SUBSIDIARIES AND AFFILIATES

                                                                       OWNERSHIP
                                                                       ---------

SUBSIDIARIES OF EOTT ENERGY OPERATING LIMITED PARTNERSHIP


o        EOTT ENERGY PIPELINE LIMITED PARTNERSHIP                        +/-99%
o        EOTT ENERGY CANADA LIMITED PARTNERSHIP                          +/-99%


SUBSIDIARIES OF EOTT ENERGY CORP (GENERAL PARTNER)


o        EOTT CANADA LTD.                                                  100%
o        EOTT ENERGY PARTNERS, L.P.                                       +/-1%
o        EOTT ENERGY OPERATING LIMITED PARTNERSHIP                        +/-1%
o        EOTT ENERGY PIPELINE LIMITED PARTNERSHIP                         +/-1%
o        EOTT ENERGY CANADA LIMITED PARTNERSHIP                           +/-1%


EOTT ENERGY PARTNERS, L.P. LIMITED PARTNER FOR:


EOTT ENERGY OPERATING LIMITED PARTNERSHIP                                +/-99%

                                                                     SCHEDULE V

                               INSURANCE COVERAGE

INSURANCE CARRIER                POLICY #        POLICY EFFECTIVE            LIMITS
-----------------                --------        ----------------            ------
General Liability

National Union Fire            5440212            6/1/98 - 6/1/99            $500,000

Associated Electric & Cos.     XO55OA1A98         6/1/98 - 6/1/99    $35,000,000 per occurrence in
Insurance Services Limited                                           excess of $500,000


Auto Liability

Wausau                         4729-00-000151     6/1/98 - 6/1/99    $1,000,000 Combined Single Limit
                               4729-00-000152     6/1/98 - 6/1/99    All owned autos
                                                                     Hired autos
                                                                     Non-owned autos

Workers Comp.
Wausau                         47019-00-000151    6/1/98 - 6/1/99             Statutory

Property.

Through Enron Corp.                 N/A                 N/A                      N/A

                                                                     SCHEDULE VI


                                 PERMITTED LIENS

1)   Agreement date October 8, 1992 with
     Refco Capital Corporation to provide
     margin financing for trades with Refco,
     Inc. Lien applies to the margin account
     held with Refco, Inc.                                      $ 10,000,000.00


2)   Agreement dated March 28,1994 with
     Merrill Lynch Commodity Financing,
     Inc. to provide margin financing for
     trades with Merrill Lynch Futures, Inc.
     Lien applies to the margin account held
     with Merrill Lynch Futures, Inc.                           $  3,500,000.00


3)   EOTT Energy Corp. A/C at Citibank,
     Delaware for the benefit of Connecticut
     General Life Insurance Company.                            $    150,948.00


4)   Tax deposit with State of New Mexico
     for oil royalty payments.                                  $    263,000.00


5)   Agreement dated August 13, 1992 with
     E.D. & F Mann International Futures,
     Inc. to provide margin financing.                          $  5,000,000.00

                                                                   SCHEDULE VII

                              EXISTING INDEBTEDNESS


(1)  Guaranty dated June 25, 1998
     issued to Bank of Montreal to
     provide bank overdrafts, letters of
     credit, terminal initiated
     payment services and foreign
     exchange facilities                                        $ 65,000,000.00


(2)  Agreement dated October 8, 1992
     with Refco Capital Corporation to
     provide margin financing for trades
     with Refco, Inc.                                           $ 10,000,000.00


(3)  Merrill Lynch Commodity
     Financing, Inc. to provide margin
     financing for trades with Merrill
     Lynch Futures, Inc.                                        $  3,500,000.00


(4)  Agreement dated February 28, 1998
     with Standard Chartered Trade
     Services Corporation for the sale and
     repurchase of crude oil inventory                          $ 90,000,000.00



(5)  Agreement dated August 13,1992
     with E.D.&F Mann International
     Futures, Inc. to provide margin
     financing                                                  $  5,000,000.00


(6)  Master Lease Agreement dated April
     1, 1997 with General Electric Capital
     Corporation to provide lease
     financing for vehicles.                                    $  4,000,000.00

(7)  Master Lease Agreement dated July
     1, 1993 with First Union Commercial
     Corporation to provide lease
     financing for vehicles.                                    $  2,000,000.00

                                  SCHEDULE VII
                                     Page 2


                                                          EXISTING INDEBTEDNESS

(8)  Master Lease Agreement dated
     August 23, 1996 with MetLife
     Capital Corporation to provide
     lease financing for vehicles.                              $    943,000.00

                                                                  SCHEDULE VIII
                             UNDISCLOSED LIABILITIES


     None

                                                                     SCHEDULE IX


                              INTENTIONALLY DELETED

                                                                     SCHEDULE X

8.24 Compliance With Environmental Laws


(i)

      (1) Paramount Refinery and Lakewood Tank Farm

          Environmental conditions exist in the area of the refinery and associated tank farm, including soil and groundwater contamination, that are the subject of ongoing, long-term remediation. Additionally, environmental issues include refinery compliance with both federal and state air regulations. These site conditions have been well documented in the following reports:

         (a) 1990 Pilko & Associates Environmental Sire Assessment.

         (b) February 1994 CET Environmental Services Revised Estimated Remediation Report.

         (c) 1993 Chemical Waste Management, Inc. semi-annual refinery groundwater monitoring report.

         (d) January 1994 Radian Corporation Report for refinery air compliance.

         (e) The Prospectus dated March 18, 1994, relating to EOTT Energy Partners, L.P.


      (2) 3-B Rattlesnake Refinery (Wickett, TX):

          Environmental condition may exist in the area of the refinery including soil and groundwater contamination. Additionally, environmental issues include refinery compliance with both federal and state solid wastes disposal regulations, including failure to report unscheduled releases, and possible OSHA asbestos removal violations. These site conditions have been documented in the following reports:

         (a) 1990 Esmond Engineering, Inc. Environmental Assessment Report.

         (b) January 13, 1992, Texas Water Commission facility inspection.

         (c) May 15,1992, U.S. Environmental Protection Agency, Region 6 search warrant and subsequent inspection.

         (d) The Prospectus dated March 18, 1994, relating to EOTT Energy Partners, L.P.

                                                                     SCHEDULE X
                                                                         PAGE 2


    (3)  Mid-America Refining Company (Chanute, KS):


         (a) The environmental issues as described in the Prospectus dated March 18, 1994, relating to EOTT Energy Partners, L.P.


(ii) See Schedule 5.11, Purchase & Sale Agreement by and between Koch Oil Company and Eott Energy Operating Limited Partnership.

(iii)    None.

(iv)     See 8.24 (a) (i) above.  In addition:

         (1) The Oil Pollution Act of 1990 (OPA) requires owners and operators of "offshore facilities" to establish $150 million in financial responsibility to cover environmental cleanup and restoration costs that may be incurred in connection with an oil spill. On August 25, 1993, the MMS published an advanced notice of its intention to adopt a rule under "OPA" that would define "offshore facilities" to include all oil and gas facilities that have the potential to affect the "waters of the United States". Since EOTT owns and operates many pipelines and tank batteries that could be the source of a spill affecting the "waters of the United States," EOTT could become subject to the financial responsibility rule if it is adopted as proposed.

         (2) All of those matters described in the Prospectus dated March 18, 1994, relating to EOTT Energy Partners, L.P.

(v)      None

(vi)     None

                                 SCHEDULE 5.11
           ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND
                  SALE AGREEMENT BY AND BETWEEN KOCH AND EOTT
                    DATED THIS 17TH DAY OF SEPTEMBER, 1998
                       "ENVIRONMENTAL AND HEALTH MATTERS"

1. Regulatory Compliance Notices--

------------------------------------------------------------------------------------------------------------------------------------
Pipeline                                         Agency                        Issue                                      Status
====================================================================================================================================
Watonga City Limits Gathering (OK)                OCC       Rectifier readings not timely (1997 & 1998)                Response due
                                                                                                                       10/2/98
------------------------------------------------------------------------------------------------------------------------------------
Kildeer System (ND)                               DOT       Corrections to O&M manual on calculation of MOP            Response sent
                                                                                                                       7/15/98
------------------------------------------------------------------------------------------------------------------------------------
Cushing Tank Farm (OK)                            OCC       Inadequate pressure test documentation                     Response sent
                                                                                                                       7/15/98
                                                                                                                       Action plan
                                                                                                                       due
                                                                                                                       10/16/98
------------------------------------------------------------------------------------------------------------------------------------
New Lima 10" Pipeline (OK)                        OCC       Rectifier readings missing (1997)                          Response sent
                                                                                                                       7/15/98

                                                            Valve inspection records missing (1996)
------------------------------------------------------------------------------------------------------------------------------------
New Lima to Cushing 10" (OK)                      OCC       Failure to conduct post-accident drug & alcohol testing    Response sent
                                                                                                                       6/11/98
------------------------------------------------------------------------------------------------------------------------------------
Airport Gathering to Union Junction (OK)          OCC       Annual CP survey missing on tank (1996)                    Response sent
                                                                                                                       6/4/98
                                                            Annual CP survey missing on tank (1997)
                                                            Valve inspection records missing (1996 & 1997)
                                                            Inadequate public education program
------------------------------------------------------------------------------------------------------------------------------------

2. Kansas-- Issues and matters noted and addressed in the "Consent Agreement and Final Order of the Secretary" in Case No. 97-E-0210, executed on June 16, 1998 by Gary R. Mitchell, Secretary, Kansas Department of Health and Environment, and all associated exhibits, tables, and other enclosures.

3. Texas-- Issues and matters noted and addressed in the following correspondence and associated exhibits, tables, and other enclosures:

     (a.) Letter dated March 18, 1998 from Koch's Eric Kaysen to Joe Bragg,
          Texas Natural Resource Conservation Commission ("TNRCC") Region 2 (2 pages)

     (b.) Letter dated March 18, 1998 from Koch's Eric Kaysen to Charles Keith,
          TNRCC Region 3 (3 pages)

     (c.) Letter dated March 18, 1998 from Koch's Eric Kaysen to Jesse Macias,
          TNRCC Region 4 (2 pages)

     (d.) Letter dated March 18, 1998 from Koch's Eric Kaysen to Charles
          Murray, TNRCC Region 5 (3 pages)

     (e.) Letter dated March 18, 1998 from Koch's Eric Kaysen to Mike Hagen,
          TNRCC Region 7 (3 pages)

     (f.) Letter dated March 18, 1998 from Koch's Eric Kaysen to Ricky
          Anderson, TNRCC Region 8 (2 pages)

     (g.) Letter dated December 5, 1997 from McKinney, Stringer & Webster,
          P.C.'s Donald Shandy to Barbara Greenfield, United States Environmental Protection Agency ("EPA") Region 6 (2 page letter)

     (h.) Letter dated February 4, 1998 from McKinney, Stringer & Webster,
          P.C.'s Donald Shandy to Barbara Greenfield, EPA Region 6 (2 page letter)

     (i.) Letter dated May 1, 1998 from Koch's Robert Mueller to Mark Ford, EPA
          Region 6 (2 page letter; 4 page summary enclosure)

                                 SCHEDULE 5.11
             ATTACHED AND MADE A PART OF THAT CERTAIN PURCHASE AND
                  SALE AGREEMENT BY AND BETWEEN KOCH AND EOTT
                     DATED THIS 17TH DAY OF SEPTEMBER, 1998
                       "ENVIRONMENTAL AND HEALTH MATTERS"


    (j.) Letter dated May 22, 1998 from EPA's Samuel Coleman to Koch's Robert
         Mueller (2 page letter; 2 page enclosure)
    (k.) Letter dated July 22, 1998 from Koch's Robert Mueller to Mark Ford, EPA
         Region 6 (11 page letter; 5 page summary enclosure ["Table 1"]; 3 page summary enclosure {"Table 2"])
    (l.) Fax Transmittal of Compliance/Enforcement Status document dated
         August 24, 1998 from Connie Basel, TNRCC Region 3, to Koch's Sara Heringer (6 pages plus 1 page cover sheet)

4.  Oklahoma--

    (a.) Issues and matters noted and addressed in the "Administrative Consent
         Order" in Matter No. 98-188, executed on July 16, 1998 by Mark
         Coleman, Executive Director, Oklahoma Department of Environmental Quality, and all associated exhibits, tables, and other enclosures.
    (b.) Issues and matters noted and addressed in the following correspondence:
         (i.) Letter dated October 28, 1997 from Donald Whitney, Air Quality Division of the Oklahoma Department of Environmental Quality, to
         Koch's  Michael Hallgarth (1 page)
         (ii.) Letter dated February 12, 1998 from Donald Whitney, Air Quality Division of the Oklahoma Department of Environmental Quality, to
         Koch's  Michael Hallgarth (1 page)
         (iii.) Letter dated August 31, 1998 from Koch's Sara Heringer to
         Kendal Cody, Air Quality Division of the Oklahoma Department of Environmental Quality (2 pages)

5. North Dakota--Issues and matters noted and addressed in the following correspondence and associated exhibits, tables, or other enclosures:

    (a.) Letter dated December 18, 1997 from Koch's Michael Hallgarth to Darin
         Scherr, North Dakota Department of Health (1 page, plus enclosed permit application)
    (b.) Letter dated January 19, 1998 from Koch's Michael Hallgarth to Thomas
         Bachman, North Dakota Department of Health (2 pages, plus enclosed permit application)
    (C.) Letter dated May 14, 1998 from Koch's Daniel Holli to David Klemp,
         North Dakota Department of Health (1 page, plus enclosed permit application)

6. Montana--Issues and matters noted and addressed in the following correspondence and associated exhibits, tables, or other enclosures:

    (a.) Letter dated May 14, 1998 from Koch's Daniel Holli to David Klemp,
         Montana Department of Health and Environmental Services (1 page, plus enclosed permit application)

7. Montana, North Dakota, South Dakota, Wyoming--Issues and matters noted and addressed in the 6 page untitled summary memo noted as "NR Tanks Permit.doc" in the lower margin, which document is contained within the binder entitled "Cosmo Tank Issues" made available to EOTT in Koch's Wichita data room.

8.  The following described issues--

-------------------------------------------------------------------------------------------------------------
          COMPANY             FACILITY                            ISSUE
-------------------------------------------------------------------------------------------------------------
           KOC             Metson Station            Facility cannot demonstrate compliance with a term(s) of
                                                     its permit.
-------------------------------------------------------------------------------------------------------------

           KOC         North Coles Levee Plant 8     The facility may be without a required SPCC plan.
-------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 5.11
            ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND
                  SALE AGREEMENT BY AND BETWEEN KOCH AND EOTT
                     DATED THIS 17TH DAY OF SEPTEMBER, 1998
                       "ENVIRONMENTAL AND HEALTH MATTERS"

-----------------------------------------------------------------------------------------------------------------------------------
KOC                                North Coles Levee Plant 8          The facility may lack an oil spill response plan prepared
                                                                      in accordance with RSPA, Office of Pipeline Safety,
                                                                      regulations at 49 CFR 194.
-----------------------------------------------------------------------------------------------------------------------------------
KOC                                North Coles Levee Plant 8          Facility has not determined the RQs for listed chemicals.
-----------------------------------------------------------------------------------------------------------------------------------
KOC                                      Metson Station               Facility does not have a signed copy of the most recent
                                                                      Tier II form.
-----------------------------------------------------------------------------------------------------------------------------------
KOC                             Sunset Truck & Blending Station       Facility does not have a signed copy of the most recent
                                                                      Tier II form.
-----------------------------------------------------------------------------------------------------------------------------------
KOC                                  Yowlumne Truck Station           Facility does not have a signed copy of the most recent
                                                                      Tier II form dated prior to March 1, 1997
-----------------------------------------------------------------------------------------------------------------------------------
KOC                                  Paloma Blend Facility            May not have listed all chemicals that require an MSDS.
-----------------------------------------------------------------------------------------------------------------------------------
KOC                                  Ten Section Tank Farm            Koch purchased the 160 acre site from Shell Western
                                                                      Exploration and Production, Inc. SWEPI now Cal
                                                                      Resources in 1991. Koch is currently using
                                                                      approximately five acres for crude storage, pumping, and
                                                                      transfer. The remainder of the site is either unoccupied or used by Kern Oil and McFarland Energy for gas and crude
                                                                      production. There is evidence of abandoned industrial
                                                                      activity concrete footings, pits or land depressions, etc. In various locations throughout the 160 acre site. In addition, the Site Restoration efforts under 23 CCR are being
                                                                      required by the Central Valley RWQCB of Shell, which
                                                                      acts under the terms of the 1991 transaction agreement to
                                                                      meet applicable state requirements for closure of
                                                                      subsurface contamination issues. Koch is currently notified at 1 year intervals of program milestones, as are PG&E,
                                                                      SoCalGas, and Monterey Resources. The property transfer
                                                                      agreement does not allow direct control of restoration
                                                                      activities conducted by Shell.
                                                                      Nature of risks:
                                                                      1) that current contractor Shell could perform activities
                                                                      on Koch property not in compliance with 26CCR
                                                                      regulations (e.g., management of water and soil residuals), for which Koch, as current property owner, could be held
                                                                      initially responsible if cited); and
                                                                      2) that pace of restoration is not adequate to achieve
                                                                      closure by the end of the period of responsibility of the
                                                                      previous owner (ten years following 1991 transaction),
                                                                      leading to Koch assumption of remaining issues with the
                                                                      CVRWQCB.
-----------------------------------------------------------------------------------------------------------------------------------
KOC                                      Metson Station               A copy of the expanded drainage map was not found in the
                                                                      facility Response Plan for Onshore Pipelines dated
                                                                      December 1995.
-----------------------------------------------------------------------------------------------------------------------------------
KOC                                  Paloma Blend Facility            Facility is a processor according to TSCA definitions.
                                                                      Facility will need to prepare a TSCA 8(c) Allegation File
                                                                      and review site records for existing information that may
                                                                      belong in this file.
-----------------------------------------------------------------------------------------------------------------------------------
KOC                                North Coles Levee Plant 8          Facility's used oil storage containers and tanks are not
                                                                      marked with the label Used Oil, review facility compliance status.
-----------------------------------------------------------------------------------------------------------------------------------
KOC                                  Paloma Blend Facility            ASTs exist but have not been upgraded to meet state AST
                                                                      spill prevention requirements.
-----------------------------------------------------------------------------------------------------------------------------------
KOC                                  Paloma Blend Facility            In 1991, an inspector from the RWQCB required that the
                                                                      facility prepare an SPCC plan and develop an aboveground
                                                                      tank monitoring program as required by the Aboveground
                                                                      Petroleum Storage Tank regulations. The SPCC plan was
                                                                      developed and submitted to the RWQCB however no
                                                                      conclusion was ever reached on a tank monitoring program
                                                                      as indicated in the correspondences between Koch and the
                                                                      RWQCB over a one year period. According to Koch
                                                                      personnel, the RWQCB ran out of funds for the program
                                                                      and never followed up on.
-----------------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 5.11
            ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND
                  SALE AGREEMENT BY AND BETWEEN KOCH AND EOTT
                     DATED THIS 17th DAY OF SEPTEMBER, 1998
                       "ENVIRONMENTAL AND HEALTH MATTERS"


9. The following described issues-


       Company                Facility                                         Issue
         KPL                    Trenton Station                Facility does not know whether it is operating a floating
                                                               roof tank with a damaged roof or seals, or without any
                                                               seals.

         KPL                Cheyenne Wells Station             Facility does not know whether it is operating a floating
                                                               roof tank with a damaged roof or seals, or without any seals.

         KPL                  Kit Carson Station               Facility does not know whether it is operating a floating
                                                               roof tank with a damaged roof or seals, or without any seals because area manager is not aware of an inspection in the
                                                               last couple of years.

         KPL              Tussy Station (Cherokee P/L)         The floating roof seals on Tanks 41004 and 41003 are
                                                               damaged.  Emission calculations used for annual emission
                                                               inventory and for Title V applicability determination were based on EPA Tanks2 software assuming that seals are in good condition.  Thus, calculated emissions are underestimated.
                                                               Note that seals were visually inspected from roof manways on
                                                               Tanks 41004, 41003, and 40014 during the audit.  All
                                                               appeared to be wiper seals, although the seal in Tank 41003 was in such poor shape that it was difficult to tell which type of seal it is.

          KPL                   Seiling Station                Facility may have asbestos in ceiling tiles, floor tiles or rugs.

          KPL                   Harmon Station                 Facility may have asbestos in ceiling tiles, floor tiles or rugs.

          KPL                   Vintage Station                The facility may be without a required SPCC plan.

          KPL                 114 Inactive Crude               Reporting may be required.  The facility may lack an oil
                          Facilities-Medford Division          spill response plan prepared in accordance with RSPA, Office of Pipeline Safety, regulations at 49 CFR 194.

          KPL                    Harpers Ranch                 Reporting may be required.  The facility may lack an oil
                                                               spill response plan prepared in accordance with RSPA, Office of Pipeline Safety, regulations at 49 CFR 194.

          KPL                  Oarza Truck 2700                Facility does not know if it has a requirement to file Form
                                                               Rs.

          KPL               Cheyenne Wells Station             Facility believes it has a requirement to file Form Rs.

          KPL               Cheyenne Wells Station             Facility does not know if it is a newly listed facility that will be required to file Form Rs in 1999.

          KPL                   Eubanks Station                Facility is a newly listed facility that will be required to submit Form Rs in 1999.

          KPL                    Harpers Ranch                 Facility is a newly listed facility that will be required to submit Form Rs in 1999.

          KPL                 Morton Co. Station               Facility is a newly listed facility that will be required to submit Form Rs in 1999.

          KPL                   Schurr Station                 Facility is a newly listed facility that will be required to submit Form Rs in 1999.

          KPL                    Cushing North                 Facility does not generate hazardous waste.

          KPL                  Healdton Station                This station was purchased from Shell Oil in 1993.
                                                               Contamination associated with historical pipeline activities was present on the property at the time of this transaction, and under the terms of the purchase agreement Shell retained responsibility for existing contamination. Shell is
                                                               continuing with remedial activities under the oversight of the Oklahoma Corporation Commission.  The current activities of Shell consist primarily of groundwater monitoring.
                                                               However, as many as 40 to 50 barrels of oil soil and rock, accumulated during a pre-1993 investigation by Shell, still remain on the property.  These barrels have not been filled or emptied since Koch took over the property.

          KPL                   Cement Station                 Remedial action consisting of remediation of a surface spill within the diked enclosure near truck station dock.  Soil

                                 SCHEDULE 5.11
            ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND
                  SALE AGREEMENT BY AND BETWEEN KOCH AND EOTT
                     DATED THIS 17TH DAY OF SEPTEMBER, 1998
                       "ENVIRONMENTAL AND HEALTH MATTERS"



------------------------------------------------------------------------------------------------------------------------------------
                                                       impacted by the surface spill has been excavated and being landfarmed on the property. Land treatment locations at the site consist of two plots, both approximately 40'x40' in area. Cleanup activities being conducted under oversight of the OCC. Landfarming has been ongoing for one year and is expected to require approximately one more year to complete. At such time as remediation is complete, approval for closure of the land will be obtained from OCC. Remediation is being conducted under approval of OCC. No compliance issuers were identified at this time.
------------------------------------------------------------------------------------------------------------------------------------
         KPL        Bushton Station                    Early in 1997 excavation for construction purposes was being performed around pumps and pipes. Crude oil contaminated soil was noted. No release mechanism nor release quantity was identified. The soil was excavated and is currently being landfarmed next to the excavation. Kansas AST, UST and
                                                       Hazardous Waste regulations do not explicitly define cleanup and notification requirements for this type of situation. Kansas defers to federal regulation (40 CFR 302.4) for reportable quantities, but it is unlikely these would apply in this case (1000 lb. threshhold for benzene.
                                                       According to Tom Wynn of KDHC on December 1, 1997, KDHE often uses the guidance it developed for UST cleanups to apply to hydrocarbon cleanups generally around the state, independent of leak source. There appear to be several elective choices when choosing a compliance path for non-UST hydrocarbon remedial action in Kansas. If it is a small quantity, no notification requirements exist. If relations with KDHE are important for the facility for other reasons, it may be advantageous to notify KDHE of the activity, and in this case, KDHE may not suggest the UST guidance should be met.

                                                       Testing for TPH has been conducted. When complete, soil will be put back into the excavation. There have been no communications with the State regarding this issue. Standard construction practices (i.e., no hazardous waste PPE)
                                                       were used for the excavation and land farming.
------------------------------------------------------------------------------------------------------------------------------------
         KPL        Tussy Station (Cherokee P/L)       Site was purchased from Conoco in June 1990, and contamination is known to have been present since that time. KDHC was notified of this spill on or about December 23, 1997. Conoco could be responsible for plume.
------------------------------------------------------------------------------------------------------------------------------------
         KPL        Hartford Terminal Station          On-going investigation remediation at Tank 44 site and No Flow excavation site between booster pumps and prover.
------------------------------------------------------------------------------------------------------------------------------------
         KPL        Ponca City PL Station              Facility has one or more remedial action projects under way. The Site is a groundwater contamination location with leaded gasoline and some crude in the groundwater. Contamination has migrated off the Koch property beneath a
                                                       RCRA landfill operated by Conoco. The remedial action at this Site consists of Pump and Treat to provide hydraulic containment of the contaminated groundwater. The remedial action is proceeding under an agreement between
                                                       Koch and the OCC. In addition to operation of a pump and treat remedial system, Koch is performing quarterly groundwater monitoring. Contamination on the site is persistent and remediation is expected to be ongoing for many years. Koch had evaluated more aggressive remediation options but cost savings were limited and the OCC was not supportive in a modified remedial approach for this site. Groundwater is being treated in a low profile air stripper system.  Treated groundwater is reinjected through a french Drain.
                                                       The OCC documented that reinjection system did not require a UIC permit.
                                                       No current compliance concerns were identified. Future compliance
------------------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 5.11
            ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND
                  SALE AGREEMENT BY AND BETWEEN KOCH AND EOTT
                     DATED THIS 17TH DAY OF SEPTEMBER, 1998
                       "ENVIRONMENTAL AND HEALTH MATTERS"

--------------------------------------------------------------------------------------
                                             issues will need to be addressed the
                                             proactive negotiation and cooperation
                                             with the OCC to address contamination
                                             concerns at the site.
--------------------------------------------------------------------------------------
KPL                 Cushing North            Two crude oil releases have occurred
                                             at the facility since January 1995. One
                                             consisted of the release of 40 50 bbls
                                             in November 1995 and the second was the
                                             release of about 30 bbl in January 1996.
                                             Initial verbal notifications of both
                                             releases were made promptly within the
                                             required timeframes and documented in the
                                             field notes. No record of follow up
                                             notification to OCC within the required
                                             10 days was found in the file for either
                                             release.
--------------------------------------------------------------------------------------
KPL        Tussy Station (Cherokee P/L)      Stormwater is collected within the diked
                                             areas of the crude oil storage tanks.
                                             Stained soils were observed within the
                                             diked areas of some of the tanks,
                                             specifically the 10,000 BBL sour crude
                                             storage tank and the storage tank at the
                                             Tussy Truck Terminal. Storm water may
                                             become contaminated by contact with
                                             crude oil contaminated soils.
--------------------------------------------------------------------------------------


10. Known Contamination

-------------------------------------------------------------------------------------------------------------------------------
  No     SITE NAME         Description          Status            ADDRESS OR        CITY    STATE   COUNTY     LONG      LAT
Assets                                                              RURAL
on Site                                                           LOCATION
-------------------------------------------------------------------------------------------------------------------------------
         2" Union to       20 bbl crude         Remediation       NW1/4Sec2                    OK   Stephens
         Hassel            oil spill            conducted,        T2S,R5W
                                                some oily soil
                                                still present
-------------------------------------------------------------------------------------------------------------------------------
         4" Malone to      20 bbl crude         Remediation,      NW1/4Sec 31,                 OK   Love
         Enos              oil spill            some oily         T6S, R3E
                                                soil remains
-------------------------------------------------------------------------------------------------------------------------------
         6" Malone to      10 bbl Crude         Remediation,      NE1/4Sec1,                   OK   Love
         Sherman line      oil spill            some oily         T7S, R2E
                                                soil remains
-------------------------------------------------------------------------------------------------------------------------------
         Adena             Surficial            Investigation                                  CO   Morgan
                           contamination,
                           proposed
                           investigation
-------------------------------------------------------------------------------------------------------------------------------
         Baker Station     Surface soil         Some clean up     10 miles West of   Baker     MT   Fallon
                           contamination        done in 1995      Baker, Montana
                           in dike, extent
                           unknown
-------------------------------------------------------------------------------------------------------------------------------
X        Beggs-Koch        Surficial soils      Remediation       located @2         Beggs     OK   Okmulgee
                           impacted by crude;                     miles west of
                           land farming                           Beggs, OK
-------------------------------------------------------------------------------------------------------------------------------
         Beggs (Bow)       Soil contamination,  Remediation       located @2         Beggs     OK   Okmulgee
                           ORBCA closure                          miles west of
                           requested.                             Beggs, Ok
-------------------------------------------------------------------------------------------------------------------------------
         Berwick           Mild groundwater     Remediation                          Berwick   LA   St. Mary
                           contamination.
                           RBCA closure
                           requested.
-------------------------------------------------------------------------------------------------------------------------------
         Big Lake Truck    Crude oil            Negotiating       Intracoastal                 LA   Cameron    90" 15'   30"00'
         Unloading         contamination with   closure with      Waterway MB                                  00" W     00" N
                           groundwater          agency            231
                           affected
-------------------------------------------------------------------------------------------------------------------------------
X        Binger            Crude oil            In-situ           RR1, Box 194       Binger    OK   Caddo
         Gathering         impacted soil        remediation of
                                                soil; seek
                                                ORBCA closure
-------------------------------------------------------------------------------------------------------------------------------
         Boulanger         Crude oil            Off-site
         Station           impacted soil        disposal or
                                                reuse of soil
-------------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 5.11
            ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND
                  SALE AGREEMENT BY AND BETWEEN KOCH AND EOTT
                     DATED THIS 17TH DAY OF SEPTEMBER, 1998
                       "ENVIRONMENTAL AND HEALTH MATTERS"

-------------------------------------------------------------------------------------------------------------------------------
  No     SITE NAME         Description          Status            ADDRESS OR        CITY    STATE   COUNTY     LONG      LAT
Assets                                                              RURAL
on Site                                                           LOCATION
-------------------------------------------------------------------------------------------------------------------------------
X        Bristow           Surficial soils      Investigation;    @660' east         Bristow   OK   Creek
         Station           impacted by crude    Landfarm for      of 321st St.
                                                contaminated      West (section
                                                soil; will seek   line road)
                                                ORBCA
-------------------------------------------------------------------------------------------------------------------------------
         Bushton           Surficial soils      Remediation       1/2 mile west      Bushton   KS   Rice
         Station           impacted by                            of Bushton,
                           crude; land                            KS
                           farming
-------------------------------------------------------------------------------------------------------------------------------
X        Captain Creek     Soil & ground-       Applied for                          Nowata    OK   Nowata
         Station           water impacted       ORBCA - waiting
                           by crude; perched    on state's
                           groundwater &        response
                           creek potentially
                           impacted
-------------------------------------------------------------------------------------------------------------------------------
         Cement Station    Surface spill in     Remediation       South of           Cement    OK   Caddo
                           dike; land farm                        Chichasha
                           40'x40'; OCC
                           jurisdiction &
                           oversight
-------------------------------------------------------------------------------------------------------------------------------
X        Creek Station     Crude oil            Longterm          1 mile west of     Jenks     OK   Tulsa
                           impacted soil        groundwater       Jenks, .5 miles
                           and groundwater      containment and   south
                                                natural
                                                attenuation;
                                                will seek ORBCA
                                                closure
-------------------------------------------------------------------------------------------------------------------------------
         Daisetta Truck    Crude leak from      Remediation       Outskirts of       Hull      TX   Liberty
         Terminal          small pump                             Hull
                           station. Soil
                           contamination,
                           no groundwater
-------------------------------------------------------------------------------------------------------------------------------
         Dryling           Windmill pumping     Remediation                          Hays      KS
         Windmill          crude, KDHE
                           requesting
                           additional work.
-------------------------------------------------------------------------------------------------------------------------------
         Duncan Yard       TPH & BTEX in        OCC landfarm -    13 miles East      Duncan    OK   Stevens
         (Velma)           soil only.           no known          of Duncan, OK
                           However, un-         groundwater im-   on Old State
                           certainties          pact; DEQ AST     Hwy. 7
                           exist regarding      gasoline leak;
                           extent of con-       soil affected to
                           tamination &         approximately
                           potential impacts    6-ft.; Report
                           on groundwater.      submitted to
                                                state - waiting
                                                on their response.
-------------------------------------------------------------------------------------------------------------------------------
         El Reno Truck     Crude impacted       Investigation     East side of       El Reno   OK   Canadian
         Station           surface soils        remediation;      county road
                                                Applied for
                                                ORBCA
-------------------------------------------------------------------------------------------------------------------------------
X        Estate Station    Crude; soil &        Must negotiate    @2.5ml.S. of                 OK   Creek
                           groundwater          strategy with     Jct.Co.Rds.33
                           contamination;       Corp. of          & 48 (Heyburn
                           groundwater          Engineers         Rec. area)
                           moving away from
                           creek; looking
                           for ORBA
-------------------------------------------------------------------------------------------------------------------------------
         Fairport          Oil leaking from     Investigation/    1 mile east and    Gorham    KS   Russell
                           river bank into      Remediation       10.5 miles north
                           river.                                 of Gorham, KS
-------------------------------------------------------------------------------------------------------------------------------
A        Four Sixes        75 ft. x 75 ft.      Soil is                              Haskell   TX   Haskell
         Ranch             area of crude        currently
                           oil impacted         being filled
                           soil
-------------------------------------------------------------------------------------------------------------------------------
         Fryburg           Crude impacted       No action         7 miles West of    Belfield  ND   Billings
         Station           surface soils        taken to date,    Belfield, North
                           inside dike,         extent unknown    Dakota
                           extent unknown
-------------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 5.11
            ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND
                  SALE AGREEMENT BY AND BETWEEN KOCH AND EOTT
                     DATED THIS 17TH DAY OF SEPTEMBER, 1998
                       "ENVIRONMENTAL AND HEALTH MATTER"




   Grenora Truck    Crude impacted     No action taken         1 mile west of     Grenora     ND
   Station          surface and        to date, extent         Grenora, North
                    subsurface soils.  unknown                 Dakota
------------------------------------------------------------------------------------------------------------------------------------

   Gugler Station   Surface spill      Remediation             2 miles west, 2    Ellis       KS     Trego
                    in dike;                                   miles north of
                    soil tilled                                Ellis, KS
                    in place
------------------------------------------------------------------------------------------------------------------------------------

   Hamlin Station   Landfarm of       Tilling; ready           South of Haskell,              TX    Hamlin
                    oily soil         to test for              TX
                    100 yards         closure. Soil
                    x 200 yards;      contamination
                    Leak at station   only.

------------------------------------------------------------------------------------------------------------------------------------

X  Hominy Station   Landfarming       250 ft. x 120 ft.                           Hominy      OK    Osage
                    of oil soil; no   landfarm; continue
                    groundwater       treating soil
                    contamination     and seek ORBCA
                    noted

------------------------------------------------------------------------------------------------------------------------------------

   Margay           Closure of        Remediation; state                                      OK    Osage
                    reserve pit       is considering
                                      for abandoned
                                      site fund

------------------------------------------------------------------------------------------------------------------------------------

X  Marlow Station   Crude oil         Onsite land treatment                       Bray        OK    Grady
                    impacted          of soil; seek ORBCA
                    soil              closure
------------------------------------------------------------------------------------------------------------------------------------

X  Maysville        Crude oil         Approximately 2,500                         Maysville   OK    Garvin   97 degrees 34 degrees
   Station          impacted          cubic yards of                                                         25' 00" W  50' 00" N
                    soil              contaminated soil
                                      on-site; off-site
                                      disposal or reuse

------------------------------------------------------------------------------------------------------------------------------------

X  Nocona           Crude oil         In-situ remediation                         Nocona      TX    Montague
                    impacted          of soil; seek ORBCA
                    soil              closure

------------------------------------------------------------------------------------------------------------------------------------

   North Coles      Minor soil         Investigation           1 mile north                   CA    Kern
   Levee            contamination-                             of Highway
                    oil & gasoline,                            119
                    metals at
                    Plant 8.
------------------------------------------------------------------------------------------------------------------------------------

   Oklahoma         Groundwater        State has requested                        Oklahoma    OK   Oklahoma
   City             contamination      Texaco to Investigate                      City
   Station          noted; source      adjacent property for
                    unknown            source; currently
                                       unresolved

------------------------------------------------------------------------------------------------------------------------------------

   Perryman         Soil and           Continue land           36-18N-12E                     OK   Tulsa
   Station          groundwater        treatment
                    contamination      until ORBCA closure
                    detected below     is received
                    risk based
                    levels. ORBCA
                    closure requested.

------------------------------------------------------------------------------------------------------------------------------------

   Ponca City       Crude oil          Active groundwater      Hwy 60 & 177,      Ponca       OK   Kay
   PL Station       impacted           remediation             1 mile S., 1.5     City
                    soil and                                   miles W., 1/2
                    groundwater                                N. into

------------------------------------------------------------------------------------------------------------------------------------

   Purcell          Soil and           Strategy needs to       2 mi. S. of        Purcell     OK   McClain   97 degrees 34 degrees
   Station          groundwater        be defined              Hwys 77 &                                     20' 00" W  50' 00" N
                    contamination                              74 (or 2.5
                                                               mi. S. of
                                                               Purcell)


------------------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 5.11
            ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND
                  SALE AGREEMENT BY AND BETWEEN KOCH AND EOTT
                     DATED THIS 17TH DAY OF SEPTEMBER, 1998
                       "ENVIRONMENTAL AND HEALTH MATTERS"

------------------------------------------------------------------------------------------------------------------------------------
   Ray Horn    Crude oil leak site with   Soil and groundwater   NW 1/4, Sec19                 OK  Cleveland
   Property    monitoring wells in place  contamination; oil     T7N, R2W
   (Same as                               present on
   DOJ 99 &                               groundwater
   193)
------------------------------------------------------------------------------------------------------------------------------------
   Rhame       Contamination around       Extent unknown, no     10 miles South   Rhame        ND  Bowman
   Station     underground sump           action taken to date   of Rhame, North
                                                                       Dakota
------------------------------------------------------------------------------------------------------------------------------------
   Richland    Crude impacted surface     Some clean up done     7 miles West of  Fairview     MT  Richland
   Truck       and subsurface soils       4 or 5 years ago,      Fairview,
   Station                                still known            Montana
                                          contamination,
                                          extent unknown
------------------------------------------------------------------------------------------------------------------------------------
X  Sapulpa     Crude contamination at 6'  Remediation;           Hwys. 166 & 66,  Sapulpa      OK  Creek
               bgs; no groundwater        negotiation with       .25 mi. N.W.
               impact identified; surface railroad necessary     350', turn south
               contam. on adjacent RR
               property
------------------------------------------------------------------------------------------------------------------------------------
   Skiatook B  Crude contamination;       Remediation; will      3 miles west of  Skiatook     OK  Osage
               product in groundwater; 5  seek ORBCA closure     Sklatook, .5
               monitoring wells.          with dead restriction  miles south
------------------------------------------------------------------------------------------------------------------------------------
   Skiatook    Crude contamination; 7     Investigation;         @2 miles south   Skiatook     OK  Tulsa    96(degrees)  36(degrees)
   Station (A) tank bottom pits;          Landfarm for           of Hwy 20                                  00' 00" W    22' 00" N
               reached perched            contaminated
               groundwater.               soil; will seek
                                          ORBCA
------------------------------------------------------------------------------------------------------------------------------------
   Ten         Indemnification in place   Remediation            19261 Panama     Bakersfield  CA  Kem
   Section     with Shell                                        Lane
   Station
------------------------------------------------------------------------------------------------------------------------------------
   Tomahawk    4 bbl. crude oil spill     Remediation            NE 1/4 Sec 13T8               OK  Seminole
   8" Line on                             completed, some iron   N, R6E
   Hensen                                 scale still present
   Property
------------------------------------------------------------------------------------------------------------------------------------
   Turkville   Groundwater                Remediation                             Hays         KS  Ellis
               contamination. 2 rounds
               of samples left before
               requesting closure.
------------------------------------------------------------------------------------------------------------------------------------
X  Tussy                                  No further                              Tussy        OK  Carter
   Station                                investigation
                                          warranted
------------------------------------------------------------------------------------------------------------------------------------
X  Webb City                              No further             3.5 miles W. of  Webb City    OK  Osage
                                          investigation          Shilder, 1
                                          warranted              miles N., E.
                                                                 .5 miles
------------------------------------------------------------------------------------------------------------------------------------
X  Wellston    Saltwater plume and        Investigation                           Wellston     OK  Lincoln
   Station     groundwater                completed and
               contamination              request for
               from UST                   closure submitted
                                          to the state.
------------------------------------------------------------------------------------------------------------------------------------
   Wildcat     Surficial soils impacted   Investigation;         11 mi. N of      Sand         OK  Osage
               by crude; Will apply for   landfarm of oil        Sand Springs     Springs
               ORBCA closure              soils, no known        on Hwy. 97,
                                          impact                 1.75 mi. W
------------------------------------------------------------------------------------------------------------------------------------
X  Wildhorse   Surficial soils impacted   Investigation;         9 miles E of     Hominy       OK  Osage
               by crude; ORBA closure?    experimental landfarm; Hominy, OK, 2
                                          will seek ORBCA        miles S, and 1
                                          groundwater closure    mile W
------------------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 5.11
           ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND
                  SALE AGREEMENT BY AND BETWEEN KOCH AND EOTT
                    DATED THIS 17TH DAY OF SEPTEMBER, 1998
                      "ENVIRONMENTAL AND HEALTH MATTERS"

1. Regulatory Compliance Notices--

------------------------------------------------------------------------------------------------------------------------------------
Pipeline                                         Agency                        Issue                                      Status
====================================================================================================================================
Watonga City Limits Gathering (OK)                OCC       Rectifier readings not timely (1997 & 1998)                Response due
                                                                                                                       10/2/98
------------------------------------------------------------------------------------------------------------------------------------
Kildeer System (ND)                               DOT       Corrections to O& M manual on calculation of MOP           Response sent
                                                                                                                       7/15/98
------------------------------------------------------------------------------------------------------------------------------------
Cushing Tank Farm (OK)                            OCC       Inadequate pressure test documentation                     Response sent
                                                                                                                       7/15/98
                                                                                                                       Action plan
                                                                                                                       due
                                                                                                                       10/16/98
------------------------------------------------------------------------------------------------------------------------------------
New Lima 10" Pipeline (OK)                        OCC       Rectifier readings missing (1997)                          Response sent
                                                                                                                       7/15/98

                                                            Valve inspection records missing (1996)
------------------------------------------------------------------------------------------------------------------------------------
New Lima to Cushing 10" (OK)                      OCC       Failure to conduct post-accident drug & alcohol testing    Response sent
                                                                                                                       6/11/98
------------------------------------------------------------------------------------------------------------------------------------
Airport Gathering to Union Junction (OK)          OCC       Annual CP survey missing on tank (1996)                    Response sent
                                                                                                                       6/4/98
                                                            Annual CP survey missing on tank (1997)
                                                            Valve inspection records missing (1996 & 1997)
                                                            Inadequate public education program
------------------------------------------------------------------------------------------------------------------------------------

2. Kansas-- Issues and matters noted and addressed in the "Consent Agreement and Final Order of the Secretary" in Case No. 97-E-0210, executed on June 16, 1998 by Gary R. Mitchell, Secretary, Kansas Department of Health and Environment, and all associated exhibits, tables, and other enclosures.

3. Texas-- Issues and matters noted and addressed in the following correspondence and associated exhibits, tables, and other enclosures:

     (a.) Letter dated March 18, 1998 from Koch's Eric Kaysen to Joe Bragg,
          Texas Natural Resource Conservation Commission ("TNRCC") Region 2 (2 pages)

     (b.) Letter dated March 18, 1998 from Koch's Eric Kaysen to Charles Keith,
          TNRCC Region 3 (3 pages)

     (c.) Letter dated March 18, 1998 from Koch's Eric Kaysen to Jesse Macias,
          TNRCC Region 4 (2 pages)

     (d.) Letter dated March 18, 1998 from Koch's Eric Kaysen to Charles
          Murray, TNRCC Region 5 (3 pages)

     (e.) Letter dated March 18, 1998 from Koch's Eric Kaysen to Mike Hagen,
          TNRCC Region 7 (3 pages)

     (f.) Letter dated March 18, 1998 from Koch's Eric Kaysen to Ricky
          Anderson, TNRCC Region 8 (2 pages)

     (g.) Letter dated December 5, 1997 from McKinney, Stringer & Webster,
          P.C.'s Donald Shandy to Barbara Greenfield, United States Environmental Protection Agency ("EPA") Region 6 (2 page letter)

     (h.) Letter dated February 4, 1998 from McKinney, Stringer & Webster,
          P.C.'s Donald Shandy to Barbara Greenfield, EPA Region 6 (2 page letter)

     (i.) Letter dated May 1, 1998 from Koch's Robert Mueller to Mark Ford, EPA
          Region 6 (2 page letter; 4 page summary enclosure)

                                 SCHEDULE 5.11
            ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND
                  SALE AGREEMENT BY AND BETWEEN KOCH AND EOTT
                     DATED THIS 17TH DAY OF SEPTEMBER, 1998
                       "ENVIRONMENTAL AND HEALTH MATTERS"

     (j.) Letter dated May 22, 1998 from EPA's Samuel Coleman to Koch's Robert
          Mueller (2 page letter; 2 page enclosure)

     (k.) Letter dated July 22, 1998 from Koch's Robert Mueller to Mark Ford,
          EPA Region 6 (11 page letter; 5 page summary enclosure ["Table 1"]; 3 page summary enclosure ["Table 2"])

     (l.) Fax Transmittal of Compliance/Enforcement Status document dated August
          24, 1998 from Connie Basel, TNRCC Region 3, to Koch's Sara Heringer (6 pages plus 1 page cover sheet)

4.    Oklahoma--


     (a.) Issues and matters noted and addressed in the "Administrative Consent
          Order" in Matter No. 98-188, executed on July 16, 1998 by Mark Coleman, Executive Director, Oklahoma Department of Environmental Quality, and all associated exhibits, tables, and other enclosures.

     (b.) Issues and matters noted and addressed in the following correspondence:

          (i.) Letter dated October 28, 1997 from Donald Whitney, Air Quality Division of the Oklahoma Department of Environmental Quality, to Koch's Michael Hallgarth (1 page)

          (ii.) Letter dated February 12, 1998 from Donald Whitney, Air Quality Division of the Oklahoma Department of Environmental Quality, to Koch's Michael Hallgarth (1 page)

          (iii.) Letter dated August 31, 1998 from Koch's Sara Heringer to
                 Kendal Cody, Air Quality Division of the Oklahoma Department of Environmental Quality (2 pages)

5. North Dakota-- Issues and matters noted and addressed in the following correspondence and associated exhibits, tables, or other enclosures:

     (a.) Letter dated December 18, 1997 from Koch's Michael Hallgarth to Darin
          Scherr, North Dakota Department of Health (1 page, plus enclosed permit application)

     (b.) Letter dated January 19, 1998 from Koch's Michael Hallgarth to Thomas
          Bachman, North Dakota Department of Health (2 pages, plus enclosed permit application)

     (c.) Letter dated May 14, 1998 from Koch's Daniel Holli to David Klemp,
          North Dakota Department of Health (1 page, plus enclosed permit application)

6. Montana-- Issues and matters noted and addressed in the following correspondence and associated exhibits, tables, or other enclosures:

     (a.) Letter dated May 14, 1998 from Koch's Daniel Holli to David Klemp,
          Montana Department of Health and Environmental Services (1 page, plus enclosed permit application)

7. Montana, North Dakota, South Dakota, Wyoming-- Issues and matters noted and addressed in the 6 page untitled summary memo noted as "NR Tanks
Permit.doc" in the lower margin, which document is contained within the binder entitled "Cosmo Tank Issues" made available to EOTT in Koch's Wichita data room.

8.   The following described issues--

          Company             Facility                                       Issue
---------------------------------------------------------------------------------------------------------------------------
            KOC            Metson Station              Facility cannot demonstrate compliance with a term(s) of its permit.
---------------------------------------------------------------------------------------------------------------------------
            KOC       North Coles Levee Plant 8        The facility may be without a required SPCC plan.
---------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 5.11
            ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND
                  SALE AGREEMENT BY AND BETWEEN KOCH AND EOTT
                     DATED THIS 17TH DAY OF SEPTEMBER, 1998
                       "ENVIRONMENTAL AND HEALTH MATTERS"

KOC       North Coles Levee Plant 8               The facility may lack an oil spill response plan prepared
                                                  in accordance with RSPA, Office of Pipeline Safety,
                                                  regulations at 49 CFR 194.
------------------------------------------------------------------------------------------------------------
KOC       North Coles Levee Plant 8               Facility has not determined the RQs for listed chemicals.
------------------------------------------------------------------------------------------------------------
KOC       Metson Station                          Facility does not have a signed copy of the most recent
                                                  Tier II form.
------------------------------------------------------------------------------------------------------------
KOC       Sunset Truck & Blending Station         Facility does not have a signed copy of the most recent
                                                  Tier II form.
------------------------------------------------------------------------------------------------------------
KOC       Yowlumne Truck Station                  Facility does not have a signed copy of the most recent
                                                  Tier II form dated prior to March 1, 1997
------------------------------------------------------------------------------------------------------------
KOC       Paloma Blend Facility                   May not have listed all chemicals that require an MSDS.
------------------------------------------------------------------------------------------------------------
KOC       Ten Section Tank Farm                   Koch purchased the 160 acre site from Shell Western
                                                  Exploration and Production, Inc. SWEPI now Cal
                                                  Resources in 1991. Koch is currently using
                                                  approximately five acres for crude storage, pumping, and
                                                  transfer. The remainder of the site is either unoccupied or used by Kern Oil and McFarland Energy for gas and crude
                                                  production. There is evidence of abandoned industrial
                                                  activity concrete footings, pits or land depressions, etc. in various locations throughout the 160 acre site. In addition, the Site Restoration efforts under 23 CCR are being
                                                  required by the Central Valley RWQCB of Shell, which
                                                  acts under the terms of the 1991 transaction agreement to
                                                  meet applicable state requirements for closure of
                                                  subsurface contamination issues. Koch is currently notified at 1 year intervals of program milestones, as are PG&E,
                                                  SoCalGas, and Monterey Resources. The property transfer
                                                  agreement does not allow direct control of restoration
                                                  activities conducted by Shell.
                                                  Nature of risks:
                                                  1) that current contractor to Shell could perform activities on Koch property not in compliance with 26CCR
                                                  regulations (e.g., management of water and soil residuals), for which Koch, as current property owner, could be held
                                                  initially responsible if cited); and
                                                  2) that pace of restoration is not adequate to achieve
                                                  closure by the end of the period of responsibility of the
                                                  previous owner (ten years following 1991 transaction),
                                                  leading to Koch assumption of remaining issues with the
                                                  CVRWQCB.
------------------------------------------------------------------------------------------------------------
KOC       Metson Station                          A copy of the expanded drainage map was not found in the
                                                  facility Response Plan for Onshore Pipelines dated
                                                  December 1995.
------------------------------------------------------------------------------------------------------------
KOC       Paloma Blend Facility                   Facility is a processor according to TSCA definitions.
                                                  Facility will need to prepare a TSCA 8(c) Allegation File
                                                  and review site records for existing information that may
                                                  belong in this file.
------------------------------------------------------------------------------------------------------------
KOC       North Coles Levee Plant 8               Facility's used oil storage containers and tanks are not
                                                  marked with the label Used Oil, review facility compliance status.
------------------------------------------------------------------------------------------------------------
KOC       Paloma Blend Facility                   ASTs exist but have not been upgraded to meet state AST
                                                  spill prevention requirements.
------------------------------------------------------------------------------------------------------------
KOC       Paloma Blend Facility                   In 1991, an inspector from the RWQCB required that the
                                                  facility prepare an SPCC plan and develop an aboveground
                                                  tank monitoring program as required by the Aboveground
                                                  Petroleum Storage Tank regulations. The SPCC plan was
                                                  developed and submitted to the RWQCB however no
                                                  conclusion was ever reached on a tank monitoring program
                                                  as indicated in the correspondences between Koch and the
                                                  RWQCB over a one year period. According to Koch
                                                  personnel, the RWQCB ran out of funds for the program
                                                  and never followed up on.
------------------------------------------------------------------------------------------------------------


                                 SCHEDULE 5.11
            ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND
                  SALE AGREEMENT BY AND BETWEEN KOCH AND EOTT
                     DATED THIS 17TH DAY OF SEPTEMBER, 1998
                       "ENVIRONMENTAL AND HEALTH MATTERS"

9. The following described issues-

Company                 Facility                                              Issue
-------    ---------------------------------------    -------------------------------------------------------------
  KPL                Trenton Station                  Facility does not know whether it is operating a floating
                                                      roof tank with a damaged roof or seals, or without any seals.
-------------------------------------------------------------------------------------------------------------------
  KPL              Cheyenne Wells Station             Facility does not know whether it is operating a floating
                                                      roof tank with a damaged roof or seals, or without any seals.
-------------------------------------------------------------------------------------------------------------------
  KPL                Kit Carson Station               Facility does not know whether it is operating a floating
                                                      roof tank with a damaged roof or seals, or without any seals because area manager is not aware of an inspection in the
                                                      last couple of years.
-------------------------------------------------------------------------------------------------------------------
  KPL            Tussy Station (Cherokee P/L)         The floating roof seals on Tanks 41004 and 41003 are
                                                      damaged. Emission calculations used for annual emission
                                                      inventory and for Title V applicability determination were based on EPA tanks2 software assuming that seals are in
                                                      good condition. Thus, calculated emissions are
                                                      underestimated. Note that seals were visually inspected
                                                      from roof manways on Tanks 41004, 41003, and 40014
                                                      during the audit. All appeared to be wiper seals, although the seal in Tank 41003 was in such poor shape that it was
                                                      difficult to tell which type of seal it is.
-------------------------------------------------------------------------------------------------------------------
  KPL                  Seiling Station                Facility may have asbestos in ceiling tiles, floor tiles or rugs.
-------------------------------------------------------------------------------------------------------------------
  KPL                  Harmon Station                 Facility may have asbestos in ceiling tiles, floor tiles or rugs.
-------------------------------------------------------------------------------------------------------------------
  KPL                Vintage Station                  The facility may be without a required SPCC plan.
-------------------------------------------------------------------------------------------------------------------
  KPL      114 Inactive Crude Facilities - Medford    Reporting may be required. The facility may lack an oil
                         Division                     spill response plan prepared in accordance with RSPA,
                                                      Office of Pipeline Safety, regulations at 49 CFR 194.
-------------------------------------------------------------------------------------------------------------------
  KPL                  Harpers Ranch                  Reporting may be required. The facility may lack an oil
                                                      spill response plan prepared in accordance with RSPA,
                                                      Office of Pipeline Safety, regulations at 49 CFR 194.
-------------------------------------------------------------------------------------------------------------------
  KPL                  Garza Truck 2700               Facility does not know if it has a requirement to file Form
                                                      Rs.
-------------------------------------------------------------------------------------------------------------------
  KPL              Cheyenne Wells Station             Facility believes it has a requirement to file Form Rs.
------------------------------------------------------------------------------------------------------------------
  KPL              Cheyenne Wells Station             Facility does not know if it is a newly listed facility that will be required to submit Form Rs in 1999.
-------------------------------------------------------------------------------------------------------------------
  KPL                 Eubanks Station                 Facility is a newly listed facility that will be required to submit Form Rs in 1999.
-------------------------------------------------------------------------------------------------------------------
  KPL                  Harpers Ranch                  Facility is a newly listed facility that will be required to submit Form Rs in 1999.
-------------------------------------------------------------------------------------------------------------------
  KPL               Morton Co. Station                Facility is a newly listed facility that will be required to submit Form Rs in 1999.
-------------------------------------------------------------------------------------------------------------------
  KPL                 Schurr Station                  Facility is a newly listed facility that will be required to submit Form Rs in 1999.
-------------------------------------------------------------------------------------------------------------------
  KPL                 Cushing North                   Facility does not generate hazardous waste.
-------------------------------------------------------------------------------------------------------------------
  KPL                Healdton Station                 This station was purchased from Shell Oil in 1993.
                                                      Contamination associated with historical pipeline activities was present on the property at the time of this transaction, and under the terms of the purchase agreement Shell
                                                      retained responsibility for existing contamination. Shell is continuing with remedial activities under the oversight of the Oklahoma Corporation Commission. The current
                                                      activities of Shell consist primarily of groundwater
                                                      monitoring. However, as many as 40 to 50 barrels of oil soil and rock, accumulated during a pre-1993 investigation by
                                                      Shell, still remain on the property. These barrels have not been filled or emptied since Koch took over the property.
-------------------------------------------------------------------------------------------------------------------
  KPL                 Cement Station                  Remedial action consisting of remediation of a surface spill within the diked enclosure near truck station dock. Soil
-------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 5.11
            ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND
                  SALE AGREEMENT BY AND BETWEEN KOCH AND EOTT
                     DATED THIS 17TH DAY OF SEPTEMBER, 1998
                      ''ENVIRONMENTAL AND HEALTH MATTERS''



-----------------------------------------------------------------------------------------------------------------------------------
                                                       impacted by the surface spill has been excavated and being landfarmed on the property. Land treatment locations at the site consist of two plots, both approximately 40' x 40' in area. Cleanup activities being conducted under oversight of the OCC. Landfarming has been ongoing for one year and is expected to require approximately one more year to complete. At such time as remediation is complete, approval for closure of the land will be obtained from OCC. Remediation is being conducted under approval of OCC. No compliance issues were identified at this time.
-----------------------------------------------------------------------------------------------------------------------------------
         KPL           Bushton Station                 Early in 1997 excavation for construction purposes was being performed around pumps and pipes. Crude oil contaminated soil was noted. No release mechanism nor release quantity was identified. The soil was excavated and is currently being landfarmed next to the excavation. Kansas AST, UST and Hazardous Waste regulations do not explicitly define cleanup and notification requirements for this type of situation. Kansas defers to federal regulation (40 CFR
                                                       302.4) for reportable quantities, but it is unlikely these would apply in this case (1000 lb. thresh hold for benzene. According to Tom Wynn of KDHC on
                                                       December 1, 1997, KDHE often uses the  guidance it developed for UST cleanups to apply to hydrocarbon cleanups generally around the state, independent of leak source. There appear to be several elective choices when choosing a compliance path for non-UST hydrocarbon remedial action in Kansas. If it is a small quantity, no notification requirements exist. If relations with KDHE are important for the facility for other reasons, it may be advantageous to notify KDHE of the activity, and in this case, KDHE may not suggest the UST guidance should be met. Testing for TPH has been conducted. When complete, soil will be put back into the excavation. There have  been no communications with the State regarding this issue. Standard construction practices (i.e., no hazardous waste PPE) were used for the excavation and land farming.
-----------------------------------------------------------------------------------------------------------------------------------
         KPL           Tussy Station(Cherokee P/L)    Site was purchased from Conoco in June 1990, and contamination is known to have been present since that time. KDHC was notified of this spill on or about
                                                      December 23, 1997. Conoco could be responsible for plume.
-----------------------------------------------------------------------------------------------------------------------------------
         KPL           Hartford Terminal Station      On-going investigation remediation at Tank 44 site and No Flow excavation site between booster pumps and prover.
-----------------------------------------------------------------------------------------------------------------------------------
         KPL           Ponca City PL Station          Facility has one or more remedial action projects under way. The Site is a groundwater contamination location with leaded gasoline and some crude in the groundwater. Contamination has migrated off the Koch property beneath a RCRA landfill operated by Conoco. The remedial action at this Site consists of
                                                      Pump and Treat to provide hydraulic containment of the contaminated groundwater. The remedial station is proceeding under an agreement between
                                                      Koch and the OCC. In addition to operation of a pump and treat remedial system, Koch is performing quarterly groundwater monitoring. Contamination on the site is persistent and remediation is expected to be ongoing for many years. Koch had evaluated more aggressive remediation options but cost savings were limited and the OCC was not supportive in a modified remedial approach for this site. Groundwater is being treated in a low profile air stripper system. Treated groundwater is reinjected through a drench Drain.
                                                      The OCC documented that reinjection system did not require a FIC permit. No current compliance concerns were identified. Future compliance
-----------------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 5.11
            ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND
                  SALE AGREEMENT BY AND BETWEEN KOCH AND EOTT
                     DATED THIS 17TH DAY OF SEPTEMBER, 1998
                       "ENVIRONMENTAL AND HEALTH MATTERS"

------------------------------------------------------------------------------------------------------------------------------
                                                                  issues will need to be addressed the proactive negotiation and cooperation with the OCC to address contamination
                                                                  concerns at the site.
------------------------------------------------------------------------------------------------------------------------------
          KPL                     Cushing North                   Two crude oil releases have occurred at the facility since
                                                                  January 1995. One consisted of the release of 40 50 bbls in
                                                                  November 1995 and the second was the release of about 30
                                                                  bbl in January 1996. Initial verbal notifications of both
                                                                  releases were made promptly within the required timeframes and documented in the field notes. No record of follow up
                                                                  notification to OCC within the required 10 days was found
                                                                  in the file for either release.
------------------------------------------------------------------------------------------------------------------------------
          KPL              Tussy Station (Cherokee P/L)           Storm water is collected within the diked areas of the crude oil storage tanks. Stained soils were observed within the
                                                                  diked areas of some of the tanks, specifically the 10,000
                                                                  BBL sour crude storage tank and the storage tank at the
                                                                  Tussy Truck Terminal. Storm water may become
                                                                  contaminated by contact with crude oil contaminated soils.
------------------------------------------------------------------------------------------------------------------------------

10.  Known Contamination

------------------------------------------------------------------------------------------------------------------------------
  NO      SITE NAME      DESCRIPTION        STATUS        ADDRESS OR       CITY    STATE      COUNTY      LONG      LAT
ASSETS                                                      RURAL
ON SITE                                                    LOCATION
------------------------------------------------------------------------------------------------------------------------------
         2' Union to     20 bbl Crude    Remediation      NW 1/4 Sec 2               OK       Stephens
         Hassel          oil spill       conducted,       T2S, R5W
                                         some oily soil
                                         still present
------------------------------------------------------------------------------------------------------------------------------
         4' Malone to    20 bbl crude    Remediation,     NW 1/4 Sec 31,             OK       Love
         Enos            oil spill       some oily soil   T6S, R3E
                                         remains
------------------------------------------------------------------------------------------------------------------------------
         6' Malone to    10 bbl crude    Remediation,     NE 1/4 Sec 1,              OK       Love
         Sherman line    oil spill       some oily soil   T7S, R2E
                                         remains
------------------------------------------------------------------------------------------------------------------------------
         Adena           Surficial       Investigation                               CO       Morgan
                         contamination,
                         proposed
                         investigation
------------------------------------------------------------------------------------------------------------------------------
         Baker Station   Surface soil    Some clean up    10 miles West     Baker    MT       Fallon
                         contamination   done in 1995     of Baker, Montana
                         in dike,
                         extent unknown
------------------------------------------------------------------------------------------------------------------------------
  X      Beggs-Koch      Surficial soils  Remediation     located @ 2       Beggs    OK       Okmulgee
                         impacted by                      miles west of
                         crude; land                      Beggs, OK
                         farming
------------------------------------------------------------------------------------------------------------------------------
         Beggs (Bow)     Soil            Remediation      located @ 2       Beggs    OK       Okmulgee
                         contamination,                   miles west of
                         ORBCA closure                    Beggs, OK
                         requested.
------------------------------------------------------------------------------------------------------------------------------
         Berwick         Mild            Remediation                        Berwick  LA       St. Mary
                         groundwater
                         contamination.
                         RCBA closure
                         requested.
------------------------------------------------------------------------------------------------------------------------------
         Big Lake Truck  Crude oil       Negotiating      Intercoastal               LA       Cameron    90 degrees  30 degrees
         Unloading       contamination   closure with     Waterway MB                                   15' 00" W   00' 00" N
                         with            agency           231
                         groundwater
                         affected
------------------------------------------------------------------------------------------------------------------------------
  X      Binger          Crude oil       in-situ          RR 1, Box 194     Binger   OK       Caddo
         Gathering       impacted soil   remediation of
                                         soil; seek ORBCA
                                         closure
------------------------------------------------------------------------------------------------------------------------------
         Boulanger       Crude oil       Off-site disposal
         Station         impacted soil   or reuse of soil
------------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 5.11
            ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND
                 SALE AGREEMENT BY AND BETWEEN KOCH AND EOTT
                     DATED THIS 17TH DAY OF SEPTEMBER, 1998
                       "ENVIRONMENTAL AND HEALTH MATTERS"


------------------------------------------------------------------------------------------------------------------------------------
X    Bristow Station     Surficial soils impacted by   Investigation; Landfarm      @660' east of       Bristow      OK   Creek
                         crude                         for contaminated soil; will  321st St. West
                                                       seek ORBCA                   (section line
                                                                                    road)
------------------------------------------------------------------------------------------------------------------------------------
     Bushton Station     Surficial soils impacted by   Remediation                  1/2 mile west of    Bushton      KS   Rice
                         crude; land farming                                        Bushton, KS
------------------------------------------------------------------------------------------------------------------------------------
X    Captain Creek       Soil & groundwater            Applied for ORBCA -                              Nowata       OK   Nowata
     Station             impacted by crude;            waiting on state's
                         perched groundwater &         response
                         creek potentially impacted.
------------------------------------------------------------------------------------------------------------------------------------
     Cement Station      Surface spill in dike; land   Remediation                  South of            Cement       OK   Caddo
                         farm 40'x40'; OCC                                          Chichasha
                         jurisdiction & oversight
------------------------------------------------------------------------------------------------------------------------------------
X    Creek Station       Crude oil impacted soil and   Longterm groundwater         1 mile west of      Jenks        OK   Tulsa
                         groundwater                   containment and natural      Jenks, .5 miles
                                                       attenuation; will seek       south
                                                       ORBCA closure
------------------------------------------------------------------------------------------------------------------------------------
     Daisetta Truck      Crude leak from small         Remediation                  Outskirts of Hull   Hull         TX   Liberty
     Terminal            pump station. Soil
                         contamination, no
                         groundwater.
------------------------------------------------------------------------------------------------------------------------------------
     Dryling Windmill    Windmill pumping crude.       Remediation                                      Hays         KS
                         KDHE requesting
                         additional work.
------------------------------------------------------------------------------------------------------------------------------------
     Duncan Yard         TPH & BTEX in soil only.      OCC landfarm - no known      13 miles East of    Duncan       OK   Stevens
     (Velma)             However, uncertainties        groundwater impact; DEQ      Duncan, OK, on
                         exist regarding extent of     AST gasoline leak; soil      Old State Hwy.
                         contamination & potential     affected to approximately    7
                         impacts on groundwater.       6-ft.; Report submitted to
                                                       state - waiting on their
                                                       response
------------------------------------------------------------------------------------------------------------------------------------
     El Reno Truck       Crude impacted surface        Investigation remediation;   East side of        El Reno      OK   Canadian
     Station             soils                         Applied for ORBCA            county road
------------------------------------------------------------------------------------------------------------------------------------
X    Estate Station      Crude; soil & groundwater     Must negotiate strategy      @2.5 mi. S. of                   OK   Creek
                         contamination;                with Corp of Engineers       Jct. Co. Rds. 33 &
                         groundwater moving away                                    48 (Heyburn
                         from creek; looking for                                    Rec. area)
                         ORBA
------------------------------------------------------------------------------------------------------------------------------------
     Fairport            Oil leaking from river bank   Investigation/Remediation    1 mile east and     Gorham       KS   Russell
                         into river.                                                10.5 miles north
                                                                                    of Gorham, KS
------------------------------------------------------------------------------------------------------------------------------------
A    Four Sixes Ranch    75 ft x 75 ft area of crude   Soil is currently                                Haskell      TX   Haskell
                         oil impacted soil             being tilled
------------------------------------------------------------------------------------------------------------------------------------
     Fryburg Station     Crude impacted surface        No action taken to date,     7 miles West of     Belfield     ND   Billings
                         soils inside dike, extent     extent unknown               Belfield, North
                         unknown                                                    Dakota
------------------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 5.11
            ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND
                  SALE AGREEMENT BY AND BETWEEN KOCH AND EOTT
                     DATED THIS 17TH DAY OF SEPTEMBER, 1998
                       "ENVIRONMENTAL AND HEALTH MATTERS"

------------------------------------------------------------------------------------------------------------------------------------
   Grenora Truck    Crude impacted surface      No action taken to date,     1 mile west of  Grenora     ND
   Station          and subsurface soils.       extent unknown               Grenora, North
                                                                             Dakota
------------------------------------------------------------------------------------------------------------------------------------
   Gugler Station   Surface spill in dike;      Remediation                  2 miles west,   Ellis       KS  Trego
                    soil tilled in place                                     2 miles north
                                                                             of Ellis, KS
------------------------------------------------------------------------------------------------------------------------------------
   Hamlin Station   Landfarm of oily soil 100   Tilling; ready to test for   South of                    TX  Hamlin
                    yds x 200 yards; Leak at    closure. Soil                Haskell, TX
                    station                     contamination only.
------------------------------------------------------------------------------------------------------------------------------------
X  Hominy Station   Landfarming of oil soil;    250 ft. x 120 ft. landfarm;                  Hominy      OK  Osage
                    no groundwater              continue treating soil and
                    contamination noted         seek ORBCA
------------------------------------------------------------------------------------------------------------------------------------
   Margay           Closure of reserve pit      Remediation; state is                                    OK  Osage
                                                considering for
                                                abandoned site fund
------------------------------------------------------------------------------------------------------------------------------------
X  Marlow Station   Crude oil impacted soil     Onsite land treatment of                     Bray        OK  Grady
                                                soil; seek ORBCA closure
------------------------------------------------------------------------------------------------------------------------------------
X  Maysville        Crude oil impacted soil     Approximately 2,500                          Maysville   OK  Garvin   97 de-  34 de-
   Station                                      cubic yards of                                                        grees   grees
                                                contaminated soil on-site;                                            25'     50'
                                                off-site disposal or reuse                                            00" W   00" N
------------------------------------------------------------------------------------------------------------------------------------
X  Nocona           Crude oil impacted soil     In-situ remediation of                       Nocona      TX  Montague
                                                soil; seek ORBCA closure
------------------------------------------------------------------------------------------------------------------------------------
   North Coles      Minor soil contamination -  Investigation                1 mile north                CA  Kern
   Levee            oil & gasoline, metals at                                of Highway 119
                    Plant 8.
------------------------------------------------------------------------------------------------------------------------------------
   Oklahoma         Groundwater                 State has requested                          Oklahoma    OK  Oklahoma
   City Station     contamination noted;        Texaco to investigate                        City
                    source unknown              adjacent property for
                                                source; currently
                                                unresolved
------------------------------------------------------------------------------------------------------------------------------------
   Perryman         Soil and groundwater        Continue land treatment      36-18N-12E                  OK  Tulsa
   Station          contamination detected      until ORBCA closure is
                    below risk based levels.    received
                    ORBCA closure requested.
------------------------------------------------------------------------------------------------------------------------------------
   Ponca City PL    Crude oil impacted soil     Active groundwater           Hwy 60 & 177,   Ponca City  OK  Kay
   Station          and groundwater             remediation                  1 mile S.,
                                                                             1.5 miles W.,
                                                                             1/2 N. into
------------------------------------------------------------------------------------------------------------------------------------
   Purcell Station  Soil and groundwater        Strategy needs to be         2 mi. S. of     Purcell     OK  McClain  97 de-  34 de-
                    contamination               defined                      Hwys 77 & 74                             grees   grees
                                                                             (or 2.5 mi. S.                           20'     50'
                                                                             of Purcell)                              00" W   00" N
------------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 5.11
            ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND
                  SALE AGREEMENT BY AND BETWEEN KOCH AND EOTT
                     DATED THIS 17TH DAY OF SEPTEMBER, 1998
                       "ENVIRONMENTAL AND HEALTH MATTERS"

------------------------------------------------------------------------------------------------------------------------------------
   Ray Hom        Crude oil leak site with    Soil and groundwater         NW 1/4, Sec19,                OK  Cleveland
   Property (Same monitoring wells in place   contamination; oil present   T7N, R2W
   as DOJ 99 &                                on groundwater
   193)
------------------------------------------------------------------------------------------------------------------------------------
   Rhame Station  Contamination around        Extent unknown, no           10 miles South    Rhame       ND  Bowman
                  underground sump            action taken to date         of Rhame, North
                                                                           Dakota
------------------------------------------------------------------------------------------------------------------------------------
   Richland Truck Crude impacted surface      Some clean up done 4 or      7 miles West of   Fairview    MT  Richland
   Station        and subsurface soils.       5 years ago, still known     Fairview,
                                              contamination, extent        Montana
                                              unknown
------------------------------------------------------------------------------------------------------------------------------------
X  Sapulpa        Crude contamination at 6    Remediation; negotiation     Hwys. 188 & 66,   Sapulpa     OK  Creek
                  bgs; no groundwater         with railroad necessary      .25 mi. N,W
                  impact identified; surface                               350', turn south
                  contam. on adjacent RR
                  property
------------------------------------------------------------------------------------------------------------------------------------
   Skiatook B     Crude contamination;        Remediation, will seek       3 miles west of   Skiatook    OK  Osage
                  product in groundwater, 5   ORBCA closure with deed      Skiatook, 5
                  monitoring wells.           restriction                  miles south
------------------------------------------------------------------------------------------------------------------------------------
   Skiatook       Crude contamination, 7      Investigation; Landform      @2 miles south    Skiatook    OK  Tulsa   96 degrees
   Station (A)    tank bottom pits; reached   for contaminated soil; will  of Hwy 20                                 00' 00" W
                  perched groundwater.        seek ORBCA
                                                                                                                     36 degrees
                                                                                                                     22' 00" N
------------------------------------------------------------------------------------------------------------------------------------
   Ten Section    Indemnification in place    Remediation                  19281 Panama      Bakersfield CA  Kern
   Station        with Shell                                               Lane
------------------------------------------------------------------------------------------------------------------------------------
   Tomahawk 8"    4 bbl. crude oil spill      Remediation completed,       NE 1/4 Sec 13T8               OK  Seminole
   Line of Hensen                             some iron scale still        N, R5E
   Property                                   present
------------------------------------------------------------------------------------------------------------------------------------
   Turkville      Goundwater                  Remediation                                    Hays        KS  Ellis
                  contamination, 2 rounds of
                  samples left before
                  requesting closure.
------------------------------------------------------------------------------------------------------------------------------------
X  Tussy Station                              No further investigation                       Tussy       OK  Carter
                                              warranted
------------------------------------------------------------------------------------------------------------------------------------
X  Webb City                                  No further investigation     3.5 miles W. of   Webb City   OK  Osage
                                              warranted                    Shilder, 1 miles
                                                                           N., E. .5 mile
------------------------------------------------------------------------------------------------------------------------------------
X  Wellston       Saltwater plums and         Investigation completed                        Wellston    OK  Lincoln
   Station        goundwater contamination    and request for closure
                  from UST                    submitted to the state.
------------------------------------------------------------------------------------------------------------------------------------
   Wildcat        Surficial soils impacted by Investigation; landfarm of   11 mi. N of       Sand        OK  Osage
                  crude; Will apply for       oil soils, no known          Sand Springs on   Springs
                  ORBCA closure               groundwater impact           Hwy. 97, 1.75
                                                                           mi. W
------------------------------------------------------------------------------------------------------------------------------------
X  Wildhorse      Surficial soils impacted by Investigation;               9 miles E of      Hominy      OK  Osage
                  crude; ORBA closure?        experimental landfarm;       Hominy, OK 2
                                              will seek ORBCA closure      miles S, and 1
                                                                           mile W
------------------------------------------------------------------------------------------------------------------------------------

                                                                     SCHEDULE XI


                                  TAX MATTERS


None

                                                                   SCHEDULE XII


                                 LEGAL MATTERS



     None

                                                                      EXHIBIT A

                               NOTICE OF BORROWING

                                                                         [Date]


ENRON Corp.
1400 Smith Street
Houston, Texas  77002

                                   Attention:

Ladies and Gentlemen:

         The undersigned, EOTT Energy Operating Limited Partnership, refers to the Amended and Restated Credit Agreement, dated as of December 1, 1998 (as amended from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), between the undersigned and ENRON Corp. and hereby gives you notice, irrevocably, pursuant to Section 2.03 of the Credit Agreement, that the undersigned hereby requests a Borrowing of Loans under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing of Loans (the "Proposed Borrowing") as required by
Section 2.03 of the Credit Agreement:

              (i) The Business Day of the Proposed Borrowing is _______________, 19___.

              (ii) The aggregate principal amount of the Proposed Borrowing is $__________.

              (iii) The proceeds of the Revolving Loans to be made pursuant to the Proposed Borrowing will be used by the Borrower ________________.(1)

              The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

              (A) the representations and warranties contained in Section 8 of the Credit Agreement and in the other Credit Documents are true and correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on and as of such date; and


----------------------
(1)  Describe use of proceeds.

              (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                      Very truly yours,


                                      EOTT ENERGY OPERATING LIMITED PARTNERSHIP

                                      By EOTT Energy Corp.,
                                        its General Partner


                                      By:
                                         ---------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------

                                                                       EXHIBIT B

                                 PROMISSORY NOTE

                                 Houston, Texas

$1,000,000,000                                            December 1, 1998


         FOR VALUE RECEIVED, EOTT ENERGY OPERATING LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of Delaware (the "Borrower"), hereby promises to pay to the order of ENRON Corp. (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of the Lender located at 1400 Smith Street, Houston, Texas 77002 on the Facility Maturity Date (as defined in the Credit Agreement) the principal sum of ONE BILLION DOLLARS ($1,000,000,000).

         The Borrower promises also to pay interest on the unpaid principal amount of each Loan (as defined in the Credit Agreement) evidenced hereby in like money at said office from the date such Loan is made until paid at the rates and at the times provided in Section 2.06 of the Credit Agreement.

         This Note is one of the Notes referred to in the Credit Agreement dated as of December 1, 1998, between the Borrower and the Lender (as from time to time in effect, the "Agreement"). This Note is entitled to the benefits of the Agreement and the other Credit Documents (as defined in the Agreement) and is secured by the Security Agreement (as defined in the Agreement).

         In case of an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal and accrued interest on this Note may forthwith become due and payable in the manner and with the effect provided in the Agreement.

         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

                                      EOTT ENERGY OPERATING LIMITED PARTNERSHIP

                                      By EOTT Energy Corp.,
                                        its General Partner


                                      By:
                                         ---------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------

                                                                      EXHIBIT C


                            LETTER OF CREDIT REQUEST

No. ___________(2)  Dated ___________(3)

ENRON Corp., as Lender under the Amended and Restated Credit Agreement (as amended, modified or supplemented from time to time, the "Credit Agreement"), dated as of December 1, 1998 between EOTT Energy Operating
Limited Partnership and ENRON Corp.
1400 Smith Street
Houston, Texas 77002

Dear Ladies and Gentlemen:

         We hereby request that [Name of Proposed Issuing Bank], in its individual capacity, issue a __________(4) Letter of Credit for the account of ENRON Corp. by order of __________(5) on __________(6) (the "Date of Issuance") in the aggregate stated amount of __________(7).

         For purposes of this Letter of Credit Request, unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the respective meaning provided therein.

         The beneficiary of the requested Letter of Credit will be _________(8), and such Letter of Credit will be in support of _________(9) and will have a stated expiration date of _________(10).


----------------------
(2)  Letter of Credit Request Number.

(3)  Date of Letter of Credit Request.

(4)  Insert Financial Standby, Performance Standby or Trade.

(5)  Insert name of ordering party (Borrower or a Subsidiary).

(6) Date of Issuance which shall be at least 1 Business Day from the date of this request (or such shorter period as is acceptable to such Issuing
     Bank).

(7)  Aggregate initial stated amount of Letter of Credit, subject to
     Section 3.01(b).

(8)  Insert name and address of beneficiary.

(9) Insert description of purpose of the Letter of Credit and the obligation, subject to Section 3.01(a) of the Credit Agreement, to which it relates.

(10) Insert last date upon which drafts may be presented.

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the issuance of Letter of
Credit:

         (A) the representations and warranties contained in Section 8 of the Credit Agreement and in the other Credit Documents are true and correct, before and after giving effect to the issuance of Letter of Credit, as though made on and as of such date; and

         (B) no Default or Event of Default has occurred and is continuing, or would result from such issuance of Letter of Credit.

         Copies of all documentation with respect to the supported transaction are attached hereto.

                                      EOTT ENERGY OPERATING LIMITED PARTNERSHIP

                                      By EOTT Energy Corp.,
                                        its General Partner


                                      By:
                                         ---------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------

                                                                       EXHIBIT D

                                GUARANTEE REQUEST


Date:  _______________

Enron Corp.
1400 Smith Street
Houston, Texas  77002
Attn:

Ladies and Gentlemen:

         EOTT Energy Operating Limited Partnership (the "Borrower") requests that Enron Corp. (the "Lender") issue a Guarantee in accordance with the following instructions pursuant to the Amended and Restated Credit Agreement (the "Agreement") dated as of December 1, 1998 between the Borrower and the Lender. Unless otherwise defined in this Guarantee Request (this "Request"), capitalized terms used this Request which are defined in the Agreement shall have the respective meaning provided in the Agreement.

                                  INSTRUCTIONS

         Deadline:                       Guarantee Obligations:

         To:                             Maximum Limit:

         On Behalf Of:                   Expiration Date:


                         REPRESENTATIONS AND WARRANTIES

         The undersigned represents and warrants that the following statements are true on the date hereof, and will be true on the date of the issuance of the
Guarantee:

         (A) the Guarantee requested by this Guarantee Request may be issued in accordance with and will not violate the requirements of Sections 4.02(a), 4.02(b)(i), 4.02(b)(ii), and 4.02(c) of the Agreement;

         (B) the representations and warranties contained in Section 8 of the Agreement are true and correct in all material respects, before and after giving effect to the issuance of the Guarantee, as though made on and as of such date; and

         (C) no Event of Default or event which, with the lapse of time or giving of notice or both, would constitute an Event of Default, has occurred and is continuing, or would result from such issuance of the Guarantee.


                                      EOTT ENERGY OPERATING LIMITED PARTNERSHIP

                                      By EOTT Energy Corp.,
                                        its General Partner


                                      By:
                                         ---------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------

                                                                     EXHIBIT E-1



                              INTENTIONALLY DELETED

                                                                    EXHIBIT E-2



                              INTENTIONALLY DELETED

                                                                    EXHIBIT E-3



                              INTENTIONALLY DELETED

                                                                    EXHIBIT E-4



                              INTENTIONALLY DELETED

                                                                    EXHIBIT E-5



                              INTENTIONALLY DELETED

                                                                    EXHIBIT E-6



                              INTENTIONALLY DELETED

                                                                    EXHIBIT E-7



                              INTENTIONALLY DELETED

                                                                     EXHIBIT F-1

                    EOTT ENERGY OPERATING LIMITED PARTNERSHIP

                          GENERAL PARTNER'S CERTIFICATE



         I, the undersigned, Susan Ralph, of EOTT Energy Corp., the general partner of EOTT Energy Operating Limited Partnership, a limited partnership organized and existing under the laws of Delaware (the "Borrower"), DO HEREBY CERTIFY that:

         1. This Certificate is furnished pursuant to Section 8.03 of the Credit Agreement dated as of December 1, 998 between the Borrower and ENRON Corp (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein capitalized terms used in this Certificate have the meanings assigned to those terms in the Credit agreement.

         2. The persons named below have been duly elected, have duly qualified as and at all times since __________(1) (to and including and date hereof) have been officer of the EOTT Energy Corp., [General Partner], holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures.


           NAME(2)              OFFICE                    SIGNATURE
           -------              ------                    ---------

       Michael D. Burke     President & CEO        /s/ MICHAEL D. BURKE
                                                   -------------------------

       Susan Ralph             Treasurer           /s/ SUSAN RALPH
                                                   -------------------------

         3.On the date hereof, the representations and warranties contained in
Section 9 of the Credit Agreement are true and correct, both before and after giving effect to each Credit Event to occur on the date hereof and the application of the proceeds thereof.

         4. On the date hereof, no Default or Event of Default has occurred and is continuing or would result from the Credit Event[s] to occur on the date hereof or from the application of the proceeds thereof.

         5. I know of no proceeding for the dissolution or liquidation of the Borrower or threatening its existence.




-------------------
(1) Insert a date prior to the time of any partnership action relating to the Credit Agreement.

(2) Include name, office and signature of each officer who will sign any credit Document, including the officer who will sign the certification at the end of this certificate.

                                                                    EXHIBIT F-1
                                                                         PAGE 2



         IN WITNESS WHEREOF, I have hereunto set unto my hand this 1st day of December, 1999.


                                      EOTT ENERGY OPERATING LIMITED PARTNERSHIP

                                      By EOTT Energy Corp.,
                                        its General Partner


                                      By: /s/ SUSAN RALPH
                                         ---------------------------------

                                      NAME:    Susan Ralph
                                      TITLE:   Treasurer


I, the undersigned Assistant Secretary, Walter W. Zimmerman, of the General Partner, DO HEREBY CERTIFY that:

         1. Susan Ralph is the duly elected and qualified Treasurer of the General Partner and the signature above is her genuine signature.

         2. The certifications made by Susan Ralph in items 2,3,4 and 5 are true and correct.

         3. I know of no proceeding for the dissolution or liquidation of the Borrower or threatening its existence.

         IN WITNESS WHEREOF, I have hereunto set unto my hand this 1st day of December 1999.


                                      EOTT ENERGY OPERATING LIMITED PARTNERSHIP

                                      By EOTT Energy Corp.,
                                        its General Partner


                                      By: /s/ WALTER W. ZIMMERMAN
                                         ---------------------------------

                                      NAME:    Walter W. Zimmerman
                                      TITLE:   Assistant Secretary

                                                                    EXHIBIT F-2



                              INTENTIONALLY DELETED

                                                                      EXHIBIT G



                              INTENTIONALLY DELETED

                                                                      EXHIBIT H



                              INTENTIONALLY DELETED

                                                                    EXHIBIT I-1

                               SECURITY AGREEMENT


                                     between


                    EOTT ENERGY OPERATING LIMITED PARTNERSHIP



                                       and



                                   ENRON CORP.



                          Dated as of December 1, 1998

                               TABLE OF CONTENTS*

                                                                                    Page
                                                                                    ----
SECTION 1.  SECURITY INTERESTS.........................................................1
   1.01.    GRANT OF SECURITY INTERESTS................................................1
   1.02.    POWER OF ATTORNEY..........................................................1

SECTION 2.  GENERAL REPRESENTATIONS.  WARRANTIES AND COVENANTS.........................2
   2.01.    NECESSARY FILINGS..........................................................2
   2.02.    NO LIENS...................................................................2
   2.03.    OTHER FINANCING STATEMENTS.................................................2
   2.04.    CHIEF EXECUTIVE OFFICE; RECORDS............................................2
   2.05.    LOCATION OF INVENTORY......................................................3
   2.06.    RECOURSE...................................................................3

SECTION 3.  SPECIAL PROVISIONS CONCERNING RECEIVABLES..................................3
   3.01.    ADDITIONAL REPRESENTATIONS AND WARRANTIES..................................3
   3.02.    MAINTENANCE OF RECORDS.....................................................3
   3.03.    DIRECTION TO ACCOUNT DEBTORS; CONTRACTING PARTIES; ETC.....................4
   3.04.    MODIFICATION OF TERMS; ETC.................................................4

SECTION 4.  PROVISIONS CONCERNING ALL COLLATERAL.......................................4
   4.01.    PROTECTION OF SECURED PARTY'S SECURITY.....................................4
   4.02.    WAREHOUSE RECEIPTS NON-NEGOTIABLE..........................................4
   4.03.    FURTHER ACTIONS............................................................4
   4.04.    FINANCING STATEMENTS.......................................................5

SECTION 5.  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT...............................5
   5.01.    REMEDIES; OBTAINING THE COLLATERAL UPON DEFAULT............................5
   5.02.    REMEDIES; DISPOSITION OF THE COLLATERAL....................................6
   5.03.    WAIVER OF CLAIMS...........................................................7
   5.04.    APPLICATION OF PROCEEDS....................................................7
   5.05.    REMEDIES CUMULATIVE........................................................8
   5.06.    DISCONTINUANCE OF PROCEEDINGS..............................................8

SECTION 6.  INDEMNITY..................................................................8
   6.01.    INDEMNITY..................................................................8
   6.02.    INDEMNITY OBLIGATIONS SECURED BY COLLATERAL; SURVIVAL......................9

SECTION 7.  DEFINITIONS................................................................9

SECTION 8.  MISCELLANEOUS.............................................................11
   8.01.    NOTICES...................................................................11
   8.02.    WAIVER; AMENDMENT.........................................................11
   8.03.    OBLIGATIONS ABSOLUTE......................................................11
   8.04.    SUCCESSORS AND ASSIGNS....................................................11
   8.05.    HEADINGS DESCRIPTIVE, ETC.................................................12
   8.06.    GOVERNING LAW.............................................................12
   8.07.    DEBTOR'S DUTIES...........................................................12
   8.08.    TERMINATION; RELEASE......................................................12
   8.09.    COUNTERPARTS..............................................................12

ANNEX A - Schedule of Existing Financing Statements
ANNEX B - Schedule of Record Locations
ANNEX C - Schedule of Filed Financing Statements

                               SECURITY AGREEMENT


         SECURITY AGREEMENT, dated as of December 1, 1998 between EOTT ENERGY OPERATING LIMITED PARTNERSHIP ("Debtor") and ENRON CORP. ("Secured Party").

                              W I T N E S S E T H :

         WHEREAS, Debtor desires to incur Loans and request the issuance of Letters of Credit and Guarantees under that certain Amended and Restated Credit Agreement dated as of December 1, 1998 between Debtor and Secured Party (such Amended and Restated Credit Agreement as the same may be amended or supplemented from time to time called the "Credit Agreement"; unless otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined); and

         WHEREAS, it is a condition precedent to the incurrence of Loans and the issuance of Letters of Credit and Guarantees under the Credit Agreement that Debtor shall have executed and delivered to Secured Party this Agreement; and

         WHEREAS, Debtor desires to execute this Agreement to satisfy the condition described in the preceding paragraph;

         NOW, THEREFORE, in consideration of the benefits to Debtor, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby makes the following representations and warranties to Secured Party and hereby covenants and agrees with Secured Party as follows:

                          SECTION 1. SECURITY INTERESTS

         1.01. Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of its Obligations (all capitalized terms used herein and defined in Section 7.01 shall be used herein as so defined), Debtor does hereby sell, assign and transfer unto Secured Party, and does hereby grant to Secured Party a continuing security interest of first priority (subject to Excepted Liens) in, all of the right, title and interest of Debtor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable; (ii) all Inventory;
(iii) the Cash Collateral Account and all monies, securities and instruments deposited or required to be deposited in the Cash Collateral Account; and (iv) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral").

         (b) The security interest of Secured Party under this Agreement extends to all Collateral of the kind described in preceding clause (a) which Debtor may acquire at any time during the continuation of this Agreement.

         1.02. Power of Attorney. Debtor hereby constitutes and appoints Secured Party its true and lawful attorney, irrevocably, with full power after the occurrence of an Event of Default (in the name of Debtor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to Debtor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which Secured Party may deem to be necessary or advisable in the premises, which appointment as attorney is coupled with an interest.

          SECTION 2. GENERAL REPRESENTATIONS. WARRANTIES AND COVENANTS

         Debtor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

         2.01. Necessary Filings. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by Debtor to Secured Party hereby in respect of the Collateral have been accomplished and the security interest granted to Secured Party pursuant to this Agreement in and to the Collateral constitutes a valid and enforceable perfected security interest therein superior and prior to the rights of all other Persons therein and subject to no other Liens (except that the Collateral may be subject to Excepted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

         2.02. No Liens. Debtor is, and as to Collateral acquired by it from time to time after the date hereof Debtor will be, the owner of all Collateral free from any Lien or other right, title or interest of any Person (other than Excepted Liens and Liens permitted under Section 10.01(i) and (iv) of the Credit Agreement), and Debtor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to Secured Party.

         2.03. Other Financing Statements. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral except as disclosed in Annex A and so long as the Total Commitment has not been terminated or any of the Obligations remain unpaid or any Letters of Credit or Guarantees are outstanding, Debtor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by Debtor.

         2.04. Chief Executive Office; Records. The chief executive office of Debtor is located at Houston, Texas. Debtor will not move its chief executive office except to such new location as Debtor may establish in accordance with the last sentence of this Section 2.04. The originals of all documents evidencing all Receivables of Debtor and the only original books of account and records of Debtor relating thereto are, and will continue to be, kept at such chief executive office or at the locations disclosed in Annex B, or at such new locations as Debtor may establish in accordance with the last sentence of this
Section 2.04. All Receivables of Debtor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such office locations shown above, or such new locations as Debtor may establish in accordance with the last sentence of this Section 2.04. Debtor shall not establish a new location for such offices until (i) it shall have given to Secured Party not less than 45 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as Secured Party may reasonably request and (ii) with respect to such new location, it shall have taken all action, satisfactory to Secured Party, to maintain the security interest of Secured Party in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

         2.05. Location of Inventory. All Inventory included in the Borrowing Base is subject to a perfected first priority security interest (subject to Excepted Liens). Financing statements covering the Inventory have been filed in the filing jurisdictions listed on Annex C.

         2.06. Recourse. This Agreement is made with full recourse to Debtor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of Debtor contained herein, in the Credit Agreement and otherwise in writing in connection herewith or therewith. This Agreement is non-recourse to the General Partner as provided in Section 12.15 of the Credit Agreement.

              SECTION 3. SPECIAL PROVISIONS CONCERNING RECEIVABLES

         3.01. Additional Representations and Warranties. As of the time when each of its Receivable arises, Debtor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto (i) will represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will evidence true and valid obligations, enforceable in accordance with their respective terms and (iv) will be in compliance and will conform with all applicable federal, state, provincial and local laws and applicable laws of any relevant foreign jurisdiction.

         3.02. Maintenance of Records. Debtor will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables, including, but not limited to, the originals of all documentation with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and Debtor will make the same available to Secured Party for inspection, at Debtor's own cost and expense, at any and all reasonable times upon demand. Debtor shall, at its own cost and expense, deliver all tangible evidence of its Receivables (including, without limitation, all documents evidencing the Receivables) and such books and records to Secured Party or to its representatives (copies of which evidence and books and records may be retained by Debtor) at any time upon its demand. If Secured Party so directs, Debtor shall legend, in form and manner reasonably satisfactory to Secured Party, the Receivables, as well as books, records and documents of Debtor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to Secured Party and that Secured Party has a security interest therein.

         3.03. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence of an Event of Default and if Secured Party so directs, Debtor agrees
(i) to cause all payments on account of the Receivables to be made directly to the Cash Collateral Account and (ii) that Secured Party may, at its option, directly notify the obligors with respect to any Receivables to make payments with respect thereto as provided in preceding clause (i). Without notice to or assent by Debtor, Secured Party may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account in the manner provided in
Section 7.04 of this Agreement. The costs and expenses (including attorneys' fees) of collection, whether incurred by Debtor or Secured Party, shall be borne by Debtor.

         3.04. Modification of Terms; etc. Debtor shall not rescind or cancel any indebtedness evidenced by or rights covered by the security interest hereby granted, as Secured Party may reasonably require.

                 SECTION 4. PROVISIONS CONCERNING ALL COLLATERAL

         4.01. Protection of Secured Party's Security. Debtor will do nothing to impair the rights of Secured Party in the Collateral. Debtor will at all times keep its Inventory insured in favor of Secured Party, at its own expense, to Secured Party's reasonable satisfaction against fire, theft and all other risks to which such Collateral may be subject; all policies or certificates with respect to such insurance shall be endorsed to Secured Party's satisfaction for the benefit of Secured Party (including, without limitation, by naming Secured Party as loss payee) and deposited with Secured Party. If Debtor shall fail to insure such Inventory to Secured Party's reasonable satisfaction, or if Debtor shall fail to so endorse and deposit all policies or certificates with respect thereto, Secured Party shall have the right (but shall be under no obligation) to procure such insurance and Debtor agrees to reimburse Secured Party for all costs and expenses of procuring such insurance. Secured Party may apply any proceeds of such insurance when received by it toward the payment of any of the Obligations to the extent the same shall then be due. Debtor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of Debtor to pay its Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to Debtor.

         4.02. Warehouse Receipts Non-negotiable. Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

         4.03. Further Actions. Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to Secured Party from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which Secured Party deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

         4.04. Financing Statements. Debtor agrees to assign and deliver to Secured Party such financing statements, in form acceptable to Secured Party, as Secured Party may from time to time reasonably request or as are necessary or desirable in the opinion of Secured Party to establish and maintain a valid, enforceable, first priority security interest in the Collateral as provided herein and the other rights and security contemplated herein, all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. Debtor will pay any applicable filing fees and related expenses. Debtor authorizes Secured Party to file any such financing statements without the signature of Debtor.

             SECTION 5. REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

         5.01. Remedies; Obtaining the Collateral Upon Default. Debtor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, Secured Party , in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

                (a) personally, or by agents, receiver, receiver and manager or attorneys, immediately retake possession of the Collateral or any part thereof, from Debtor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon Debtor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of Debtor; and

                (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to Secured Party; and

                (c) withdraw all monies, securities and instruments in the Cash Collateral Account for application to the Obligations; and

                (d) sell, assign or otherwise liquidate, or direct Debtor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

                (e) take possession of the Collateral or any part thereof, by directing Debtor in writing to deliver the same to Secured Party at any place or places designated by Secured Party, in which event Debtor shall at its own expense:

                           (i) forthwith cause the same to be moved to the place
                  or places so designated by Secured Party and there delivered to Secured Party,

                           (ii) store and keep any Collateral so delivered to
                  Secured Party at such place or places pending further action by Secured Party as provided in Section 5.02, and

                           (iii) while the Collateral shall be so stored and
                  kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

         it being understood that Debtor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, Secured Party shall be entitled to a decree requiring specific performance by Debtor of such obligation.

         5.02. Remedies; Disposition of the Collateral. Any Collateral repossessed by Secured Party under or pursuant to Section 5.01, and any other Collateral whether or not so repossessed by Secured Party, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as Secured Party may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by Secured Party or after any overhaul or repair which Secured Party shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceeding permitted by such requirements shall be made upon not less than 10 days' written notice to Debtor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of Debtor or any nominee of Debtor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to Debtor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at Secured Party's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in Houston, Texas. To the extent permitted by any such requirement of law, Secured Party may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section
5.02 without accountability to Debtor (except to the extent of surplus money received as provided in Section 5.04). If, under mandatory requirements of applicable law, Secured Party shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to Debtor as hereinabove specified, Secured Party need give Debtor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

         5.03. Waiver of Claims. Except as otherwise provided in this Agreement, DEBTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH SECURED PARTY'S TAKING POSSESSION OR SECURED PARTY'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and Debtor hereby further waives, to the extent permitted by law:

                  (i) all damages occasioned by such taking of possession except any damages which are the direct result of Secured Party's gross negligence or willful misconduct;

                  (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of Secured Party's rights hereunder; and

                  (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and Debtor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of Debtor therein and thereto, and shall be a perpetual bar both at law and in equity against Debtor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under Debtor.

         5.04. Application of Proceeds. The proceeds of any Collateral obtained pursuant to Section 5.01 or disposed of pursuant to Section 5.02 shall be applied as follows:

                  (i) to the payment of any and all expenses and fees (including reasonable attorneys' fees) incurred by Secured Party in obtaining, taking possession of, removing, insuring, repairing, storing and disposing of Collateral and any and all amounts incurred by Secured Party in connection therewith;

                  (ii) next, any surplus then remaining to the payment of the Obligations in the following order of priority:

                        (t) all interest accrued and unpaid and all fees payable pursuant to Section 5.01(a) or (b) of the Credit Agreement;

                        (u) the principal amount owing on the Loans and all amounts with respect to Letter of Credit Outstandings and Guarantee Outstandings;

                        (v)   all other Obligations then owing;

                  (iii) if the Total Commitment is then terminated, no Letter of Credit is outstanding and no other Obligation is outstanding, any surplus then remaining shall be paid to Debtor, subject, however, to the rights of the holder of any then existing Lien of which Secured Party has actual notice (without investigation);

it being understood that Debtor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in clauses (i) and (ii) of this Section
5.04 with respect to Debtor.

         5.05. Remedies Cumulative. No failure or delay on the part of Secured Party in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between Debtor and Secured Party shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which Secured Party would otherwise have. No notice to or demand on Debtor in any case shall entitle Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Secured Party to any other or further action in any circumstances without notice or demand.

         5.06. Discontinuance of Proceedings. In case Secured Party shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to Secured Party, then and in every such case Debtor, Secured Party shall be restored to its former position and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of Secured Party shall continue as if no such proceeding had been instituted.

                              SECTION 6. INDEMNITY

         6.01. Indemnity. (a) Debtor agrees to indemnify, reimburse and hold Secured Party and its officers, directors, employees, representatives and agents (hereinafter in this Section 6.01 referred to individually as "Indemnitee" and collectively as "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 6.01 the foregoing are collectively called "expenses") of whatsoever kind or nature which may be imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Credit Document or the documents executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or for property damage) or any contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 6.01(a) for expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Debtor agrees that upon written notice by any Indemnitee of any assertion that could give rise to an expense, Debtor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify Debtor of any such assertion of which such Indemnitee has knowledge.

         (b) Without limiting the application of Section 6.01(a), Debtor agrees to pay, or reimburse Secured Party for (if Secured Party shall have incurred fees, costs or expenses because Debtor shall have failed to comply with its obligations under this Assignment or any other Credit Document), any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of Secured Party's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and Secured Party's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

         (c) Without limiting the application of Section 6.01(a) or (b), Debtor agrees to pay, indemnify and hold each Indemnitee harmless from and against any expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by Debtor in this Agreement or any of the other Credit Documents or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any of the other Credit Documents.

         (d)    If and to the extent that the obligations of Debtor under this
Section 6.01 are unenforceable for any reason, Debtor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         6.02. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of Debtor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of the Note and all of the other Obligations and notwithstanding the discharge thereof.

                             SECTION 7. DEFINITIONS

         7.01. The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

         "Agreement" shall mean this Security Agreement, as modified, supplemented or amended from time to time.

         "Cash Collateral Account" shall mean a restricted non-interest bearing cash collateral account maintained with a bank (as requested by Secured Party) for the benefit of Secured Party.

         "Collateral" shall have the meaning provided in Section 1.01(a).

         "Debtor" shall have the meaning provided in the first paragraph of this Agreement.

         "Credit Agreement" shall have the meaning provided in the first paragraph of this Agreement.

         "Indemnitee" shall have the meaning specified in Section 6.01.

         "Instrument" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of Texas and shall evidence a Receivable.

         "Inventory" shall mean all raw materials, work-in-process, and finished inventory of Debtor of every type or description and all documents of title covering such inventory, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of Texas, now or hereafter owned by Debtor, including, without limitation, crude oil, natural gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid, solid or gaseous hydrocarbons.

         "Obligations" shall mean: (a) all indebtedness, obligations and liabilities (including, without limitation, guarantees and other contingent liabilities) of Debtor to Secured Party arising under or in connection with any Credit Document; (b) any and all sums advanced by Secured Party in order to preserve the Collateral or preserve its security interest in the Collateral; and
(c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of Debtor referred to in clause (a), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Secured Party of its rights hereunder, together with reasonable attorneys' fees and court costs.

         "Proceeds" shall have the meaning assigned that term under the Uniform Commercial Code as in effect in the State of Texas on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Secured Party or Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of Texas, now or hereafter owned by Debtor and, in any event, shall include, but shall not be limited to, all of Debtor's rights to payment for goods sold or leased or services performed by Debtor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper or other evidence of indebtedness or security, together with (i) all security pledged, assigned, hypothecated or granted to or held by Debtor to secure the foregoing, (ii) all of Debtor's right, title and interest in and to any goods, the sale of which gave rise thereto, (iii) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (iv) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (v) all books, records, ledger cards, and invoices relating thereto,
(vi) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, and (vii) all credit information, reports and memoranda relating thereto.

         "Secured Party" shall have the meaning provided in the first paragraph of this Agreement.

                            SECTION 8. MISCELLANEOUS

         8.01. Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section
13.03 of the Credit Agreement.

         8.02. Waiver; Amendment. This Agreement may be charged, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

         8.03. Obligations Absolute. The obligations of Debtor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, any of the Credit Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or any other Credit Document; (iii) any furnishing of any additional security to Secured Party or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by Secured Party; or (iv) any invalidity, irregularity or unenforceability of all or part of the Obligations or of any security therefor.

         8.04. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the partners hereto; provided, however, that Debtor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Secured Party. All agreements, statements, representations and warranties made by Debtor herein or in any certificate or other instrument delivered by Debtor or on its behalf under this Agreement shall be considered to have been relied upon by Secured Party and shall survive the execution and delivery of this Agreement and the other Credit Documents regardless of any investigation made by Secured Party.

         8.05. Headings Descriptive, etc. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. The provisions of Section 1.02(a) of the Credit Agreement shall apply to this Agreement as if the reference therein to "Agreement" were to this Agreement.

         8.06. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of Texas.

         8.07. Debtor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that Debtor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and Secured Party shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of or in connection with this Agreement, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Debtor under or with respect to any Collateral.

         8.08. Termination; Release. After the termination of the Total Commitment, and when all Obligations have been paid in full, this Agreement shall terminate, and Secured Party, at the request and expense of Debtor, will execute and deliver to Debtor the proper instruments (including Uniform Commercial Code termination statements on form UCC-3 or financing charge statements) acknowledging the termination of this Agreement, and will duly assign, transfer and deliver to Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in possession of Secured Party and has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

         8.09. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

Address:

     1330 Post Oak Boulevard                   EOTT ENERGY OPERATING
     Suite 2700                                 LIMITED PARTNERSHIP
     Houston, TX 77056
                                               By EOTT ENERGY CORP.,
                                                its General Partner

                                               By: /s/ SUSAN RALPH
                                                  -----------------------------
                                               Name:    Susan Ralph
                                               Title:   Treasurer

Address:

     1400 Smith                                ENRON CORP.
     Houston, Texas  77002

                                               By: /s/ JEFFREY MCMAHON
                                                  -----------------------------
                                               Name:    Jeffrey McMahon
                                               Title:   Senior Vice President,
                                                        Finance and Treasurer

                                     ANNEX A
                                       TO
                               SECURITY INSTRUMENT


                    SCHEDULE OF EXISTING FINANCING STATEMENTS

                                      None

                                     ANNEX B
                                       TO
                               SECURITY INSTRUMENT


                          SCHEDULE OF RECORD LOCATIONS


1330 Post Oak Boulevard, Suite 2700
Houston, Texas 77056

111 West Ocean Boulevard, Suite 1700
Long Beach, California 90802

                                     ANNEX C
                                       TO
                               SECURITY AGREEMENT

                     SCHEDULE OF FILED FINANCING STATEMENTS

================================================================================================
            JURISDICTION                                  DATE FILED              FILE NUMBER
------------------------------------------------------------------------------------------------
Secretary of State, Alabama                            April 20, 1994             B94-14041
------------------------------------------------------------------------------------------------
Secretary of State, Alaska                             April 25, 1994             381927
------------------------------------------------------------------------------------------------
Secretary of State, Arizona                            April 20, 1994             94783317
------------------------------------------------------------------------------------------------
Secretary of State, Arkansas                           April 20, 1994             889124
------------------------------------------------------------------------------------------------
Secretary of State, California                         April 20, 1994             94075834
------------------------------------------------------------------------------------------------
Secretary of State, Colorado                           April 20, 1994             942029472
------------------------------------------------------------------------------------------------
Secretary of State, Connecticut                        April 20, 1994             1054319
------------------------------------------------------------------------------------------------
Secretary of State, Delaware                           April 20, 1994             9405349
------------------------------------------------------------------------------------------------
District of Columbia                                   April 21, 1994             7512
------------------------------------------------------------------------------------------------
Secretary of State, Florida                            April 20, 1994             94-79398
------------------------------------------------------------------------------------------------
Fulton County, Georgia                                 April 19, 1994             000809771
------------------------------------------------------------------------------------------------
Secretary of State, Hawaii                             April 22, 1994             94-067465
------------------------------------------------------------------------------------------------
Secretary of State, Idaho                              April 21, 1994             B 608578
------------------------------------------------------------------------------------------------
Secretary of State, Illinois                           April 20, 1994             3248693
------------------------------------------------------------------------------------------------
Secretary of State, Indiana                            April 21, 1994             1909421
------------------------------------------------------------------------------------------------
Secretary of State, Iowa                               April 20, 1994             K543054
------------------------------------------------------------------------------------------------
Secretary of State, Kansas                             April 20, 1994             2014971
------------------------------------------------------------------------------------------------
Secretary of State, Kentucky                           April 20, 1994             135108
------------------------------------------------------------------------------------------------
Franklin County, Kentucky                              April 21, 1994             42083
------------------------------------------------------------------------------------------------
Secretary of State, Louisiana                          April 20, 1994             17-1095528
------------------------------------------------------------------------------------------------
Secretary of State, Maine                              April 20, 1994             1073820
------------------------------------------------------------------------------------------------
Secretary of State, Maryland                           April 20, 1994             141118400
------------------------------------------------------------------------------------------------
Secretary of State, Massachusetts                      April 22, 1994             230125
------------------------------------------------------------------------------------------------
Secretary of State, Michigan                           April 20, 1994             42010B
================================================================================================


================================================================================================
            JURISDICTION                                  DATE FILED              FILE NUMBER
------------------------------------------------------------------------------------------------
Secretary of State, Minnesota                          April 20, 1994             1667645
------------------------------------------------------------------------------------------------
Secretary of State, Mississippi                        April 20, 1994             0793487
------------------------------------------------------------------------------------------------
Yazoo County, Mississippi                              April 21, 1994             49761
------------------------------------------------------------------------------------------------
Secretary of State, Missouri                           April 20, 1994             2394607
------------------------------------------------------------------------------------------------
Boone County, Missouri                                 April 21, 1994             140002
------------------------------------------------------------------------------------------------
Buchanan County, Missouri                              April 21, 1994             948
------------------------------------------------------------------------------------------------
Cape Girardeau County, Missouri                        April 21, 1994             0079138
------------------------------------------------------------------------------------------------
Greene County, Missouri                                April 21, 1994             001697
------------------------------------------------------------------------------------------------
Jasper County, Missouri                                April 21, 1994             704
------------------------------------------------------------------------------------------------
Marion County, Missouri                                April 21, 1994             42829
------------------------------------------------------------------------------------------------
St. Charles County, Missouri                           April 20, 1994             18435
------------------------------------------------------------------------------------------------
Secretary of State, Montana                            April 21, 1994             431352
------------------------------------------------------------------------------------------------
Secretary of State, Nebraska                           April 20, 1994             619977
------------------------------------------------------------------------------------------------
Secretary of State, Nevada                             April 20, 1994             94-04705
------------------------------------------------------------------------------------------------
Secretary of State, New Hampshire                      April 20, 1994             419809
------------------------------------------------------------------------------------------------
Secretary of State, New Jersey                         April 20, 1994             1565972
------------------------------------------------------------------------------------------------
Secretary of State, New Mexico                         April 20, 1994             940420076
------------------------------------------------------------------------------------------------
Secretary of State, New York                           April 20, 1994             077464
------------------------------------------------------------------------------------------------
Secretary of State, North Carolina                     April 20, 1994             1099334
------------------------------------------------------------------------------------------------
Secretary of State, North Dakota                       April 20, 1994             94000418789
------------------------------------------------------------------------------------------------
Secretary of State, Ohio                               April 20, 1994             AK93582
------------------------------------------------------------------------------------------------
Allen County, Ohio                                     April 21, 1994             0941052
------------------------------------------------------------------------------------------------
Franklin County, Ohio                                  April 21, 1994             012838
------------------------------------------------------------------------------------------------
Mahoning County, Ohio                                  April 21, 1994             942804
------------------------------------------------------------------------------------------------
Summit County, Ohio                                    April 21, 1994             480486
------------------------------------------------------------------------------------------------
Oklahoma County Clerk                                  April 20, 1994             NO1116
------------------------------------------------------------------------------------------------
Secretary of State, Oklahoma                           April 20, 1994             1232.1
------------------------------------------------------------------------------------------------
Secretary of State, Oregon                             April 20, 1994             S01118
------------------------------------------------------------------------------------------------
Secretary of State, Pennsylvania                       April 20, 1994             23041758
================================================================================================


================================================================================================
            JURISDICTION                                  DATE FILED              FILE NUMBER
------------------------------------------------------------------------------------------------
Philadelphia County, Pennsylvania                      April 22, 1994             941729
------------------------------------------------------------------------------------------------
Secretary of State, Rhode Island                       April 20, 1994             621046
------------------------------------------------------------------------------------------------
Secretary of State, South Carolina                     April 20, 1994             142508A
------------------------------------------------------------------------------------------------
Secretary of State, South Dakota                       April 20, 1994             41101300430
------------------------------------------------------------------------------------------------
Secretary of State, Tennessee                          April 20, 1994             302024
------------------------------------------------------------------------------------------------
Secretary of State, Texas                              April 20, 1994             075406
------------------------------------------------------------------------------------------------
Secretary of State, Utah                               April 20, 1994             394834(1)
                                                       May 5, 1994                396367
------------------------------------------------------------------------------------------------
Secretary of State, Vermont                            April 29, 1994             94-41220
------------------------------------------------------------------------------------------------
Secretary of State, Virginia                           April 20, 1994             940420-7712
------------------------------------------------------------------------------------------------
Secretary of State, Washington                         April 20, 1994             94-110-0033
------------------------------------------------------------------------------------------------
Secretary of State, West Virginia                      April 20, 1994             0397377
------------------------------------------------------------------------------------------------
Secretary of State, Wisconsin                          April 20, 1994             1423885
------------------------------------------------------------------------------------------------
Secretary of State, Wyoming                            April 21, 1994             94110152B02
================================================================================================

--------------------
(1) Second filing made in compliance with the Utah Commercial Code to reflect that Secured Party is not a seller or a purchase money lender of the collateral.

                                                                     EXHIBIT I-2

                               SECURITY AGREEMENT


                                     between


                     EOTT ENERGY CANADA LIMITED PARTNERSHIP



                                       and



                                   ENRON CORP.



                          Dated as of December 1, 1998

                               TABLE OF CONTENTS*

                                                                            Page
                                                                            ----
SECTION 1.  SECURITY INTERESTS................................................1

   1.01.    GRANT OF SECURITY INTERESTS.......................................1
   1.02.    POWER OF ATTORNEY.................................................1

SECTION 2.  GENERAL REPRESENTATIONS.  WARRANTIES AND COVENANTS................2

   2.01.    NECESSARY FILINGS.................................................2
   2.02.    NO LIENS..........................................................2
   2.03.    OTHER FINANCING STATEMENTS........................................2
   2.04.    CHIEF EXECUTIVE OFFICE; RECORDS...................................2
   2.05.    LOCATION OF INVENTORY.............................................3
   2.06.    RECOURSE..........................................................3

SECTION 3.  SPECIAL PROVISIONS CONCERNING RECEIVABLES.........................3

   3.01.    ADDITIONAL REPRESENTATIONS AND WARRANTIES.........................3
   3.02.    MAINTENANCE OF RECORDS............................................3
   3.03.    DIRECTION TO ACCOUNT DEBTORS; CONTRACTING PARTIES; ETC............3
   3.04.    MODIFICATION OF TERMS; ETC........................................4

SECTION 4.  PROVISIONS CONCERNING ALL COLLATERAL..............................4

   4.01.    PROTECTION OF SECURED PARTY'S SECURITY............................4
   4.02.    WAREHOUSE RECEIPTS NON-NEGOTIABLE.................................4
   4.03.    FURTHER ACTIONS...................................................4
   4.04.    FINANCING STATEMENTS..............................................4

SECTION 5.  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT......................5

   5.01.    REMEDIES; OBTAINING THE COLLATERAL UPON DEFAULT...................5
   5.02.    REMEDIES; DISPOSITION OF THE COLLATERAL...........................6
   5.03.    WAIVER OF CLAIMS..................................................6
   5.04.    APPLICATION OF PROCEEDS...........................................7
   5.05.    REMEDIES CUMULATIVE...............................................7
   5.06.    DISCONTINUANCE OF PROCEEDINGS.....................................8

SECTION 6.  INDEMNITY.........................................................8

   6.01.    INDEMNITY.........................................................8
   6.02.    INDEMNITY OBLIGATIONS SECURED BY COLLATERAL; SURVIVAL.............9

SECTION 7.  DEFINITIONS.......................................................9


SECTION 8. MISCELLANEOUS.....................................................11

   8.01.    NOTICES..........................................................11
   8.02.    WAIVER; AMENDMENT................................................11
   8.03.    OBLIGATIONS ABSOLUTE.............................................11
   8.04.    SUCCESSORS AND ASSIGNS...........................................11
   8.05.    HEADINGS DESCRIPTIVE, ETC........................................11
   8.06.    GOVERNING LAW....................................................11
   8.07.    DEBTOR'S DUTIES..................................................12
   8.08.    TERMINATION; RELEASE.............................................12
   8.09.    COUNTERPARTS.....................................................12

ANNEX A - Schedule of Existing Financing Statements
ANNEX B - Schedule of Record Locations
ANNEX C - Schedule of Filed Financing Statements

                               SECURITY AGREEMENT


         SECURITY AGREEMENT, dated as of December 1, 1998 between EOTT ENERGY CANADA LIMITED PARTNERSHIP ("Debtor") and ENRON CORP. ("Secured Party").

                              W I T N E S S E T H :

         WHEREAS, Debtor desires to incur Loans and request the issuance of Letters of Credit and Guarantees under that certain Amended and Restated Credit Agreement dated as of December 1, 1998 between Debtor and Secured Party (such Amended and Restated Credit Agreement as the same may be amended or supplemented from time to time called the "Credit Agreement"; unless otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined); and

         WHEREAS, it is a condition precedent to the incurrence of Loans and the issuance of Letters of Credit and Guarantees under the Credit Agreement that Debtor shall have executed and delivered to Secured Party this Agreement; and

         WHEREAS, Debtor desires to execute this Agreement to satisfy the condition described in the preceding paragraph;

         NOW, THEREFORE, in consideration of the benefits to Debtor, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby makes the following representations and warranties to Secured Party and hereby covenants and agrees with Secured Party as follows:

                          SECTION 1. SECURITY INTERESTS

         1.01. Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of its Obligations (all capitalized terms used herein and defined in Section 7.01 shall be used herein as so defined), Debtor does hereby sell, assign and transfer unto Secured Party, and does hereby grant to Secured Party a continuing security interest of first priority (subject to Excepted Liens) in, all of the right, title and interest of Debtor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable; (ii) all Inventory;
(iii) the Cash Collateral Account and all monies, securities and instruments deposited or required to be deposited in the Cash Collateral Account; and (iv) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral").

         (b) The security interest of Secured Party under this Agreement extends to all Collateral of the kind described in preceding clause (a) which Debtor may acquire at any time during the continuation of this Agreement.

         1.02. Power of Attorney. Debtor hereby constitutes and appoints Secured Party its true and lawful attorney, irrevocably, with full power after the occurrence of an Event of Default (in the name of Debtor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to Debtor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which Secured Party may deem to be necessary or advisable in the premises, which appointment as attorney is coupled with an interest.

         SECTION 2. GENERAL REPRESENTATIONS. WARRANTIES AND COVENANTS

         Debtor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

         2.01. Necessary Filings. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by Debtor to Secured Party hereby in respect of the Collateral have been accomplished and the security interest granted to Secured Party pursuant to this Agreement in and to the Collateral constitutes a valid and enforceable perfected security interest therein superior and prior to the rights of all other Persons therein and subject to no other Liens (except that the Collateral may be subject to Excepted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

         2.02. No Liens. Debtor is, and as to Collateral acquired by it from time to time after the date hereof Debtor will be, the owner of all Collateral free from any Lien or other right, title or interest of any Person (other than Excepted Liens and Liens permitted under Section 10.01(i) and (iv) of the Credit Agreement), and Debtor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to Secured Party.

         2.03. Other Financing Statements. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral except as disclosed in Annex A and so long as the Total Commitment has not been terminated or any of the Obligations remain unpaid or any Letters of Credit or Guarantees are outstanding, Debtor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by Debtor.

         2.04. Chief Executive Office; Records. The chief executive office of Debtor is located at Houston, Texas. Debtor will not move its chief executive office except to such new location as Debtor may establish in accordance with the last sentence of this Section 2.04. The originals of all documents evidencing all Receivables of Debtor and the only original books of account and records of Debtor relating thereto are, and will continue to be, kept at such chief executive office or at the locations disclosed in Annex B, or at such new locations as Debtor may establish in accordance with the last sentence of this
Section 2.04. All Receivables of Debtor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such office locations shown above, or such new locations as Debtor may establish in accordance with the last sentence of this
Section 2.04. Debtor shall not establish a new location for such offices until
(i) it shall have given to Secured Party not less than 45 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as Secured Party may reasonably request and (ii) with respect to such new location, it shall have taken all action, satisfactory to Secured Party, to maintain the security interest of Secured Party in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

         2.05. Location of Inventory. All Inventory included in the Borrowing Base is subject to a perfected first priority security interest (subject to Excepted Liens). Financing statements covering the Inventory have been filed in the filing jurisdictions listed on Annex C.

         2.06. Recourse. This Agreement is made with full recourse to Debtor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of Debtor contained herein, in the Credit Agreement and otherwise in writing in connection herewith or therewith. This Agreement is non-recourse to the General Partner as provided in Section 12.15 of the Credit Agreement.

         SECTION 3. SPECIAL PROVISIONS CONCERNING RECEIVABLES

         3.01. Additional Representations and Warranties. As of the time when each of its Receivable arises, Debtor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto (i) will represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will evidence true and valid obligations, enforceable in accordance with their respective terms and (iv) will be in compliance and will conform with all applicable federal, state, provincial and local laws and applicable laws of any relevant foreign jurisdiction.

         3.02. Maintenance of Records. Debtor will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables, including, but not limited to, the originals of all documentation with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and Debtor will make the same available to Secured Party for inspection, at Debtor's own cost and expense, at any and all reasonable times upon demand. Debtor shall, at its own cost and expense, deliver all tangible evidence of its Receivables (including, without limitation, all documents evidencing the Receivables) and such books and records to Secured Party or to its representatives (copies of which evidence and books and records may be retained by Debtor) at any time upon its demand. If Secured Party so directs, Debtor shall legend, in form and manner reasonably satisfactory to Secured Party, the Receivables, as well as books, records and documents of Debtor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to Secured Party and that Secured Party has a security interest therein.

         3.03. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence of an Event of Default and if Secured Party so directs, Debtor agrees
(i) to cause all payments on account of the Receivables to be made directly to the Cash Collateral Account and (ii) that Secured Party may, at its option, directly notify the obligors with respect to any Receivables to make payments with respect thereto as provided in preceding clause (i). Without notice to or assent by Debtor, Secured Party may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account in the manner provided in
Section 7.04 of this Agreement. The costs and expenses (including attorneys' fees) of collection, whether incurred by Debtor or Secured Party, shall be borne by Debtor.

         3.04. Modification of Terms; etc. Debtor shall not rescind or cancel any indebtedness evidenced by or rights covered by the security interest hereby granted, as Secured Party may reasonably require.

                SECTION 4. PROVISIONS CONCERNING ALL COLLATERAL

         4.01. Protection of Secured Party's Security. Debtor will do nothing to impair the rights of Secured Party in the Collateral. Debtor will at all times keep its Inventory insured in favor of Secured Party, at its own expense, to Secured Party's reasonable satisfaction against fire, theft and all other risks to which such Collateral may be subject; all policies or certificates with respect to such insurance shall be endorsed to Secured Party's satisfaction for the benefit of Secured Party (including, without limitation, by naming Secured Party as loss payee) and deposited with Secured Party. If Debtor shall fail to insure such Inventory to Secured Party's reasonable satisfaction, or if Debtor shall fail to so endorse and deposit all policies or certificates with respect thereto, Secured Party shall have the right (but shall be under no obligation) to procure such insurance and Debtor agrees to reimburse Secured Party for all costs and expenses of procuring such insurance. Secured Party may apply any proceeds of such insurance when received by it toward the payment of any of the Obligations to the extent the same shall then be due. Debtor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of Debtor to pay its Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to Debtor.

         4.02. Warehouse Receipts Non-negotiable. Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

         4.03. Further Actions. Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to Secured Party from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which Secured Party deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

         4.04. Financing Statements. Debtor agrees to assign and deliver to Secured Party such financing statements, in form acceptable to Secured Party, as Secured Party may from time to time reasonably request or as are necessary or desirable in the opinion of Secured Party to establish and maintain a valid, enforceable, first priority security interest in the Collateral as provided herein and the other rights and security contemplated herein, all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. Debtor will pay any applicable filing fees and related expenses. Debtor authorizes Secured Party to file any such financing statements without the signature of Debtor.

            SECTION 5. REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

         5.01. Remedies; Obtaining the Collateral Upon Default. Debtor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, Secured Party , in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

                  (a) personally, or by agents, receiver, receiver and manager or attorneys, immediately retake possession of the Collateral or any part thereof, from Debtor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon Debtor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of Debtor; and

                  (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to Secured Party; and

                  (c) withdraw all monies, securities and instruments in the Cash Collateral Account for application to the Obligations; and

                  (d) sell, assign or otherwise liquidate, or direct Debtor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

                  (e) take possession of the Collateral or any part thereof, by directing Debtor in writing to deliver the same to Secured Party at any place or places designated by Secured Party, in which event Debtor shall at its own expense:

                         (i) forthwith cause the same to be moved to the place or places so designated by Secured Party and there delivered to Secured Party,

                         (ii) store and keep any Collateral so delivered to Secured Party at such place or places pending further action by Secured Party as provided in Section 5.02, and

                         (iii) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

                    it being understood that Debtor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, Secured Party shall be entitled to a decree requiring specific performance by Debtor of such obligation.

         5.02. Remedies; Disposition of the Collateral. Any Collateral repossessed by Secured Party under or pursuant to Section 5.01, and any other Collateral whether or not so repossessed by Secured Party, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as Secured Party may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by Secured Party or after any overhaul or repair which Secured Party shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceeding permitted by such requirements shall be made upon not less than 10 days' written notice to Debtor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of Debtor or any nominee of Debtor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to Debtor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at Secured Party's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in Houston, Texas. To the extent permitted by any such requirement of law, Secured Party may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section
5.02 without accountability to Debtor (except to the extent of surplus money received as provided in Section 5.04). If, under mandatory requirements of applicable law, Secured Party shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to Debtor as hereinabove specified, Secured Party need give Debtor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

         5.03. Waiver of Claims. Except as otherwise provided in this Agreement, DEBTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH SECURED PARTY'S TAKING POSSESSION OR SECURED PARTY'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and Debtor hereby further waives, to the extent permitted by law:

         (i) all damages occasioned by such taking of possession except any damages which are the direct result of Secured Party's gross negligence or willful misconduct;

         (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of Secured Party's rights hereunder; and

         (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and Debtor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of Debtor therein and thereto, and shall be a perpetual bar both at law and in equity against Debtor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under Debtor.

         5.04. Application of Proceeds. The proceeds of any Collateral obtained pursuant to Section 5.01 or disposed of pursuant to Section 5.02 shall be applied as follows:

         (i) to the payment of any and all expenses and fees (including reasonable attorneys' fees) incurred by Secured Party in obtaining, taking possession of, removing, insuring, repairing, storing and disposing of Collateral and any and all amounts incurred by Secured Party in connection therewith;

         (ii) next, any surplus then remaining to the payment of the Obligations in the following order of priority:

              (t) all interest accrued and unpaid and all fees payable pursuant to Section 5.01(a) or (b) of the Credit Agreement;

              (u) the principal amount owing on the Loans and all amounts with respect to Letter of Credit Outstandings and Guarantee Outstandings;

              (v) all other Obligations then owing;

         (iii) if the Total Commitment is then terminated, no Letter of Credit is outstanding and no other Obligation is outstanding, any surplus then remaining shall be paid to Debtor, subject, however, to the rights of the holder of any then existing Lien of which Secured Party has actual notice (without investigation);

it being understood that Debtor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in clauses (i) and (ii) of this Section
5.04 with respect to Debtor.

         5.05. Remedies Cumulative. No failure or delay on the part of Secured Party in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between Debtor and Secured Party shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which Secured Party would otherwise have. No notice to or demand on Debtor in any case shall entitle Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Secured Party to any other or further action in any circumstances without notice or demand.

         5.06. Discontinuance of Proceedings. In case Secured Party shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to Secured Party, then and in every such case Debtor, Secured Party shall be restored to its former position and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of Secured Party shall continue as if no such proceeding had been instituted.

                              SECTION 6. INDEMNITY

         6.01. Indemnity. (a) Debtor agrees to indemnify, reimburse and hold Secured Party and its officers, directors, employees, representatives and agents (hereinafter in this Section 6.01 referred to individually as "Indemnitee" and collectively as "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 6.01 the foregoing are collectively called "expenses") of whatsoever kind or nature which may be imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Credit Document or the documents executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or for property damage) or any contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 6.01(a) for expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Debtor agrees that upon written notice by any Indemnitee of any assertion that could give rise to an expense, Debtor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify Debtor of any such assertion of which such Indemnitee has knowledge.

         (b) Without limiting the application of Section 6.01(a), Debtor agrees to pay, or reimburse Secured Party for (if Secured Party shall have incurred fees, costs or expenses because Debtor shall have failed to comply with its obligations under this Assignment or any other Credit Document), any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of Secured Party's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and Secured Party's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

         (c) Without limiting the application of Section 6.01(a) or (b), Debtor agrees to pay, indemnify and hold each Indemnitee harmless from and against any expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by Debtor in this Agreement or any of the other Credit Documents or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any of the other Credit Documents.

         (d) If and to the extent that the obligations of Debtor under this
Section 6.01 are unenforceable for any reason, Debtor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         6.02. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of Debtor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of the Note and all of the other Obligations and notwithstanding the discharge thereof.

                             SECTION 7. DEFINITIONS

         7.01. The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

         "Agreement" shall mean this Security Agreement, as modified, supplemented or amended from time to time.

         "Cash Collateral Account" shall mean a restricted non-interest bearing cash collateral account maintained with a bank (as requested by Secured Party) for the benefit of Secured Party.

         "Collateral" shall have the meaning provided in Section 1.01(a).

         "Debtor" shall have the meaning provided in the first paragraph of this Agreement.

         "Credit Agreement" shall have the meaning provided in the first paragraph of this Agreement.

         "Indemnitee" shall have the meaning specified in Section 6.01.

         "Instrument" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of Texas and shall evidence a Receivable.

         "Inventory" shall mean all raw materials, work-in-process, and finished inventory of Debtor of every type or description and all documents of title covering such inventory, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of Texas, now or hereafter owned by Debtor, including, without limitation, crude oil, natural gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid, solid or gaseous hydrocarbons.

         "Obligations" shall mean: (a) all indebtedness, obligations and liabilities (including, without limitation, guarantees and other contingent liabilities) of Debtor to Secured Party arising under or in connection with any Credit Document; (b) any and all sums advanced by Secured Party in order to preserve the Collateral or preserve its security interest in the Collateral; and
(c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of Debtor referred to in clause (a), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Secured Party of its rights hereunder, together with reasonable attorneys' fees and court costs.

         "Proceeds" shall have the meaning assigned that term under the Uniform Commercial Code as in effect in the State of Texas on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Secured Party or Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of Texas, now or hereafter owned by Debtor and, in any event, shall include, but shall not be limited to, all of Debtor's rights to payment for goods sold or leased or services performed by Debtor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper or other evidence of indebtedness or security, together with (i) all security pledged, assigned, hypothecated or granted to or held by Debtor to secure the foregoing, (ii) all of Debtor's right, title and interest in and to any goods, the sale of which gave rise thereto, (iii) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (iv) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (v) all books, records, ledger cards, and invoices relating thereto,
(vi) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, and (vii) all credit information, reports and memoranda relating thereto.

         "Secured Party" shall have the meaning provided in the first paragraph of this Agreement.

                            SECTION 8. MISCELLANEOUS

         8.01. Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section
13.03 of the Credit Agreement.

         8.02. Waiver; Amendment. This Agreement may be charged, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

         8.03. Obligations Absolute. The obligations of Debtor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, any of the Credit Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or any other Credit Document; (iii) any furnishing of any additional security to Secured Party or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by Secured Party; or (iv) any invalidity, irregularity or unenforceability of all or part of the Obligations or of any security therefor.

         8.04. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the partners hereto; provided, however, that Debtor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Secured Party. All agreements, statements, representations and warranties made by Debtor herein or in any certificate or other instrument delivered by Debtor or on its behalf under this Agreement shall be considered to have been relied upon by Secured Party and shall survive the execution and delivery of this Agreement and the other Credit Documents regardless of any investigation made by Secured Party.

         8.05. Headings Descriptive, etc. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. The provisions of Section 1.02(a) of the Credit Agreement shall apply to this Agreement as if the reference therein to "Agreement" were to this Agreement.

         8.06. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of Texas.

         8.07. Debtor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that Debtor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and Secured Party shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of or in connection with this Agreement, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Debtor under or with respect to any Collateral.

         8.08. Termination; Release. After the termination of the Total Commitment, and when all Obligations have been paid in full, this Agreement shall terminate, and Secured Party, at the request and expense of Debtor, will execute and deliver to Debtor the proper instruments (including Uniform Commercial Code termination statements on form UCC-3 or financing charge statements) acknowledging the termination of this Agreement, and will duly assign, transfer and deliver to Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in possession of Secured Party and has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

         8.09. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

Address:

     1330 Post Oak Boulevard                    EOTT ENERGY CANADA
     Suite 2700                                   LIMITED PARTNERSHIP
     Houston, TX 77056
                                                By EOTT ENERGY CORP.,
                                                  its General Partner

                                                By: /s/ SUSAN RALPH
                                                   ----------------------------
                                                Name:   Susan Ralph
                                                Title:  Treasurer


Address:

     1400 Smith                                  ENRON CORP.
     Houston, Texas  77002


                                                 By: /s/ JEFFREY MCMAHON
                                                   ----------------------------
                                                 Name:    Jeffrey McMahon
                                                 Title:   Senior Vice President,
                                                          Finance and Treasurer

                                     ANNEX A
                                       TO
                               SECURITY INSTRUMENT


                    SCHEDULE OF EXISTING FINANCING STATEMENTS

                                      None

                                     ANNEX B
                                       TO
                               SECURITY INSTRUMENT


                          SCHEDULE OF RECORD LOCATIONS


1330 Post Oak Boulevard, Suite 2700
Houston, Texas 77056

111 West Ocean Boulevard, Suite 1700
Long Beach, California 90802

                                     ANNEX C
                                       TO
                               SECURITY AGREEMENT

                     SCHEDULE OF FILED FINANCING STATEMENTS

===================================================================================
        JURISDICTION                          DATE FILED               FILE NUMBER
-----------------------------------------------------------------------------------
Secretary of State, Alabama                  April 20, 1994             B94-14041
-----------------------------------------------------------------------------------
Secretary of State, Alaska                   April 25, 1994             381927
-----------------------------------------------------------------------------------
Secretary of State, Arizona                  April 20, 1994             94783317
-----------------------------------------------------------------------------------
Secretary of State, Arkansas                 April 20, 1994             889124
-----------------------------------------------------------------------------------
Secretary of State, California               April 20, 1994             94075834
-----------------------------------------------------------------------------------
Secretary of State, Colorado                 April 20, 1994             942029472
-----------------------------------------------------------------------------------
Secretary of State, Connecticut              April 20, 1994             1054319
-----------------------------------------------------------------------------------
Secretary of State, Delaware                 April 20, 1994             9405349
-----------------------------------------------------------------------------------
District of Columbia                         April 21, 1994             7512
-----------------------------------------------------------------------------------
Secretary of State, Florida                  April 20, 1994             94-79398
-----------------------------------------------------------------------------------
Fulton County, Georgia                       April 19, 1994             000809771
-----------------------------------------------------------------------------------
Secretary of State, Hawaii                   April 22, 1994             94-067465
-----------------------------------------------------------------------------------
Secretary of State, Idaho                    April 21, 1994             B 608578
-----------------------------------------------------------------------------------
Secretary of State, Illinois                 April 20, 1994             3248693
-----------------------------------------------------------------------------------
Secretary of State, Indiana                  April 21, 1994             1909421
-----------------------------------------------------------------------------------
Secretary of State, Iowa                     April 20, 1994             K543054
-----------------------------------------------------------------------------------
Secretary of State, Kansas                   April 20, 1994             2014971
-----------------------------------------------------------------------------------
Secretary of State, Kentucky                 April 20, 1994             135108
-----------------------------------------------------------------------------------
Franklin County, Kentucky                    April 21, 1994             42083
-----------------------------------------------------------------------------------
Secretary of State, Louisiana                April 20, 1994             17-1095528
-----------------------------------------------------------------------------------
Secretary of State, Maine                    April 20, 1994             1073820
-----------------------------------------------------------------------------------
Secretary of State, Maryland                 April 20, 1994             141118400
-----------------------------------------------------------------------------------
Secretary of State, Massachusetts            April 22, 1994             230125
-----------------------------------------------------------------------------------
Secretary of State, Michigan                 April 20, 1994             42010B
===================================================================================

===================================================================================
        JURISDICTION                          DATE FILED               FILE NUMBER
-----------------------------------------------------------------------------------
Secretary of State, Minnesota                April 20, 1994             1667645
-----------------------------------------------------------------------------------
Secretary of State, Mississippi              April 20, 1994             0793487
-----------------------------------------------------------------------------------
Yazoo County, Mississippi                    April 21, 1994             49761
-----------------------------------------------------------------------------------
Secretary of State, Missouri                 April 20, 1994             2394607
-----------------------------------------------------------------------------------
Boone County, Missouri                       April 21, 1994             140002
-----------------------------------------------------------------------------------
Buchanan County, Missouri                    April 21, 1994             948
-----------------------------------------------------------------------------------
Cape Girardeau County, Missouri              April 21, 1994             0079138
-----------------------------------------------------------------------------------
Greene County, Missouri                      April 21, 1994             001697
-----------------------------------------------------------------------------------
Jasper County, Missouri                      April 21, 1994             704
-----------------------------------------------------------------------------------
Marion County, Missouri                      April 21, 1994             42829
-----------------------------------------------------------------------------------
St. Charles County, Missouri                 April 20, 1994             18435
-----------------------------------------------------------------------------------
Secretary of State, Montana                  April 21, 1994             431352
-----------------------------------------------------------------------------------
Secretary of State, Nebraska                 April 20, 1994             619977
-----------------------------------------------------------------------------------
Secretary of State, Nevada                   April 20, 1994             94-04705
-----------------------------------------------------------------------------------
Secretary of State, New Hampshire            April 20, 1994             419809
-----------------------------------------------------------------------------------
Secretary of State, New Jersey               April 20, 1994             1565972
-----------------------------------------------------------------------------------
Secretary of State, New Mexico               April 20, 1994             940420076
-----------------------------------------------------------------------------------
Secretary of State, New York                 April 20, 1994             077464
-----------------------------------------------------------------------------------
Secretary of State, North Carolina           April 20, 1994             1099334
-----------------------------------------------------------------------------------
Secretary of State, North Dakota             April 20, 1994             94000418789
-----------------------------------------------------------------------------------
Secretary of State, Ohio                     April 20, 1994             AK93582
-----------------------------------------------------------------------------------
Allen County, Ohio                           April 21, 1994             0941052
-----------------------------------------------------------------------------------
Franklin County, Ohio                        April 21, 1994             012838
-----------------------------------------------------------------------------------
Mahoning County, Ohio                        April 21, 1994             942804
-----------------------------------------------------------------------------------
Summit County, Ohio                          April 21, 1994             480486
-----------------------------------------------------------------------------------
Oklahoma County Clerk                        April 20, 1994             NO1116
-----------------------------------------------------------------------------------
Secretary of State, Oklahoma                 April 20, 1994             1232.1
-----------------------------------------------------------------------------------
Secretary of State, Oregon                   April 20, 1994             S01118
===================================================================================

===================================================================================
        JURISDICTION                          DATE FILED               FILE NUMBER
-----------------------------------------------------------------------------------
Secretary of State, Pennsylvania             April 20, 1994             23041758
-----------------------------------------------------------------------------------
Philadelphia County, Pennsylvania            April 22, 1994             941729
-----------------------------------------------------------------------------------
Secretary of State, Rhode Island             April 20, 1994             621046
-----------------------------------------------------------------------------------
Secretary of State, South Carolina           April 20, 1994             142508A
-----------------------------------------------------------------------------------
Secretary of State, South Dakota             April 20, 1994             41101300430
-----------------------------------------------------------------------------------
Secretary of State, Tennessee                April 20, 1994             302024
-----------------------------------------------------------------------------------
Secretary of State, Texas                    April 20, 1994             075406
-----------------------------------------------------------------------------------
Secretary of State, Utah                     April 20, 1994             394834(1)
                                             May 5, 1994                396367
-----------------------------------------------------------------------------------
Secretary of State, Vermont                  April 29, 1994             94-41220
-----------------------------------------------------------------------------------
Secretary of State, Virginia                 April 20, 1994             940420-7712
-----------------------------------------------------------------------------------
Secretary of State, Washington               April 20, 1994             94-110-0033
-----------------------------------------------------------------------------------
Secretary of State, West Virginia            April 20, 1994             0397377
-----------------------------------------------------------------------------------
Secretary of State, Wisconsin                April 20, 1994             1423885
-----------------------------------------------------------------------------------
Secretary of State, Wyoming                  April 21, 1994             94110152B02
===================================================================================


------------

(1) Second filing made in compliance with the Utah Commercial Code to reflect that Secured Party is not a seller or a purchase money lender of the

                                                                      EXHIBIT J


                              INTENTIONALLY DELETED

                                                                      EXHIBIT K



                              INTENTIONALLY DELETED

                                                                      EXHIBIT L



                              INTENTIONALLY DELETED

                                                                       EXHIBIT M


                          Form of Borrowing Base Report

                                                            ADVANCE   BORROWING
                     CATEGORY                     AMOUNT     RATE     BASE VALUE
                     --------                     ------    -------   ----------
I.   Cash/Cash Equivalents (held in pledged
     account with Agent)                                      100%

II.  Accounts Receivable

     a.   Eligible Receivables                                 90%

     b.   Pre-Approved Eligible Receivables                    87%

     c.   Other Eligible Receivables                           85%

III. Inventory (Marked to Market)                              80%

IV.  Crude Oil Contracted for Purchase/Not Yet Delivered       80%

          Crude Oil Contracted for Purchase Marked
          to Market/Not Yet Delivered                          80%

V.   Crude Oil Delivered/Not Yet Billed (category 1)           87%

     a.   Crude Oil Delivered/Not Yet Billed                   84%
          (category 2)

     b.   Crude Oil Delivered/Not Yet Billed                   82%
          (category 3)

VI.  Exchange Balances Due EOTT                                80%

VII. Pledged Broker Accounts                                   80%

     Total Borrowing Base

     Less:  First Purchase Liability

     Net Borrowing Base

     Minus:    Outstanding Loans
               Outstanding Letter of Credit

     Fund Available Under Borrowing Base

                                                                      EXHIBIT N

                               SUBSIDIARY GUARANTY

         GUARANTY dated as of December 1, 1998 (as amended, modified or supplemented from time to time, this "Guaranty"), made by the undersigned (the
"Guarantor").


                              W I T N E S S E T H :


         WHEREAS, EOTT Energy Operating Limited Partnership (the "Borrower") and Enron Corp., an Oregon corporation (the "Lender") have entered into an Amended and Restated Credit Agreement, dated as of December 1, 1998 (as amended, modified or supplemented from time to time, the "Credit Agreement"; except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as therein defined), providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit and Guarantees for the account of the Borrower and its Subsidiaries, all as contemplated therein;

         WHEREAS, the Guarantor is a 99% owned Subsidiary of the Borrower;

         WHEREAS, it is a condition to the making of Loans under the Credit Agreement and the issuance of Letters of Credit and Guarantees that the Guarantor shall have executed and delivered this Guaranty; and

         WHEREAS, the Guarantor will obtain benefits from the incurrence of Loans by the Borrower under the Credit Agreement and the issuance of Letters of Credit and Guarantees and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph and to induce the Lender to make Loans to the Borrower and issue Letters of Credit and Guarantees.

         NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby makes the following representations and warranties to the Lender and hereby covenants with the Lender as follows:

         1. The Guarantor irrevocably and unconditionally guarantees: (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (w) the principal of and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement (x) the Letter of Credit Outstandings and the Guarantee Outstandings and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to the Lender under the Credit Agreement (including, without limitation, indemnities, fees and interest thereon) whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any other Credit Document and the due performance and compliance with the terms of the Credit Documents by the Borrower (all such principal, interest, liabilities and obligations being herein collectively called the "Guaranteed Obligations"); provided that the maximum amount payable by the Guarantor hereunder shall at no time exceed the Maximum Amount (as hereinafter defined) of the Guarantor. As used herein, "Maximum Amount" of the Guarantor means an amount equal to 90% of the amount by which (i) the present fair saleable value of the Guarantor's assets exceeds (ii) the amount reasonably expected to come due in respect of liabilities, other than contingent liabilities of the Guarantor hereunder, in each case determined on the Initial Credit Event Date or on the day any demand is made under this Guaranty, whichever date results in a higher Maximum Amount. Subject to the proviso in the second preceding sentence, the Guarantor understands, agrees and confirms that the Lender may enforce this Guaranty up to the full amount of the Guaranteed Obligations against the Guarantor without proceeding against any other Subsidiary Guarantor, the Borrower, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. All payments by the Guarantor under this Guaranty shall be made on the same basis as payments by the Borrower under Section 6 of the Credit Agreement. (All payments received by the Lender pursuant to this Guaranty shall be applied in the manner set forth in Section 5.04 of the Security Agreements.)

         2. Additionally, the Guarantor unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations of the Borrower to the Lender whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 11.05 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Lender, or order, on demand, in lawful money of the United States.

         3. The liability of the Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by the Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of the Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower or (e) any payment made to the Lender on the indebtedness which the Lender repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

         4. The obligations of the Guarantor hereunder are independent of the obligations of any other Subsidiary Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against the Guarantor whether or not action is brought against any other Subsidiary Guarantor, any other guarantor or the Borrower and whether or not any other Subsidiary Guarantor, any other guarantor of the Borrower or the Borrower be joined in any such action or actions. The Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to the Guarantor.

         5. The Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Lender against, and any other notice to, any party liable thereon (including the Guarantor or any other guarantor or the Borrower).

         6. The Lender may (except as shall be required by applicable statute and cannot be waived) at any time and from time to time without the consent of, or notice to, the Guarantor, without incurring responsibility to the Guarantor, without impairing or releasing the obligations of the Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

         (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

         (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

         (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

         (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower;

         (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Lender regardless of what liabilities of the Borrower remain unpaid;

         (f) consent to or waive any breach of, or any act, omission or default under, any of the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Credit Documents or any of such other instruments or agreements; and/or

         (g) act or fail to act in any manner referred to in this Guaranty which may deprive the Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

         7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

         8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which the Lender would otherwise have. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender to any other or further action in any circumstances without notice or demand. It is not necessary for the Lender to inquire into the capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         9. Any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated to the indebtedness of the Borrower to the Lender; and such indebtedness of the Borrower to the Guarantor, if the Lender, after an Event of Default has occurred, so requests, shall be collected, enforced and received by the Guarantor as trustee for the Lender and be paid over to the Lender on account of the indebtedness of the Borrower to the Lender, but without affecting or impairing in any manner the liability of the Guarantor under the other provisions of this Guaranty. Prior to the transfer by the Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to the Guarantor, the Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

         10. (a) The Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Lender to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party; or (iii) pursue any other remedy in the Lender's power whatsoever. The Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Lender may, at its election, foreclose on any security held by the Lender by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Lender may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full. The Guarantor waives any defense arising out of any such election by the Lender, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against the Borrower or any other party or any security.

         (b) The Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which the Guarantor assumes and incurs hereunder, and agrees that the Lender shall have no duty to advise the Guarantor of information known to them regarding such circumstances or risks.

         (c) Except as otherwise provided in clause (d) below, the Guarantor hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Lender against the Borrower, and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from the Borrower which it may at any time otherwise have as a result of this Guaranty. The Guarantor hereby further waives any right to enforce any other remedy which the Lender now have or may hereafter have against the Borrower, any endorser or any other guarantor of all or any part of the Guaranteed Obligations and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Lender to secure payment of the Guaranteed Obligations.

         11. The Lender agrees that this Guaranty may not be enforced against any director, officer, employee, or stockholder of the Guarantor (except to the extent such stockholder is also a Guarantor hereunder). This Agreement is non-recourse to the General Partner as provided in Section 12.15 of the Credit Agreement.

         12. In order to induce the Lender to make Loans and issue Letters of Credit, Letters of Indemnity and Guarantees pursuant to the Credit Agreement, the Guarantor represents, warrants and covenants that:

         (a) The Guarantor (i) is a duly formed and validly existing limited partnership under the laws of the jurisdiction of its formation, and has the power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (ii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified could reasonably be expected to have a Material Adverse Effect.

         (b) The Guarantor has the power and authority to execute, deliver and carry out the terms and provisions of this Guaranty and each other Credit Document to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each such Credit Document. The Guarantor has duly executed and delivered this Guaranty, and each other Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         (c) Neither the execution, delivery or performance by the Guarantor of this Guaranty or any other Credit Document to which it is a party, nor compliance by it with the terms and provisions hereof (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or other material agreement or other instrument to which the Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of limited partnership or the partnership agreement of the Guarantor or any of its Subsidiaries.

         (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or any other Credit Document to which the Guarantor is a party, or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Credit Document to which the Guarantor is a party.

         (e) There are no actions, suits or proceedings pending or threatened
     (i) with respect to the Guarantor that could reasonably be expected to have a Material Adverse Effect or (ii) that could reasonably be expected to have a material adverse effect on the rights or remedies of the Lender or on the ability of the Guarantor to perform its respective obligations to the Lender hereunder and under the other Credit Documents to which it is a party.

         13. The Guarantor covenants and agrees that on and after the date hereof and until the termination of the Total Commitment and when neither the Note, any Letter of Credit or Guarantee remains outstanding and all Guaranteed Obligations have been paid in full, the Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 9 or 10 of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of the Guarantor or any of its Subsidiaries.

         14. The Guarantors hereby jointly and severally agree to pay all out-of-pocket costs and expenses of the Lender in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto (including, without limitation, the fees and disbursements of counsel (including in-house counsel) employed by the Lender).

         15. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

         16. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of the Guarantor and the Lender at all times prior to the time on which all Obligations have been paid in full.

         17. The Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents has been made available to its principal executive officers and such officers are familiar with the contents thereof.

         18. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement continuing after any applicable grace period), the Lender is hereby authorized at any time or from time to time, without notice to the Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Lender to or for the credit or the account of the Guarantor, against and on account of the obligations and liabilities of the Guarantor to the Lender under this Guaranty, irrespective of whether or not the Lender shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

         19. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at
(i) in the case of the Lender, as provided in the Credit Agreement and (ii) in the case of the Guarantor, at its address set forth opposite its signature below; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

         20. If claim is ever made upon the Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and the Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

         21. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE LENDER AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF TEXAS.

         22. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Lender.

         23. All payments made by the Guarantor hereunder will be made without setoff, counterclaim or other defense.

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.


Address:                                 EOTT ENERGY CANADA LIMITED PARTNERSHIP

1330 Post Oak Boulevard                  By:    EOTT Energy Corp.,
Suite 2700                                        its General Partner
Houston, TX  77056

                                         By: /s/ SUSAN RALPH
                                            -----------------------------------
                                         Name:   Susan Ralph
                                         Title:  Treasurer


                                         Accepted and Agreed to:

                                         ENRON CORP.

                                         By: /s/ JEFFREY MCMAHON
                                            -----------------------------------
                                         Name:   Jeffrey McMahon
                                         Title:  Senior Vice President,
                                                 Finance and Treasurer

                                                                      EXHIBIT O

                                                                      EXHIBIT O

                             CONTRIBUTION AGREEMENT

                CONTRIBUTION AGREEMENT, dated as of December 1, 1998 (as amended, modified or supplemented from time to time, the "Contribution Agreement"), among EOTT Energy Operating Limited Partnership (the "Borrower") and each of its Subsidiaries (as defined in the Credit Agreement referred to below) listed on the signature pages hereto (each a "Guarantor" and together with any other entity that becomes a party hereto pursuant to Section II hereof, the "Guarantors"). As used herein, the term "Contributor" shall mean the Borrower and each of the Guarantors required to make any payment to any other Guarantor pursuant to Section 1 of this Contribution Agreement. Except as otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meaning assigned to those terms in the Credit Agreement.

                                  WITNESSETH:

                WHEREAS, the Borrower and Enron Corp. (the "Lender") have entered into an Amended and Restated Credit Agreement, dated as of December 1, 1998 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrower and the issuance of by order Letters of Credit of the Borrower and its Subsidiaries and the issuance of Guarantees, all as contemplated therein;

                WHEREAS, it is a condition to the making of Loans to the Borrower and the issuance of Letters of Credit under the Credit Agreement that each Guarantor shall have executed and delivered a Subsidiary Guaranty;

                WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrower, and the issuance of by order Letters of Credit of the Borrower and its Subsidiaries under the Credit Agreement and, accordingly, each Guarantor has executed and delivered a Subsidiary Guaranty in order to satisfy the condition described in the preceding paragraph and to induce the Lender to make Loans to the Borrower and issue Letters of Credit ;

                WHEREAS, pursuant to the Subsidiary Guaranties, each of the Guarantors has agreed unconditionally and irrevocably, and jointly and severally, to guaranty as primary obligor and not merely as surety the Guaranteed Obligations (as defined in each Subsidiary Guaranty); and

                WHEREAS, the Contributors wish to enter into this Contribution Agreement to effect an equitable sharing of the Guaranteed Obligations;

                NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                I . CONTRIBUTION. At any time a payment in respect of the Guaranteed Obligations is made under a Subsidiary Guaranty, the right of contribution, if any, of each Guarantor against each Contributor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a "Relevant Payment") is made on the Guaranteed Obligations under the Subsidiary Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor's Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the "Aggregate Excess Amount"), each such Guarantor shall have a right of contribution (i) against the Borrower and (ii) against each Contributor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such Contributor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such Contributor. A Guarantor's right of contribution, if any, pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of.any subsequent computation; provided, that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been paid in full and the Total Commitment has been terminated, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Contribution Agreement against any Contributor shall be expressly junior and subordinate to such Contributor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under the Subsidiary Guaranty. As used in this Contribution Agreement: (i) each Contributor's "Contribution Percentage" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Contributor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the "Adjusted Net Worth" of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and
(y) zero; and (iii) the "Net Worth" of each Guarantor shall mean the amount by which the fair salable value of such Guarantor's assets on the Initial Credit Event Date (or, in the case of a Guarantor that becomes a party hereto after the Initial Credit Event Date, on the date such Guarantor becomes a party hereto) exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under the Subsidiary Guaranty), in each case after giving effect to the Transaction and all other transactions occurring on the Initial Credit Event Date.

                2. NO OTHER CONTRIBUTION OR SUBROGATION RIGHTS. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to Section 1, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment, any such right of contribution or subrogation arising under law or otherwise being expressly waived by all Guarantors.

                3. CONTRIBUTION RIGHT AS AN ASSET. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Lender.

                4. AMENDMENT OR WAIVER. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the parties hereto and consented to by the Lender.

                5. BENEFIT OF AGREEMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. To the extent any such successor shall be a successor to all or part of the assets of a Guarantor, such successor shall also constitute a Guarantor, with a Contribution Percentage equal to the Contribution Percentage of the predecessor corporation or as otherwise consented to by the Lender.

                6. PRESERVATION OF RIGHTS. This Agreement shall not limit any right which any Guarantor may have against any other Person which is not a party hereto.

                7. TERMINATION: RELEASE. (a) This Agreement, as it may be amended, supplemented or otherwise modified from time to time, shall remain in effect and shall not be terminated as to any Guaranteed Obligation until such Guaranteed Obligation has been discharged or otherwise satisfied in accordance with the laws of the State of Texas.

                (b) On the date on which any Guarantor is released from its obligations under the Subsidiary Guaranty, such Guarantor shall also be released without any further action from the provisions of this Agreement.

                8. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

                9. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                10. EFFECTIVENESS. This Agreement shall become effective upon execution hereof by each such party and delivery of executed counterparts hereof by them to the Lender.

                11. ADDITIONAL GUARANTORS. At the time any entity first becomes a Subsidiary Guarantor after the Initial Credit Event Date, it shall upon execution of a counterpart hereof become a Guarantor for all purposes of this Agreement.

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                      EOTT ENERGY CANADA LIMITED PARTNERSHIP

                                      By: EOTT Energy Corp.,
                                          its General Partner

                                      By: /s/ SUSAN RALPH
                                          --------------------------------------
                                      Name: Susan Ralph
                                      Title: Treasurer

                                      EOTT ENERGY OPERATING LIMITED PARTNERSHIP

                                      By: EOTT Energy Corp.,
                                          its General Partner

                                      By: /s/ SUSAN RALPH
                                          --------------------------------------
                                      Name: Susan Ralph
                                      Title: Treasurer

                                                                       EXHIBIT P



                             INTENTIONALLY DELETED

                                                                      EXHIBIT Q



                              INTENTIONALLY DELETED